                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

                        CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-6102
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                              MFS SERIES TRUST VI
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               (Exact name of registrant as specified in charter)

                500 Boylston Street, Boston, Massachusetts 02116
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              (Address of principal executive offices) (Zip code)

                            James R. Bordewick, Jr.
                    Massachusetts Financial Services Company
                              500 Boylston Street
                          Boston, Massachusetts 02116
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                    (Name and address of agents for service)

       Registrant's telephone number, including area code: (617) 954-5000
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                   Date of fiscal year end: October 31, 2003
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                    Date of reporting period: April 30, 2004
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

ITEM 1. REPORTS TO STOCKHOLDERS.

MFS(R) Mutual Funds

SEMIANNUAL REPORT 4/30/04

MFS(R) GLOBAL TOTAL RETURN FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

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MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
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Privacy is a concern for every investor today. At MFS Investment Management(R)
and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL TOTAL RETURN FUND

The fund seeks total return by providing above-average income (compared to a portfolio invested entirely in equity securities) and opportunities for growth of capital and income.

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                               10
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          13
----------------------------------------------------
FINANCIAL STATEMENTS                              25
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     37
----------------------------------------------------
TRUSTEES AND OFFICERS                             52
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       56
----------------------------------------------------
CONTACT INFORMATION                               57
----------------------------------------------------
ASSET ALLOCATION                                  58

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained quite steady in the midst of a challenging enveronment.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

    May 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

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MFS ORIGINAL RESEARCH(R)
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THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

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MANAGEMENT REVIEW
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MARKET ENVIRONMENT

The turnaround in global stock markets that began in the spring of 2003 continued for much of the six-month period that ended April 30, 2004. This rally was driven by increasingly positive global economic numbers as the period progressed, particularly with regard to business confidence and corporate earnings. By late 2003, corporate capital spending, which had been weak for several years, had also begun to accelerate. Other drivers of the equity rally, in our view, were decisions made by most central banks worldwide to leave interest rates at near-historic lows throughout the period.

Toward the end of the period, however, a combination of several factors, in our view, started to dampen stock returns: A rate increase by the United States Federal Reserve Board (the Fed) seemed more imminent than investors had expected at the beginning of 2004. The March train bombings in Spain brought geopolitical concerns back to the forefront of investors' minds. In addition, oil prices that approached $40 per barrel in late April raised concerns that high energy costs could become a significant drag on the global recovery.

The bond market during the early months of the period was characterized by a continuation of low interest rates and solid returns for bond investors. However, the market began to change rapidly toward the end of the period, following a string of strong economic numbers, reports in March and April of rapid improvement in the U.S. employment market, and hints of rising price pressures. Improving economic indicators, better employment numbers and expectations of higher inflation set the stage for rising interest rates and declining prices for bonds. These conditions were exacerbated by the expectation that the Fed would raise interest rates sometime in the near future.

EQUITY CONTRIBUTORS TO PERFORMANCE

The technology sector contributed the most to the portfolio's relative performance versus its equity benchmark, the MSCI World Index. As a value-oriented portfolio, the fund has generally been underweighted (relative to its benchmark) in technology stocks, which tend to be growth stocks.

Technology stocks were market leaders for most of the reporting period, but their performance began to slip late in the period and the portfolio's underweighting worked in its favor. Intel, for example, was not held by the portfolio during the period but in the benchmark it held an average weighting of more than 1%. This stock performed poorly, contributing to the relative strong performance of the fund's technology sector holdings.

The portfolio also benefited from its stock selection in consumer staples, and from its relatively high allocation to the sector. Stock selection in basic materials was another leading contributor to relative performance. Basic materials firm Syngenta, for example, was the leading contributor to relative performance among all the stocks in the portfolio. The Swiss agro-chemical company was a prime beneficiary of a general upswing in the global economic outlook. Sekisui Chemical of Japan was another leading individual contributor to performance. The company builds and sells homes and benefitted from an improving economy and housing boom in Japan.

FIXED-INCOME CONTRIBUTORS TO PERFORMANCE

An overweighted position in European bonds was a primary contributor to relative returns compared with the fund's fixed-income benchmark, the JP Morgan Global Government Bond Index. The bond rally in Europe continued throughout the period as investors looked at the slow pace of economic growth in European countries and surmised that interest rates would remain low for the foreseeable future.

Our underweighting in U.S. bonds contributed to relative outperformance due to our lower overall exposure and our positioning in certain other dollar-denominated assets that outperformed Treasuries - such as municipal bonds, inflation-linked bonds, and emerging market bonds.

EQUITY DETRACTORS FROM PERFORMANCE

The fund's cash position was a leading detractor from relative performance. As with nearly all mutual funds, this fund holds some cash to buy new holdings and to cover shareholder redemptions. In a period when equity markets rose, cash hurt performance against our benchmark, which has no cash position.

Stock selection in the transportation sector was also a primary detractor from performance. Among the stocks in this sector that performed poorly were Canadian National Railway and Union Pacific. These companies faced an environment during the period made challenging by rising fuel costs and severe winter weather across many parts of North America. In both instances, we see these as short-term disruptions and believe that these transportation companies stand to gain from improvements in the global economy.

Several individual stocks also detracted from relative and absolute performance, including Federal National Mortgage Association (Fannie Mae), Merrill Lynch, and Comcast. We had an overweighted position in Fannie Mae during a period in which shares of its stock declined because of investor concerns over rising interest rates. We also had an overweighted position in Merrill Lynch stock, which declined late in the period because of concerns over the prospect of faltering equity markets and the potential negative impact of higher interest rates. Shares of cable giant Comcast came under pressure following the company's launching of a hostile takeover bid for Disney.

FIXED-INCOME DETRACTORS FROM PERFORMANCE

The primary detractor from the portfolio's fixed-income performance was an underweighted position in Japanese yen, which ended the period stronger against the dollar. Signs of an improving economy - which were driven by bank- sector reform and booming exports - attracted capital inflows that, along with strong trade flows, exerted positive pressure on the yen. Japanese authorities intervened in currency markets to temper the appreciation of the yen during much of the period, and we added to our yen position during these episodes of weakness.

Our underweighting in Japanese government bonds (JGBs) contributed positively to performance during most of the period. However, late in the reporting period, our underweighting detracted from performance as Japanese bond prices remained relatively stable while government bonds in most other regions declined in price.

    Respectfully,

/s/ Steven R. Gorham                    /s/ Barnaby Wiener

    Steven R. Gorham                        Barnaby Wiener
    Portfolio Manager                       Portfolio Manager

/s/ Matthew W. Ryan

    Matthew W. Ryan
    Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

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Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

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

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PERFORMANCE SUMMARY THROUGH 4/30/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

                  Class
   Share        inception
   class          date        6-mo    1-yr      3-yr       5-yr      10-yr
----------------------------------------------------------------------------
     A          9/4/1990       --     18.94%      5.93%      4.78%     8.74%
----------------------------------------------------------------------------
     B          9/7/1993       --     18.18%      5.25%      4.10%     8.01%
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     C          1/3/1994       --     18.15%      5.24%      4.10%     8.03%
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     I          1/2/1997       --     19.29%      6.29%      5.18%     9.03%
----------------------------------------------------------------------------
     R1        12/31/2002      --     18.76%      5.88%      4.75%     8.73%
----------------------------------------------------------------------------
     R2        10/31/2003      --     18.44%      5.33%      4.14%     8.04%
----------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative benchmarks
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Average global flexible
portfolio funds+              6.44%   23.89%      2.89%      3.08%     8.55%
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Lipper Global Flexible
Fund Index+                   6.23%   22.88%      2.45%      3.03%     7.24%
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Standard & Poor's 500
Stock Index#                  6.27%   22.87%     -2.36%     -2.25%    11.36%
----------------------------------------------------------------------------
60% MSCI World Index/40% JP
Morgan Global Government
Bond Index#                   6.26%   20.22%      3.72%      1.44%     7.08%
----------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

   Share
   class                      6-mo    1-yr      3-yr       5-yr      10-yr
----------------------------------------------------------------------------
     A                         --     13.29%      4.23%      3.77%     8.21%
----------------------------------------------------------------------------
     B                         --     14.18%      4.34%      3.76%     8.01%
----------------------------------------------------------------------------
     C                         --     17.15%      5.24%      4.10%     8.03%
----------------------------------------------------------------------------
I, R1 and R2 Class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

----------------------
Cumulative without
sales charge
----------------------

     A                        8.55%   18.94%     18.88%     26.30%   131.18%
----------------------------------------------------------------------------
     B                        8.15%   18.18%     16.59%     22.24%   116.17%
----------------------------------------------------------------------------
     C                        8.17%   18.15%     16.55%     22.22%   116.45%
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     I                        8.68%   19.29%     20.08%     28.71%   137.37%
----------------------------------------------------------------------------
     R1                       8.53%   18.76%     18.70%     26.12%   130.84%
----------------------------------------------------------------------------
     R2                       8.39%   18.44%     16.85%     22.51%   116.65%

Periods less than one year are actual, not annualized.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

60% MSCI WORLD INDEX/40% JP MORGAN GLOBAL GOVERNMENT BOND INDEX - The customized index is composed of the MSCI World Index, which measures the performance of stock markets of developed countries, and the J.P. Morgan Global Government Bond Index, which measures the performance of the government bond markets around the world.

STANDARD & POOR'S 500 STOCK INDEX - a commonly used measure of the broad U.S. stock market.

LIPPER GLOBAL FLEXIBLE FUND INDEX - measures the performance of funds that allocate their investments across various asset classes.

Note to shareholders: Effective August 26, 2003, the Lipper Global Flexible Fund Index was removed as a fund benchmark.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for R1 and I shares includes the performance of the fund's class A shares for periods prior to their offering. Performance for R2 shares includes the performance of the fund's Class B shares prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

The fund will charge a 2% redemption fee on proceeds from Class A, Class C, and Class I shares (either by redeeming or exchanging) within 30 days of acquiring (either by purchasing or exchanging) fund shares. See the prospectus for complete details.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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PORTFOLIO OF INVESTMENTS (unaudited) - 4/30/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 59.6%
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ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 32.5%
----------------------------------------------------------------------------------------------
Bermuda - 0.2%
----------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*                               42,870       $1,019,020
----------------------------------------------------------------------------------------------

Canada - 0.8%
----------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                    32,165       $1,214,872
----------------------------------------------------------------------------------------------
CoolBrands International, Inc. (Food & Non-Alcoholic
Beverages)                                                             59,400          977,002
----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                    43,200        1,695,230
----------------------------------------------------------------------------------------------
                                                                                    $3,887,104
----------------------------------------------------------------------------------------------
Denmark - 0.6%
----------------------------------------------------------------------------------------------
Danske Bank Aktieselskab (Banks & Credit Companies)                   117,190       $2,627,110
----------------------------------------------------------------------------------------------

Finland - 0.6%
----------------------------------------------------------------------------------------------
Fortum Corp. (Energy - Independent)^                                  257,000       $2,877,895
----------------------------------------------------------------------------------------------

France - 3.8%
----------------------------------------------------------------------------------------------
Credit Agricole S.A. (Banks & Credit Companies)^                      100,000       $2,451,601
----------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                              118,000        2,825,452
----------------------------------------------------------------------------------------------
Renault S.A. (Automotive)                                              37,000        2,747,289
----------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)                                    28,300        1,790,006
----------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                                 97,300        1,934,271
----------------------------------------------------------------------------------------------
Total S.A., ADR (Energy - Integrated)                                  53,000        4,882,360
----------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric Power)                      38,400        1,015,785
----------------------------------------------------------------------------------------------
                                                                                   $17,646,764
----------------------------------------------------------------------------------------------
Germany - 1.1%
----------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)^                              63,900       $2,744,337
----------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)^                                         43,000        2,251,377
----------------------------------------------------------------------------------------------
                                                                                    $4,995,714
----------------------------------------------------------------------------------------------
Hong Kong - 0.5%
----------------------------------------------------------------------------------------------
CNOOC Ltd. (Energy - Independent)                                   7,075,500       $2,517,777
----------------------------------------------------------------------------------------------

Ireland - 0.9%
----------------------------------------------------------------------------------------------
Bank of Ireland (Banks & Credit Companies)                            194,270       $2,352,269
----------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Companies)                 110,460        1,706,484
----------------------------------------------------------------------------------------------
                                                                                    $4,058,753
----------------------------------------------------------------------------------------------
Italy - 1.7%
----------------------------------------------------------------------------------------------
Eni S.p.A. (Energy - Integrated)                                      136,500       $2,764,419
----------------------------------------------------------------------------------------------
Italcementi S.p.A. (Construction)                                     356,900        2,859,584
----------------------------------------------------------------------------------------------
Italcementi S.p.A. - Ord. (Construction)                               59,500          744,669
----------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                       87,000        1,587,653
----------------------------------------------------------------------------------------------
                                                                                    $7,956,325
----------------------------------------------------------------------------------------------
Japan - 5.2%
----------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)                         41,000       $2,135,639
----------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)                      141,200        2,136,583
----------------------------------------------------------------------------------------------
DENSO CORP. (Automotive)                                               63,600        1,331,433
----------------------------------------------------------------------------------------------
Heiwa Real Estate Co. Ltd. (Leisure & Toys)                            70,500        1,053,288
----------------------------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automotive)                                     32,900        1,311,419
----------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                           357        2,129,615
----------------------------------------------------------------------------------------------
Lawson, Inc. (Specialty Stores)^                                       38,600        1,442,218
----------------------------------------------------------------------------------------------
Olympus Corp. (Medical Equipment)^                                     71,000        1,365,438
----------------------------------------------------------------------------------------------
Promise Co., Ltd. (Banks & Credit Companies)                           14,650          962,126
----------------------------------------------------------------------------------------------
Sekisui Chemical Co. Ltd. (Construction)                              352,000        2,482,002
----------------------------------------------------------------------------------------------
Takefuji Corp. (Banks & Credit Companies)^                             13,390          845,248
----------------------------------------------------------------------------------------------
Tohoku Electric Power Co., Inc. (Utilities - Electric
Power)                                                                140,500        2,257,115
----------------------------------------------------------------------------------------------
Tokyo Gas Co. Ltd. (Natural Gas - Distribution)                     1,053,000        3,897,384
----------------------------------------------------------------------------------------------
Toyota Industries Corp. (Automotive)                                   38,300          828,685
----------------------------------------------------------------------------------------------
                                                                                   $24,178,193
----------------------------------------------------------------------------------------------
Luxembourg - 0.3%
----------------------------------------------------------------------------------------------
Tenaris S.A. (Oil Services)                                            55,100       $1,652,449
----------------------------------------------------------------------------------------------

Mexico - 0.2%
----------------------------------------------------------------------------------------------
Grupo Financiero Inbursa S.A. de C.V. (Banks & Credit
Companies)                                                            689,700         $862,049
----------------------------------------------------------------------------------------------

Netherlands - 0.8%
----------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)                                   283,800       $2,038,085
----------------------------------------------------------------------------------------------
Unilever N.V. (Food & Non-Alcoholic Beverages)                         12,800          838,778
----------------------------------------------------------------------------------------------
VNU N.V. (Printing & Publishing)                                       28,506          792,885
----------------------------------------------------------------------------------------------
                                                                                    $3,669,748
----------------------------------------------------------------------------------------------
Norway - 0.7%
----------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)^                        519,400       $3,279,464
----------------------------------------------------------------------------------------------

Singapore - 0.4%
----------------------------------------------------------------------------------------------
Singapore Post Ltd. (Trucking)                                      3,832,300       $1,862,967
----------------------------------------------------------------------------------------------

South Korea - 0.7%
----------------------------------------------------------------------------------------------
Hyundai Motor Co. Ltd. (Automotive)                                    38,570       $1,460,623
----------------------------------------------------------------------------------------------
Samsung Electronics Co. Ltd. (Electronics)                              4,030        1,897,963
----------------------------------------------------------------------------------------------
                                                                                    $3,358,586
----------------------------------------------------------------------------------------------
Spain - 1.8%
----------------------------------------------------------------------------------------------
Altadis S.A. (Tobacco)^                                                45,990       $1,294,841
----------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric Power)                            87,350        1,715,377
----------------------------------------------------------------------------------------------
Repsol YPF, S.A. (Energy - Independent)                               134,800        2,825,148
----------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)^                                 186,000        2,747,117
----------------------------------------------------------------------------------------------
                                                                                    $8,582,483
----------------------------------------------------------------------------------------------
Sweden - 0.8%
----------------------------------------------------------------------------------------------
Autoliv, Inc. (Automotive)                                             38,000       $1,608,244
----------------------------------------------------------------------------------------------
Swedish Match AB (Tobacco)^                                           195,100        1,961,625
----------------------------------------------------------------------------------------------
                                                                                    $3,569,869
----------------------------------------------------------------------------------------------
Switzerland - 3.2%
----------------------------------------------------------------------------------------------
Converium Holding AG (Insurance)                                       22,400       $1,166,381
----------------------------------------------------------------------------------------------
Givaudan S.A. (Chemicals)^                                              2,700        1,338,744
----------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)^                          14,103        3,556,514
----------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                          47,300        2,096,814
----------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)                                     25,000        2,611,176
----------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                53,000        4,221,654
----------------------------------------------------------------------------------------------
                                                                                   $14,991,283
----------------------------------------------------------------------------------------------
United Kingdom - 8.2%
----------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                      37,500       $1,749,435
----------------------------------------------------------------------------------------------
Aviva PLC (Insurance)                                                 154,100        1,499,177
----------------------------------------------------------------------------------------------
BP PLC, ADR (Energy - Integrated)                                     100,296        5,305,658
----------------------------------------------------------------------------------------------
Cadbury Schweppes PLC (Food & Non-Alcoholic Beverages)                275,890        2,188,011
----------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                      156,300        2,090,576
----------------------------------------------------------------------------------------------
Imperial Tobacco Group PLC (Tobacco)                                   67,100        1,482,812
----------------------------------------------------------------------------------------------
Johnston Press PLC (Printing & Publishing)                            138,500        1,349,040
----------------------------------------------------------------------------------------------
NEXT PLC (Specialty Store)                                             59,000        1,452,566
----------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                      86,998        2,259,109
----------------------------------------------------------------------------------------------
Reed Elsevier PLC (Printing & Publishing)                             334,400        3,104,075
----------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit
Companies)                                                            130,405        3,903,173
----------------------------------------------------------------------------------------------
Severn Trent PLC (Utilities - Electric Power)                         107,600        1,494,779
----------------------------------------------------------------------------------------------
United Utilities PLC, "A" (Utilities - Electric Power)                595,400        3,604,595
----------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)*                       1,658,243        4,008,055
----------------------------------------------------------------------------------------------
Yell Group PLC (Broadcast & Cable TV)                                 482,000        2,701,572
----------------------------------------------------------------------------------------------
                                                                                   $38,192,633
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $151,786,186
----------------------------------------------------------------------------------------------

U.S. Stocks - 27.1%
----------------------------------------------------------------------------------------------
Aerospace - 1.0%
----------------------------------------------------------------------------------------------
Lockheed Martin Corp.                                                  67,660       $3,227,382
----------------------------------------------------------------------------------------------
Northrop Grumman Corp.                                                 13,100        1,300,175
----------------------------------------------------------------------------------------------
                                                                                    $4,527,557
----------------------------------------------------------------------------------------------
Banks & Credit Companies - 6.4%
----------------------------------------------------------------------------------------------
American Express Co.                                                   31,100       $1,522,345
----------------------------------------------------------------------------------------------
Bank of America Corp.                                                 107,743        8,672,234
----------------------------------------------------------------------------------------------
BANK ONE CORP.                                                         38,500        1,900,745
----------------------------------------------------------------------------------------------
Citigroup, Inc.                                                       118,746        5,710,495
----------------------------------------------------------------------------------------------
Fannie Mae                                                             61,360        4,216,659
----------------------------------------------------------------------------------------------
MBNA Corp.                                                              9,300          226,734
----------------------------------------------------------------------------------------------
Mellon Financial Corp.                                                 89,700        2,658,708
----------------------------------------------------------------------------------------------
PNC Financial Services Group, Inc.                                     26,500        1,407,150
----------------------------------------------------------------------------------------------
SunTrust Banks, Inc.                                                   52,100        3,545,405
----------------------------------------------------------------------------------------------
                                                                                   $29,860,475
----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.7%
----------------------------------------------------------------------------------------------
Comcast Corp., "Special A"                                             84,000       $2,435,160
----------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                     51,200          861,184
----------------------------------------------------------------------------------------------
                                                                                    $3,296,344
----------------------------------------------------------------------------------------------
Brokerage & Asset Managers - 1.4%
----------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                              40,590       $3,916,935
----------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                              48,260        2,617,140
----------------------------------------------------------------------------------------------
                                                                                    $6,534,075
----------------------------------------------------------------------------------------------
Chemicals - 1.3%
----------------------------------------------------------------------------------------------
Dow Chemical Co.                                                       56,180       $2,229,784
----------------------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.                                          22,200          953,490
----------------------------------------------------------------------------------------------
Monsanto Co.                                                           34,200        1,182,978
----------------------------------------------------------------------------------------------
PPG Industries, Inc.                                                   29,300        1,737,783
----------------------------------------------------------------------------------------------
                                                                                    $6,104,035
----------------------------------------------------------------------------------------------
Computer Software - 0.3%
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                        44,640       $1,159,301
----------------------------------------------------------------------------------------------

Computer Software - Systems - 0.1%
----------------------------------------------------------------------------------------------
International Business Machines Corp.                                   7,790         $686,844
----------------------------------------------------------------------------------------------

Consumer Goods & Services - 0.9%
----------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                   65,000       $4,254,250
----------------------------------------------------------------------------------------------

Containers - 0.1%
----------------------------------------------------------------------------------------------
Smurfit-Stone Container Corp.                                          30,800         $529,452
----------------------------------------------------------------------------------------------

Electrical Equipment - 0.6%
----------------------------------------------------------------------------------------------
Cooper Industries Ltd., "A"                                            10,500         $576,555
----------------------------------------------------------------------------------------------
Emerson Electric Co.                                                   36,000        2,167,920
----------------------------------------------------------------------------------------------
                                                                                    $2,744,475
----------------------------------------------------------------------------------------------
Energy - Independent - 0.4%
----------------------------------------------------------------------------------------------
EOG Resources, Inc.                                                    10,400         $512,200
----------------------------------------------------------------------------------------------
Unocal Corp.                                                           40,800        1,470,432
----------------------------------------------------------------------------------------------
                                                                                    $1,982,632
----------------------------------------------------------------------------------------------
Energy - Integrated - 0.9%
----------------------------------------------------------------------------------------------
ConocoPhillips                                                         41,900       $2,987,470
----------------------------------------------------------------------------------------------
Exxon Mobil Corp.                                                      29,970        1,275,224
----------------------------------------------------------------------------------------------
                                                                                    $4,262,694
----------------------------------------------------------------------------------------------
Entertainment - 0.7%
----------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                      78,846       $3,047,398
----------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 1.9%
----------------------------------------------------------------------------------------------
Archer Daniels Midland Co.                                            124,100       $2,179,196
----------------------------------------------------------------------------------------------
H.J. Heinz Co.                                                         46,900        1,791,111
----------------------------------------------------------------------------------------------
Kellogg Co.                                                            88,030        3,776,487
----------------------------------------------------------------------------------------------
Sara Lee Corp.                                                         55,630        1,283,940
----------------------------------------------------------------------------------------------
                                                                                    $9,030,734
----------------------------------------------------------------------------------------------
Forest & Paper Products - 0.5%
----------------------------------------------------------------------------------------------
International Paper Co.                                                53,230       $2,146,234
----------------------------------------------------------------------------------------------

Insurance - 2.4%
----------------------------------------------------------------------------------------------
AFLAC, Inc.                                                            21,100         $891,053
----------------------------------------------------------------------------------------------
Allstate Corp.                                                         50,240        2,306,016
----------------------------------------------------------------------------------------------
Chubb Corp.                                                            10,400          717,600
----------------------------------------------------------------------------------------------
Hartford Financial Services Group, Inc.                                27,500        1,679,700
----------------------------------------------------------------------------------------------
MetLife, Inc.                                                          97,150        3,351,675
----------------------------------------------------------------------------------------------
St. Paul Travelers Cos., Inc.                                          49,710        2,021,706
----------------------------------------------------------------------------------------------
                                                                                   $10,967,750
----------------------------------------------------------------------------------------------
Machinery & Tools - 0.3%
----------------------------------------------------------------------------------------------
Deere & Co.                                                            21,800       $1,483,272
----------------------------------------------------------------------------------------------

Medical Equipment - 0.5%
----------------------------------------------------------------------------------------------
Baxter International, Inc.                                             28,060         $888,099
----------------------------------------------------------------------------------------------
C.R. Bard, Inc.                                                         6,600          701,382
----------------------------------------------------------------------------------------------
Guidant Corp.                                                          13,250          834,883
----------------------------------------------------------------------------------------------
                                                                                    $2,424,364
----------------------------------------------------------------------------------------------
Oil Services - 0.3%
----------------------------------------------------------------------------------------------
Noble Corp.*                                                           32,600       $1,211,416
----------------------------------------------------------------------------------------------

Pharmaceuticals - 2.0%
----------------------------------------------------------------------------------------------
Abbott Laboratories                                                    48,300       $2,126,166
----------------------------------------------------------------------------------------------
Eli Lilly & Co.                                                         9,500          701,195
----------------------------------------------------------------------------------------------
Johnson & Johnson                                                      57,860        3,126,176
----------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                      15,170          712,990
----------------------------------------------------------------------------------------------
Pfizer, Inc.                                                           44,907        1,605,874
----------------------------------------------------------------------------------------------
Wyeth                                                                  21,690          825,738
----------------------------------------------------------------------------------------------
                                                                                    $9,098,139
----------------------------------------------------------------------------------------------
Printing & Publishing - 0.5%
----------------------------------------------------------------------------------------------
Tribune Co.                                                            47,800       $2,288,664
----------------------------------------------------------------------------------------------

Railroad & Shipping - 0.7%
----------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.                                     20,700         $676,890
----------------------------------------------------------------------------------------------
Union Pacific Corp.                                                    46,800        2,757,924
----------------------------------------------------------------------------------------------
                                                                                    $3,434,814
----------------------------------------------------------------------------------------------
Restaurants - 0.2%
----------------------------------------------------------------------------------------------
McDonald's Corp.                                                       36,720         $999,886
----------------------------------------------------------------------------------------------

Telephone Services - 1.4%
----------------------------------------------------------------------------------------------
SBC Communications, Inc.                                               43,000       $1,070,700
----------------------------------------------------------------------------------------------
Sprint FON Group                                                      132,300        2,366,847
----------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                           80,900        3,053,166
----------------------------------------------------------------------------------------------
                                                                                    $6,490,713
----------------------------------------------------------------------------------------------
Tobacco - 1.1%
----------------------------------------------------------------------------------------------
Altria Group, Inc.                                                     94,640       $5,241,163
----------------------------------------------------------------------------------------------

Utilities - Electric Power - 0.5%
----------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                                6,000         $382,860
----------------------------------------------------------------------------------------------
Energy East Corp.                                                      23,400          551,070
----------------------------------------------------------------------------------------------
TXU Corp.                                                              43,710        1,492,259
----------------------------------------------------------------------------------------------
                                                                                    $2,426,189
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $126,232,870
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $224,340,778)                                      $278,019,056
----------------------------------------------------------------------------------------------

Bonds - 36.2%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
Foreign Bonds - 28.1%
----------------------------------------------------------------------------------------------
Australia - 0.5%
----------------------------------------------------------------------------------------------
Government of Australia, 6.25%, 2015 (International
Market Sovereign)                                                   AUD 3,079       $2,265,894
----------------------------------------------------------------------------------------------

Austria - 1.7%
----------------------------------------------------------------------------------------------
Pfandbriefstelle der oesterreichischen Landes-
Hypothekenbanken, 1.6%, 2011 (Banks & Credit Companies)            JPY 76,000         $710,752
----------------------------------------------------------------------------------------------
Republic of Austria, 5.5%, 2007 (International Market
Sovereign)                                                          EUR 3,209        4,151,087
----------------------------------------------------------------------------------------------
Republic of Austria, 5%, 2012 (International Market
Sovereign)                                                                461          587,718
----------------------------------------------------------------------------------------------
Republic of Austria, 4.65%, 2018 (International Market
Sovereign)                                                              1,897        2,303,485
----------------------------------------------------------------------------------------------
                                                                                    $7,753,042
----------------------------------------------------------------------------------------------
Belgium - 1.2%
----------------------------------------------------------------------------------------------
Kingdom of Belgium, 3.75%, 2009 (International Market
Sovereign)                                                          EUR 2,240       $2,719,040
----------------------------------------------------------------------------------------------
Kingdom of Belgium, 5%, 2012 (International Market
Sovereign)                                                              2,218        2,823,311
----------------------------------------------------------------------------------------------
                                                                                    $5,542,351
----------------------------------------------------------------------------------------------
Canada - 1.3%
----------------------------------------------------------------------------------------------
Government of Canada, 5.5%, 2009 (International Market
Sovereign)                                                          CAD 2,688       $2,102,973
----------------------------------------------------------------------------------------------
Government of Canada, 5.25%, 2012 (International Market
Sovereign)                                                              3,059        2,342,444
----------------------------------------------------------------------------------------------
Government of Canada, 8%, 2023 (International Market
Sovereign)                                                                461          451,266
----------------------------------------------------------------------------------------------
Quebec Province, 1.6%, 2013 (International Market
Sovereign)                                                        JPY 136,000        1,222,673
----------------------------------------------------------------------------------------------
                                                                                    $6,119,356
----------------------------------------------------------------------------------------------
Denmark - 1.3%
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 7%, 2007 (International Market
Sovereign)                                                          DKK 6,923       $1,256,572
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 6%, 2009 (International Market
Sovereign)                                                             15,441        2,764,236
----------------------------------------------------------------------------------------------
Kingdom of Denmark, 5%, 2013 (International Market
Sovereign)                                                             11,741        1,981,834
----------------------------------------------------------------------------------------------
                                                                                    $6,002,642
----------------------------------------------------------------------------------------------
Finland - 2.7%
----------------------------------------------------------------------------------------------
Republic of Finland, 2.75%, 2006 (International Market
Sovereign)                                                          EUR 2,440       $2,933,957
----------------------------------------------------------------------------------------------
Republic of Finland, 3%, 2008 (International Market
Sovereign)                                                              5,449        6,468,883
----------------------------------------------------------------------------------------------
Republic of Finland, 5.375%, 2013 (International Market
Sovereign)                                                              2,349        3,071,943
----------------------------------------------------------------------------------------------
                                                                                   $12,474,783
----------------------------------------------------------------------------------------------
France - 3.4%
----------------------------------------------------------------------------------------------
Republic of France, 4.75%, 2007 - 2012 (International
Market Sovereign)                                                   EUR 6,670       $8,395,037
----------------------------------------------------------------------------------------------
Republic of France, 4%, 2009 (International Market
Sovereign)                                                              4,103        5,024,520
----------------------------------------------------------------------------------------------
Republic of France, 6%, 2025 (International Market
Sovereign)                                                              1,871        2,589,041
----------------------------------------------------------------------------------------------
                                                                                   $16,008,598
----------------------------------------------------------------------------------------------
Germany - 5.4%
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 4.75%, 2008 (International
Market Sovereign)                                                   EUR 1,436       $1,819,119
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 4.5%, 2009 (International
Market Sovereign)                                                       8,340       10,468,380
----------------------------------------------------------------------------------------------
Federal Republic of Germany, 5.25%, 2010 (International
Market Sovereign)                                                       7,148        9,297,944
----------------------------------------------------------------------------------------------
Kreditanstalt fur Wiederaufbau, 3.25%, 2008
(International Market Agencies)                                         2,968        3,561,612
----------------------------------------------------------------------------------------------
                                                                                   $25,147,055
----------------------------------------------------------------------------------------------
Ireland - 2.3%
----------------------------------------------------------------------------------------------
Republic of Ireland, 4.25%, 2007 (International Market
Sovereign)                                                          EUR 1,899       $2,364,500
----------------------------------------------------------------------------------------------
Republic of Ireland, 3.25%, 2009 (International Market
Sovereign)                                                              3,143        3,728,595
----------------------------------------------------------------------------------------------
Republic of Ireland, 5%, 2013 (International Market
Sovereign)                                                              3,036        3,869,747
----------------------------------------------------------------------------------------------
Republic of Ireland, 4.6%, 2016 (International Market
Sovereign)                                                                633          772,807
----------------------------------------------------------------------------------------------
                                                                                   $10,735,649
----------------------------------------------------------------------------------------------
Italy - 0.9%
----------------------------------------------------------------------------------------------
Republic of Italy, 5.25%, 2017 (International Market
Sovereign)                                                          EUR 3,360       $4,297,488
----------------------------------------------------------------------------------------------

Malaysia - 0.1%
----------------------------------------------------------------------------------------------
Petroliam Nasional Berhad, 7.875%, 2022 (Emerging Market
Agencies)##                                                              $244         $273,476
----------------------------------------------------------------------------------------------

Mexico - 0.4%
----------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 7.375%, 2014
(Emerging Market Agencies)                                               $305         $318,725
----------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust, 8.625%, 2022
(Emerging Market Agencies)                                                881          942,670
----------------------------------------------------------------------------------------------
Petroleos Mexicanos, 9.5%, 2027 (Emerging Market
Agencies)                                                                 354          405,330
----------------------------------------------------------------------------------------------
United Mexican States, 8%, 2022 (Emerging Market
Sovereign)                                                                 79           83,345
----------------------------------------------------------------------------------------------
                                                                                    $1,750,070
----------------------------------------------------------------------------------------------
Netherlands - 2.1%
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 5.75%, 2007 (International Market
Sovereign)                                                          EUR 2,219       $2,865,099
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 3.75%, 2009 (International Market
Sovereign)                                                              3,423        4,153,304
----------------------------------------------------------------------------------------------
Kingdom of Netherlands, 5%, 2012 (International Market
Sovereign)                                                              2,326        2,967,576
----------------------------------------------------------------------------------------------
                                                                                    $9,985,979
----------------------------------------------------------------------------------------------
New Zealand - 1.1%
----------------------------------------------------------------------------------------------
Government of New Zealand, 7%, 2009 (International Market
Sovereign)                                                          NZD 1,349         $877,820
----------------------------------------------------------------------------------------------
Government of New Zealand, 6.5%, 2013 (International
Market Sovereign)                                                       7,060        4,496,095
----------------------------------------------------------------------------------------------
                                                                                    $5,373,915
----------------------------------------------------------------------------------------------
Portugal - 0.5%
----------------------------------------------------------------------------------------------
Republic of Portugal, 5.45%, 2013 (International Market
Sovereign)                                                          EUR 1,708       $2,237,433
----------------------------------------------------------------------------------------------

Qatar - 0.2%
----------------------------------------------------------------------------------------------
State of Qatar, 9.75%, 2030 (Emerging Market Sovereign)+                 $648         $878,040
----------------------------------------------------------------------------------------------

South Africa - 0.2%
----------------------------------------------------------------------------------------------
Republic of South Africa, 8.5%, 2017 (Emerging Market
Sovereign)                                                               $753         $869,715
----------------------------------------------------------------------------------------------

Spain - 1.2%
----------------------------------------------------------------------------------------------
Kingdom of Spain, 6%, 2008 (International Market
Sovereign)                                                            EUR 351         $463,934
----------------------------------------------------------------------------------------------
Kingdom of Spain, 5.35%, 2011 (International Market
Sovereign)                                                              2,411        3,147,385
----------------------------------------------------------------------------------------------
Kingdom of Spain, 5.5%, 2017 (International Market
Sovereign)                                                              1,701        2,236,133
----------------------------------------------------------------------------------------------
                                                                                    $5,847,452
----------------------------------------------------------------------------------------------
Sweden - 0.7%
----------------------------------------------------------------------------------------------
Kingdom of Sweden, 6.75%, 2014 (International Market
Sovereign)                                                          SEK 5,825         $890,522
----------------------------------------------------------------------------------------------
Spintab AB, 5%, 2008 (Banks & Credit Companies)                        17,100        2,318,817
----------------------------------------------------------------------------------------------
                                                                                    $3,209,339
----------------------------------------------------------------------------------------------
United Kingdom - 0.9%
----------------------------------------------------------------------------------------------
United Kingdom Treasury, 7.25%, 2007 (International
Market Sovereign)                                                   GBP 1,799       $3,446,811
----------------------------------------------------------------------------------------------
United Kingdom Treasury, 5.75%, 2009 (International
Market Sovereign)                                                         462          853,780
----------------------------------------------------------------------------------------------
                                                                                    $4,300,591
----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                               $131,072,868
----------------------------------------------------------------------------------------------

U.S. Bonds - 8.1%
----------------------------------------------------------------------------------------------
Asset Backed & Securitized - 1.2%
----------------------------------------------------------------------------------------------
Commercial Mortgage Asset Trust, 1.1471%, 2032##^^                    $20,795       $1,144,145
----------------------------------------------------------------------------------------------
Deutsche Mortgage & Asset Receiving Corp., 6.538%, 2031                   920          989,603
----------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust,
7.39%, 2031                                                               918        1,042,432
----------------------------------------------------------------------------------------------
First Union National Bank Commercial Mortgage Trust,
1.2186%, 2043##^^                                                      28,290        1,485,526
----------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, 7.95%, 2010                             688          803,943
----------------------------------------------------------------------------------------------
                                                                                    $5,465,649
----------------------------------------------------------------------------------------------
Supranational - 1.4%
----------------------------------------------------------------------------------------------
Inter-American Development Bank, 1.9%, 2009                       JPY 676,000       $6,434,964
----------------------------------------------------------------------------------------------

U.S. Government Agencies - 0.9%
----------------------------------------------------------------------------------------------
Fannie Mae, 1.75%, 2008                                           JPY 470,000       $4,459,057
----------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 4.6%
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 4.25%, 2010                                         $374         $430,484
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 8%, 2021                                             838        1,103,934
----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 5.375%, 2031                                       1,807        1,830,717
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.375%, 2006                                       5,632        5,615,498
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.375%, 2007                                       3,915        4,221,685
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 2.625%, 2008                                       3,287        3,201,485
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 5%, 2011                                           1,493        1,574,940
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 1.875%, 2013                                         143          140,944
----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 4.25%, 2013                                        3,546        3,478,683
----------------------------------------------------------------------------------------------
                                                                                   $21,598,370
----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                   $37,958,040
----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $158,004,746)                                       $169,030,908
----------------------------------------------------------------------------------------------

Municipal Bonds - 0.5%
----------------------------------------------------------------------------------------------
North Carolina St. Public Improvement "A", 5.25%, 2015
(Identified Cost, $2,297,714)                                          $1,990       $2,175,945
----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 8.3%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
Merrill Lynch Repurchase Agreement, dated 4/30/04, due
5/03/04, total to be received $24,758,151 (secured by
various U.S. Treasury and Federal Agency obligations in
an individually traded account), at Cost                           24,755,938      $24,755,938
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       14,168,269       14,168,269
----------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized Cost                          $38,924,207
----------------------------------------------------------------------------------------------

Repurchase Agreements - 3.1%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
Goldman Sachs, dated 4/30/04, due 5/03/04, total to be
received $14,237,234 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account),
at Cost                                                               $14,236      $14,236,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $437,803,445)                                 $502,386,116
----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (7.7)%                                            (35,841,941)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $466,544,175
----------------------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
^^ Interest only security.
 + Restricted security.
 ^ All or a portion of this security is on loan.

As of April 30, 2004, 50 securities representing $107,551,790 and 23.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

          AUD = Australian Dollar                          JPY = Japanese Yen
          CAD = Canadian Dollar                            KRW = Korean Won
          DKK = Danish Krone                               NZD = New Zealand Dollar
          EUR = Euro                                       SEK = Swedish Krona
          GBP = British Pound

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
--------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/04

ASSETS

Investments, at value, including $37,131,935 of securities
on loan (identified cost, $437,803,445)                         $502,386,116
--------------------------------------------------------------------------------------------------
Cash                                                                  82,077
--------------------------------------------------------------------------------------------------
Foreign currency, at value (identified cost, $418)                       418
--------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts         1,927,517
--------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange contracts
subject to master netting agreements                                 397,863
--------------------------------------------------------------------------------------------------
Receivable for investments sold                                    2,599,100
--------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                      394,385
--------------------------------------------------------------------------------------------------
Interest and dividends receivable                                  4,397,453
--------------------------------------------------------------------------------------------------
Receivable from investment adviser                                     6,322
--------------------------------------------------------------------------------------------------
Other assets                                                           3,809
--------------------------------------------------------------------------------------------------
Total assets                                                                          $512,195,060
--------------------------------------------------------------------------------------------------

LIABILITIES

Payable for daily variation margin on open futures
contracts                                                             $1,281
--------------------------------------------------------------------------------------------------
Payable for forward foreign currency exchange contracts              999,625
--------------------------------------------------------------------------------------------------
Payable for investments purchased                                  4,670,330
--------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                                   665,556
--------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                        38,924,207
--------------------------------------------------------------------------------------------------
Payable to affiliates
--------------------------------------------------------------------------------------------------
  Management fee                                                      10,713
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         89,016
--------------------------------------------------------------------------------------------------
  Distribution and service fee                                         7,783
--------------------------------------------------------------------------------------------------
  Administrative fee                                                     223
--------------------------------------------------------------------------------------------------
  Administrative service fee                                               1
--------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                               282,150
--------------------------------------------------------------------------------------------------
Total liabilities                                                                      $45,650,885
--------------------------------------------------------------------------------------------------
Net assets                                                                            $466,544,175
--------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                                 $396,984,533
--------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation of
assets and liabilities in foreign currencies                      65,830,472
--------------------------------------------------------------------------------------------------
Accumulated undistributed net realized gain on investments
and foreign currency transactions                                  5,191,861
--------------------------------------------------------------------------------------------------
Accumulated distributions in excess of net investment
income                                                            (1,462,691)
--------------------------------------------------------------------------------------------------
Net assets                                                                            $466,544,175
--------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               33,673,553
--------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                    $276,397,999
--------------------------------------------------------------------------------------------------
  Shares outstanding                                              19,989,103
--------------------------------------------------------------------------------------------------
  Net asset value per share                                                                 $13.83
--------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$13.83)                                               $14.52
--------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                    $131,211,198
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               9,431,830
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $13.91
--------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                     $56,380,700
--------------------------------------------------------------------------------------------------
  Shares outstanding                                               4,067,504
--------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                              $13.86
--------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                      $1,980,816
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                 143,607
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                     $13.79
--------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                        $513,128
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                  37,130
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                     $13.82
--------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                         $60,334
--------------------------------------------------------------------------------------------------
  Shares outstanding                                                   4,379
--------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption price per
  share                                                                                     $13.78
--------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 4/30/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Interest                                                         $4,070,442
--------------------------------------------------------------------------------------------------
  Dividends                                                         3,805,218
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                             (243,453)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $7,632,207
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                   $2,187,112
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                               17,346
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                         485,340
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                              486,644
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                              678,814
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                              286,442
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                                 342
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 112
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                    56
--------------------------------------------------------------------------------------------------
  Administrative fee                                                   28,279
--------------------------------------------------------------------------------------------------
  Custodian fee                                                       187,590
--------------------------------------------------------------------------------------------------
  Printing                                                             29,218
--------------------------------------------------------------------------------------------------
  Postage                                                              18,003
--------------------------------------------------------------------------------------------------
  Auditing fees                                                        16,210
--------------------------------------------------------------------------------------------------
  Legal fees                                                           13,025
--------------------------------------------------------------------------------------------------
  Interest expense                                                         89
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                       144,132
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $4,578,754
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                                 (1,735)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $4,577,019
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $3,055,188
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                         $33,734,922
--------------------------------------------------------------------------------------------------
  Written option transactions                                          41,533
--------------------------------------------------------------------------------------------------
  Futures contracts                                                   (25,040)
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                    (3,513,500)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $30,237,915
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                      $9,325,893
--------------------------------------------------------------------------------------------------
  Futures contracts                                                   (53,032)
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign currencies       1,224,862
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                            $10,497,723
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $40,735,638
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $43,790,826
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED           YEAR ENDED
                                                                4/30/04                10/31/03
                                                              (UNAUDITED)
INCREASE IN NET ASSETS

FROM OPERATIONS

Net investment income                                         $3,055,188               $5,064,740
---------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                  30,237,915               15,646,581
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                   10,497,723               37,882,251
-------------------------------------------------------     ------------             ------------
Increase in net assets from operations                       $43,790,826              $58,593,572
-------------------------------------------------------     ------------             ------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
---------------------------------------------------------------------------------------------------
  Class A                                                    $(5,068,635)             $(3,629,327)
---------------------------------------------------------------------------------------------------
  Class B                                                     (1,846,260)                (951,921)
---------------------------------------------------------------------------------------------------
  Class C                                                       (772,943)                (446,022)
---------------------------------------------------------------------------------------------------
  Class I                                                     (1,247,428)              (1,287,997)
---------------------------------------------------------------------------------------------------
  Class R1                                                          (241)                     (49)
---------------------------------------------------------------------------------------------------
  Class R2                                                          (105)                      --
-------------------------------------------------------     ------------             ------------
Total distributions declared to shareholders                 $(8,935,612)             $(6,315,316)
-------------------------------------------------------     ------------             ------------
Net increase (decrease) in net assets from fund share
transactions                                                $(69,198,895)            $112,694,909
-------------------------------------------------------     ------------             ------------
Redemption fees                                                   $3,247                      $--
-------------------------------------------------------     ------------             ------------
Total increase (decrease) in net assets                     $(34,340,434)            $164,973,165
-------------------------------------------------------     ------------             ------------

NET ASSETS

At beginning of period                                      $500,884,609             $335,911,444
---------------------------------------------------------------------------------------------------
At end of period (including accumulated distributions
in excess of net investment income of $1,462,691 and
accumulated net investment income of $4,417,733,
respectively)                                               $466,544,175             $500,884,609
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
---------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.

                                       SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         ------------------------------------------------------------------------
CLASS A                                 4/30/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                 $12.98           $11.41          $11.64          $13.76          $13.98          $14.59
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)              $0.10            $0.18           $0.21           $0.22           $0.36           $0.25
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions          1.00             1.63           (0.33)          (1.02)           0.70            0.45
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $1.10            $1.81          $(0.12)         $(0.80)          $1.06           $0.70
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.25)          $(0.24)         $(0.11)         $(0.48)         $(0.23)         $(0.24)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --               --              --           (0.82)          (1.05)          (0.96)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --              --              --              --           (0.11)
--------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                     --               --              --           (0.02)             --              --
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.25)          $(0.24)         $(0.11)         $(1.32)         $(1.28)         $(1.31)
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period         $13.83           $12.98          $11.41          $11.64          $13.76          $13.98
----------------------------------     ------           ------          ------          ------          ------          ------
Total return (%)(+)                      8.55++          16.09           (1.02)          (6.38)           7.76            4.96
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                        SIX MONTHS                                   YEAR ENDED 10/31
                                          ENDED         ----------------------------------------------------------------------
CLASS A (CONTINUED)                      4/30/04              2003           2002           2001           2000           1999
                                       (UNAUDITED)

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                               1.56+            1.54            1.53            1.47            1.51            1.48
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 1.39+            1.53            1.79            1.80            2.62            1.74
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         36              105              72              69              91             109
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $276,398         $261,042        $213,983        $197,374        $178,773        $187,780
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                       SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         ------------------------------------------------------------------------
CLASS B                                 4/30/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                 $13.03           $11.43          $11.65          $13.72          $13.95          $14.56
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)              $0.05            $0.11           $0.13           $0.14           $0.27           $0.16
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency transactions          1.02             1.62           (0.31)          (1.03)           0.69            0.45
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $1.07            $1.73          $(0.18)         $(0.89)          $0.96           $0.61
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.19)          $(0.13)         $(0.04)         $(0.34)         $(0.14)         $(0.18)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --               --              --           (0.82)          (1.05)          (0.96)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --              --              --              --           (0.08)
--------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                     --               --              --           (0.02)             --              --
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.19)          $(0.13)         $(0.04)         $(1.18)         $(1.19)         $(1.22)
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period         $13.91           $13.03          $11.43          $11.65          $13.72          $13.95
----------------------------------     ------           ------          ------          ------          ------          ------
Total return (%)                         8.15++          15.33           (1.58)          (7.05)           7.07            4.22
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               2.21+            2.20            2.18            2.12            2.16            2.14
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 0.73+            0.88            1.12            1.14            1.98            1.13
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         36              105              72              69              91             109
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $131,211         $129,378         $84,729        $104,442        $118,676        $130,413
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                       SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         ------------------------------------------------------------------------
CLASS C                                 4/30/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                 $12.99           $11.40          $11.62          $13.68          $13.94          $14.56
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)              $0.05            $0.11           $0.13           $0.14           $0.27           $0.16
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain
  (loss) on investments and
  foreign currency transactions          1.01             1.62           (0.31)          (1.02)           0.69            0.45
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $1.06            $1.73          $(0.18)         $(0.88)          $0.96           $0.61
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.19)          $(0.14)         $(0.04)         $(0.34)         $(0.17)         $(0.19)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --               --              --           (0.82)          (1.05)          (0.96)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --              --              --              --           (0.08)
--------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                     --               --              --           (0.02)             --              --
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.19)          $(0.14)         $(0.04)         $(1.18)         $(1.22)         $(1.23)
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period         $13.86           $12.99          $11.40          $11.62          $13.68          $13.94
----------------------------------     ------           ------          ------          ------          ------          ------
Total return (%)                         8.17++          15.27           (1.56)          (7.03)           7.11            4.23
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               2.21+            2.20            2.18            2.12            2.16            2.14
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 0.74+            0.89            1.13            1.14            1.97            1.13
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         36              105              72              69              91             109
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                         $56,381          $54,438         $35,660         $38,230         $44,468         $51,800
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         ------------------------------------------------------------------------
CLASS I                                 4/30/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                 $12.96           $11.42          $11.65          $13.80          $14.02          $14.60
--------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income(S)              $0.13            $0.25           $0.25           $0.27           $0.41           $0.29
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain
  (loss) on investments and
  foreign currency transactions          0.99             1.60           (0.32)          (1.03)           0.69            0.49
----------------------------------     ------           ------          ------          ------          ------          ------
Total from investment operations        $1.12            $1.85          $(0.07)         $(0.76)          $1.10           $0.78
----------------------------------     ------           ------          ------          ------          ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.29)          $(0.31)         $(0.16)         $(0.55)         $(0.27)         $(0.28)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --               --              --           (0.82)          (1.05)          (0.96)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --               --              --              --              --           (0.12)
--------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                     --               --              --           (0.02)             --              --
----------------------------------     ------           ------          ------          ------          ------          ------
Total distributions declared to
shareholders                           $(0.29)          $(0.31)         $(0.16)         $(1.39)         $(1.32)         $(1.36)
----------------------------------     ------           ------          ------          ------          ------          ------
Net asset value, end of period         $13.79           $12.96          $11.42          $11.65          $13.80          $14.02
----------------------------------     ------           ------          ------          ------          ------          ------
Total return (%)                         8.68++          16.49           (0.65)          (6.06)           8.19            5.40
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                               1.18+            1.20            1.18            1.12            1.16            1.13
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)                 1.66+            1.93            2.14            2.14            2.98            2.08
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         36              105              72              69              91             109
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                          $1,981          $56,010          $1,540          $1,307          $1,621          $1,587
--------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(S) As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
    Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended October
    31, 2002, was to decrease net investment income per share and increase net realized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.03%. Per share, ratios and supplemental data for periods prior to November 1, 2001, have not been restated to reflect this change in presentation.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                            SIX MONTHS                PERIOD
                                                                               ENDED                   ENDED
CLASS R1                                                                      4/30/04                10/31/03*
                                                                            (UNAUDITED)
Net asset value, beginning of period                                           $12.97                $11.56
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                         $0.10                 $0.14
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency
  transactions                                                                   1.00                  1.38+++
-------------------------------------------------------------------------     -------               -------
Total from investment operations                                                $1.10                 $1.52
-------------------------------------------------------------------------     -------               -------
Less distributions declared to shareholders from net investment income         $(0.25)               $(0.11)
-------------------------------------------------------------------------     -------               -------
Net asset value, end of period                                                 $13.82                $12.97
-------------------------------------------------------------------------     -------               -------
Total return (%)                                                                 8.53++               13.21++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                       1.73+                 1.68+
--------------------------------------------------------------------------------------------------------------
Net investment income                                                            1.70+                 1.34+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 36                   105
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                        $513                   $12
--------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
  + Annualized.
 ++ Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                       PERIOD
                                                                        ENDED
CLASS R2                                                              4/30/04*
                                                                     (UNAUDITED)

Net asset value, beginning of period                                    $12.97
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                  $0.07
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign
  currency transactions                                                   1.01
------------------------------------------------------------------     -------
Total from investment operations                                         $1.08
------------------------------------------------------------------     -------
Less distributions declared to shareholders from net investment
income                                                                  $(0.27)
------------------------------------------------------------------     -------
Net asset value, end of period                                          $13.78
------------------------------------------------------------------     -------
Total return (%)                                                          8.39++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                1.95+
--------------------------------------------------------------------------------
Net investment income                                                     1.00+
--------------------------------------------------------------------------------
Portfolio turnover                                                          36
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                  $60
--------------------------------------------------------------------------------

 * For the period from the inception of Class R2 shares, October 31, 2003, through April 30, 2004.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Global Total Return Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline in value.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market quotations where current market quotations are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market quotations are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market quotations are not readily available or are deemed not reflective of readily available market quotations. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. Foreign currency options are valued by MFS using an external pricing model approved by the Board of Trustees that uses market data from an independent pricing source. Listed options are valued at the closing price as reported by an independent pricing service on the principal exchange on which they are traded. Unlisted options are valued by an independent pricing service or on the basis of quotations obtained from brokers and dealers. Futures contracts are valued at the settlement price as reported by an independent pricing service on the primary exchange on which they are traded. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS - The fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund. The fund as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the fund's management on the direction of interest rates.

FUTURES CONTRACTS - The fund may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the fund. The fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the fund's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the fund has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or exchange rates or securities prices move unexpectedly, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT TERM FEES - The fund charges a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange) of certain fund shares. However, for purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days following their acquisition. Due to systems limitations associated with the transition from applying a 30 calendar day redemption fee to a 5 business day redemption fee, the fund will not impose redemption fees with respect to purchases made in June 2004 followed by redemptions made in July 2004. The fund may determine to reinstitute the 30 calendar day redemption fee period or otherwise change the redemption fee period in the future, including in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in-capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the six months ended April 30, 2004, is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions declared for the years ended October 31, 2003 and October 31, 2002 was as follows:

                                              10/31/03         10/31/02

        Distributions declared from:
        ---------------------------------------------------------------
          Ordinary income                   $6,315,316       $2,501,654
        ---------------------------------------------------------------
          Long-term capital gain                    --               --
        ---------------------------------------------------------------
        Total distributions declared        $6,315,316       $2,501,654
        ---------------------------------------------------------------

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed ordinary income                        $8,016,484
        ---------------------------------------------------------------
        Undistributed long-term capital gain                         --
        ---------------------------------------------------------------
        Capital loss carryforward                           (22,706,667)
        ---------------------------------------------------------------
        Unrealized appreciation                              52,821,437
        ---------------------------------------------------------------
        Other temporary differences                          (3,633,543)
        ---------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009, ($10,513,643) and October 31, 2010 ($12,193,024).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

        First $500 million of average net assets                   0.84%
        ----------------------------------------------------------------
        Average net assets in excess of $500 million               0.75%
        ----------------------------------------------------------------

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees' compensation is a net increase of $8,092 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $1,224 for retired Independent Trustees for the six months ended April 30, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

            First $2 billion                             0.0175%
            ----------------------------------------------------
            Next $2.5 billion                            0.0130%
            ----------------------------------------------------
            Next $2.5 billion                            0.0005%
            ----------------------------------------------------
            In excess of $7 billion                      0.0000%
            ----------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

            First $2 billion                            0.01120%
            ----------------------------------------------------
            Next $2.5 billion                           0.00832%
            ----------------------------------------------------
            Next $2.5 billion                           0.00032%
            ----------------------------------------------------
            In excess of $7 billion                      0.0000%
            ----------------------------------------------------

For the six months ended April 30, 2004, the fund paid MFS $28,279, equivalent to 0.01089% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $25,693 for the six months ended April 30, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, and Class R2 shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Distribution Fee             0.10%      0.75%      0.75%      0.25%      0.25%
------------------------------------------------------------------------------
Service Fee                  0.25%      0.25%      0.25%      0.25%      0.25%
------------------------------------------------------------------------------
Total Distribution Plan      0.35%      1.00%      1.00%      0.50%      0.50%
------------------------------------------------------------------------------
MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended April 30, 2004, amounted to:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Service Fee Retained by
MFD                         $8,826       $625       $497         $4         $7
------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended April 30, 2004, were as follows:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Effective Annual
Percentage Rates             0.35%      1.00%      1.00%      0.50%      0.50%
------------------------------------------------------------------------------

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2004, were as follows:

                           CLASS A    CLASS B    CLASS C   CLASS R1   CLASS R2

Contingent Deferred
Sales Charges Imposed       $2,509    $84,569     $3,460        $--        $--
------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee was set at 0.10% of the fund's average daily net assets. For the six months ended April 30, 2004, the fund paid MFSC a fee of $283,849 for shareholder services which amounted to 0.10% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $76,033 for the six months ended April 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                     PURCHASES            SALES

U.S. government securities                         $24,396,245      $34,665,285
-------------------------------------------------------------------------------
Investments (non-U.S. government securities)      $154,529,253     $223,921,022
-------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

          Aggregate cost                             $439,721,178
          -------------------------------------------------------
          Gross unrealized appreciation               $65,545,474
          -------------------------------------------------------
          Gross unrealized depreciation                (2,880,536)
          -------------------------------------------------------
          Net unrealized appreciation                 $62,664,938
          -------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                                 Six months ended                   Year ended
                                                     4/30/04                         10/31/03
                                             SHARES          AMOUNT          SHARES          AMOUNT

CLASS A SHARES

Shares sold                                  2,166,987      $29,829,112      4,350,284      $52,691,315
-------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of Fund                                 --               --      5,091,434       62,573,719
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  344,638        4,628,479        275,345        3,296,785
-------------------------------------------------------------------------------------------------------
Shares reacquired                           (2,639,357)     (36,459,524)    (8,351,035)     (98,763,718)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (127,732)     $(2,012,592)     1,366,028      $19,798,101
-------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                    989,005      $13,716,735      1,523,133      $18,454,080
-------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of Fund                                 --               --      3,047,312       37,664,774
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  113,683        1,539,273         63,497          772,051
-------------------------------------------------------------------------------------------------------
Shares reacquired                           (1,596,731)     (22,197,323)    (2,122,289)     (25,708,497)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (494,043)     $(6,941,315)     2,511,653      $31,182,408
-------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                    352,332       $4,872,526        742,058       $8,931,498
-------------------------------------------------------------------------------------------------------
Shares issued in connection with
acquisition of Fund                                 --               --        931,609       11,468,110
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   40,919          551,994         24,475          296,623
-------------------------------------------------------------------------------------------------------
Shares reacquired                             (517,836)      (7,167,878)      (635,530)      (7,670,003)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                       (124,585)     $(1,743,358)     1,062,612      $13,026,228
-------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                    480,361       $6,648,888      4,768,389      $55,550,844
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                   93,231        1,247,429        108,457         1,287996
-------------------------------------------------------------------------------------------------------
Shares reacquired                           (4,752,580)     (66,959,896)      (689,058)      (8,166,963)
-------------------------------------------------------------------------------------------------------
Net increase (decrease)                     (4,178,988)    $(59,063,579)     4,187,788      $48,671,877
-------------------------------------------------------------------------------------------------------

                                                 Six months ended                  Period ended
                                                     4/30/04                        10/31/03*
                                             SHARES          AMOUNT          SHARES          AMOUNT
CLASS R1 SHARES

Shares sold                                     59,736         $839,790            996          $12,067
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                       18              241              4               49
-------------------------------------------------------------------------------------------------------
Shares reacquired                              (23,556)        (332,210)           (68)            (841)
-------------------------------------------------------------------------------------------------------
Net increase                                    36,198         $507,821            932          $11,275
-------------------------------------------------------------------------------------------------------

                                                 Six months ended                  Period ended
                                                     4/30/04                        10/31/03**
                                             SHARES          AMOUNT          SHARES          AMOUNT
CLASS R2 SHARES

Shares sold                                      3,985          $54,023            386           $5,020
-------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                        8              105             --               --
-------------------------------------------------------------------------------------------------------
Net increase                                     3,993          $54,128            386           $5,020
-------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended April 30, 2004, was $2,447 and is included in miscellaneous expense. The fund had no significant borrowings during the six months ended April 30, 2004.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                     NUMBER OF      PREMIUMS
                                                     CONTRACTS      RECEIVED
Outstanding, beginning of period                           --           $--
----------------------------------------------------------------------------
Options written                                             1        41,533
----------------------------------------------------------------------------
Options expired                                            (1)      (41,533)
----------------------------------------------------------------------------
Outstanding, end of period                                 --           $--
----------------------------------------------------------------------------

Forward Foreign Currency Exchange Contracts

------------
SALES
------------
                                                                       NET
                                                                    UNREALIZED
                    CONTRACTS TO                       CONTRACTS   APPRECIATION
SETTLEMENT DATE    DELIVER/RECEIVE  IN EXCHANGE FOR     AT VALUE  (DEPRECIATION)

        6/16/04  AUD      2,000,000      $1,445,250    $1,434,283      $10,967
5/17/04-6/16/04  DKK     42,658,510       6,933,907     6,859,693       74,214
        6/16/04  EUR     54,674,733      66,655,499    65,396,345    1,259,154
        5/17/04  GBP      2,720,000       4,836,017     4,818,149       17,868
         6/4/04  KRW    221,780,165       1,890,708     1,884,228        6,480
        6/15/04  NZD      8,441,006       5,550,584     5,239,246      311,338
        6/16/04  SEK     50,145,042       6,678,630     6,556,836      121,794
                                       ------------  ------------   ----------
                                        $93,990,595   $92,188,780   $1,801,815
                                       ============  ============   ==========

------------
PURCHASES
------------

        6/16/04  AUD      1,838,372      $1,390,738    $1,318,372     $(72,366)
        6/16/04  DKK      5,074,600         831,111       815,550      (15,561)
        6/16/04  EUR     25,623,189      31,282,971    30,647,848     (635,123)
5/17/04-6/16/04  GBP      5,867,366      10,507,522    10,390,515     (117,007)
        6/15/04  JPY  5,392,911,622      48,808,623    48,934,325      125,702
  5/6/04-6/4/04  KRW  5,728,375,330       4,949,588     4,874,421      (75,167)
        6/16/04  NZD      1,363,067         895,255       845,928      (49,327)
        6/16/04  SEK     25,439,834       3,361,521     3,326,447      (35,074)
                                       ------------  ------------   ----------
                                       $102,027,329  $101,153,406    $(873,923)
                                       ============  ============   ==========

At April 30, 2004 forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net receivable of $397,863 with Merrill Lynch International Bank.

At April 30, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts
                                                                      UNREALIZED
DESCRIPTION                   EXPIRATION   CONTRACTS    POSITION  (DEPRECIATION)

Japan Gov't Bonds 10yr Future     Jun-04           4        Long       $(53,032)
--------------------------------------------------------------------------------

At April 30, 2004, the fund had sufficient cash and/or securities to cover any margin requirements under these contracts.

(8) RESTRICTED SECURITIES

The fund may invest not more than 15% of its total assets in securities, which are subject to legal or contractual restrictions on resale. At April 30, 2004, the fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.20% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The fund does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

                                 DATE OF  SHARE/PRINCIPAL
DESCRIPTION                  ACQUISITION           AMOUNT        COST      VALUE

State Of Qatar, 9.75% 6/15/30    4/10/03          648,000    $928,835   $878,040
--------------------------------------------------------------------------------

(9) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

---------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
---------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is
500 Boylston Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                                       POSITION(s) HELD      TRUSTEE/OFFICER           DIRECTORSHIPS(2) DURING
        NAME, DATE OF BIRTH                WITH FUND             SINCE(1)                THE PAST FIVE YEARS
        -------------------            ----------------      ----------------       ------------------------------

INTERESTED TRUSTEES
John W. Ballen(3)                    Trustee and President  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

Robert J. Manning(3)                 Trustee and President  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director

Kevin R. Parke(3)                    Trustee                January 2002 until  Massachusetts Financial Services
(born 12/14/59)                                             February 2004       Company, President, Chief Investment
                                                                                Officer and Director (until February
                                                                                2004)

Robert C. Pozen(3)                   Trustee                February 2004       Massachusetts Financial Services
(born 08/08/46)                                                                 Company, Chairman (since February
                                                                                2004); Harvard Law School (education),
                                                                                John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic
                                                                                Affairs, The Commonwealth of
                                                                                Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments,
                                                                                Vice Chairman (June 2000 to December
                                                                                2001); Fidelity Management & Research
                                                                                Company (investment adviser),
                                                                                President (March 1997 to July 2001);
                                                                                The Bank of New York (financial
                                                                                services), Director; Bell Canada
                                                                                Enterprises (telecommunications),
                                                                                Director; Telesat (satellite
                                                                                communications), Director

Jeffrey L. Shames(3)                 Trustee                October 1993 until  Massachusetts Financial Services
(born 06/02/55)                                             February 2004       Company, Chairman (until February
                                                                                2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                       Chairman               February 1992       Private investor; KeySpan Corporation
(born 05/01/36)                                                                 (energy related services), Director;
                                                                                Eastern Enterprises (diversified
                                                                                services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until
                                                                                November 2000)

Lawrence H. Cohn, M.D.               Trustee                August 1993         Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                 Cardiac Surgery; Harvard Medical
                                                                                School, Professor of Surgery

David H. Gunning                     Trustee                January 2004        Cleveland-Cliffs, Inc. (mining
(born 05/30/42)                                                                 products and service provider), Vice
                                                                                Chairman/Director (since April 2001);
                                                                                Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April
                                                                                2001); Lincoln Electric Holdings, Inc.
                                                                                (welding equipment manufacturer),
                                                                                Director; Southwest Gas Corporation
                                                                                (natural gas distribution company),
                                                                                Director

William R. Gutow                     Trustee                December 1993       Private investor and real estate
(born 09/27/41)                                                                 consultant; Capitol Entertainment
                                                                                Management Company (video franchise),
                                                                                Vice Chairman

Amy B. Lane                          Trustee                January 2004        Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                                 Managing Director, Investment Banking
                                                                                Group (1997 to February 2001); Borders
                                                                                Group, Inc. (book and music retailer),
                                                                                Director; Federal Realty Investment
                                                                                Trust (real estate investment trust),
                                                                                Trustee

Lawrence T. Perera                   Trustee                July 1981           Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                    Trustee                August 1982         Private investor; Harvard University
(born 04/10/35)                                                                 Graduate School of Business
                                                                                Administration, Class of 1961 Adjunct
                                                                                Professor in Entrepreneurship
                                                                                Emeritus; CBL & Associates Properties,
                                                                                Inc. (real estate investment trust),
                                                                                Director

J. Dale Sherratt                     Trustee                August 1993         Insight Resources, Inc. (acquisition
(born 09/23/38)                                                                 planning specialists), President;
                                                                                Wellfleet Investments (investor in
                                                                                health care companies), Managing
                                                                                General Partner (since 1993);
                                                                                Cambridge Nutraceuticals (professional
                                                                                nutritional products), Chief Executive
                                                                                Officer (until May 2001)

Elaine R. Smith                      Trustee                February 1992       Independent health care industry
(born 04/25/46)                                                                 consultant

Ward Smith                           Trustee                October 1992        Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)                 President and Trustee  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director.

John W. Ballen(3)                    President and Trustee  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

James R. Bordewick, Jr.(3)           Assistant Secretary    September 1990      Massachusetts Financial Services
(born 03/06/59)                      and Assistant Clerk                        Company, Senior Vice President and
                                                                                Associate General Counsel

Stephen E. Cavan(3)                  Secretary and Clerk    December 1989       Massachusetts Financial Services
(born 11/06/53)                                             until March 2004    Company, Senior Vice President,
                                                                                General Counsel and Secretary (until
                                                                                March 2004)

Stephanie A. DeSisto(3)              Assistant Treasurer    May 2003            Massachusetts Financial Services
(born 10/01/53)                                                                 Company, Vice President (since April
                                                                                2003); Brown Brothers Harriman & Co.,
                                                                                Senior Vice President (November 2002
                                                                                to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice
                                                                                President (prior to November 2002)

Robert R. Flaherty(3)                Assistant Treasurer    August 2000         Massachusetts Financial Services
(born 09/18/63)                                                                 Company, Vice President (since August
                                                                                2000); UAM Fund Services, Senior Vice
                                                                                President (prior to August 2000)

Richard M. Hisey(3)                  Treasurer              August 2002         Massachusetts Financial Services
(born 08/29/58)                                                                 Company, Senior Vice President (since
                                                                                July 2002); The Bank of New York,
                                                                                Senior Vice President (September 2000
                                                                                to July 2002); Lexington Global Asset
                                                                                Managers, Inc., Executive Vice
                                                                                President and Chief Financial Officer
                                                                                (prior to September 2000); Lexington
                                                                                Funds, Chief Financial Officer (prior
                                                                                to September 2000)

Ellen Moynihan(3)                    Assistant Treasurer    April 1997          Massachusetts Financial Services
(born 11/13/57)                                                                 Company, Vice President

James O. Yost(3)                     Assistant Treasurer    September 1990      Massachusetts Financial Services
(born 06/12/60)                                                                 Company, Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act)
    which is the principal federal law governing investment companies like the series/the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

---------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  CUSTODIAN
Massachusetts Financial Services                    State Street Bank and Trust Company
Company                                             225 Franklin Street, Boston, MA 02110
500 Boylston Street, Boston, MA
02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGERS
Steven R. Gorham
Matthew W. Ryan
Barnaby Wiener

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              MWT-SEM-6/04 67M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 4/30/04

MFS(R) GLOBAL EQUITY FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) GLOBAL EQUITY FUND

The fund seeks capital appreciation.

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              18
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     30
----------------------------------------------------
TRUSTEES AND OFFICERS                             41
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS       45
----------------------------------------------------
CONTACT INFORMATION                               46
----------------------------------------------------
ASSET ALLOCATION                                  47

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained quite steady in the midst of a challenging environment.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

    May 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

In the midst of a shifting market environment and a global equity rally that began in the spring of 2003, our investment strategy has remained constant. We have strived to find and remain invested in companies that we believe can be relatively steady growth firms over the longer term. We have tended to avoid cyclical stocks - those whose performance we felt was highly linked to the state of the global economy - and stocks that our analysts considered relatively risky. This strategy hurt fund performance in the spring and summer of 2003, as the global equity rally was led by stocks that we viewed as overvalued and risky over the longer term. During the six-month period ended April 30, 2004, however, the market returned to what we would consider a more "normal" environment that rewarded companies with strong long-term prospects. In that environment, our strategy bore fruit. The fund outperformed both its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the MSCI Index), and its peers as represented by the average global fund tracked by Lipper Inc.

CONTRIBUTORS TO PERFORMANCE

Strong stock selection was the major driver of the fund's outperformance over the period relative to the MSCI Index. On a sector basis, technology, retailing, and leisure were the strongest contributors to relative results.

Stock selection in the technology sector aided performance. While the technology sector of the MSCI Index lost value over the period, the fund's technology holdings, as a whole, delivered positive returns. The fund's underweighting in the sector - which had held back performance in mid-2003 as the technology sector soared - helped relative returns during this period as that sector of the broad market benchmark sank. Relative to the MSCI Index, the fund also benefited by not owning technology giant Intel, whose stock declined significantly over the period. We avoided Intel, which performed well for much of 2003, because we believed its shares were overvalued compared with other opportunities in technology.

-----------------------------------------------

TOP 5 SECTOR WEIGHTINGS
AS OF 4/30/04

FINANCIAL SERVICES                        19.6%
-----------------------------------------------
HEALTH CARE                               16.7%
-----------------------------------------------
UTILITIES AND COMMUNICATIONS               9.8%
-----------------------------------------------
LEISURE                                    9.5%
-----------------------------------------------
TECHNOLOGY                                 8.9%
-----------------------------------------------
The portfolio is actively managed, and current weightings may be different.

-----------------------------------------------

Stock selection in the retailing sector also helped results. Strong consumer spending helped our holding in Hong Kong-headquartered fashion retailer Esprit Holdings* perform well. Avoiding U.S. retail giant Wal-Mart* also helped relative results as the firm's shares declined over the period.

Stockpicking in the leisure sector also aided performance. Our position in William Hill, one of the United Kingdom's largest providers of fixed-odds betting services, appreciated sharply over the period.

Individual holdings in other sectors that helped relative results included two U.S. health care firms whose stocks appreciated significantly: Fisher Scientific and Thermo Electron. Both firms market supplies and equipment used in medical research and laboratory work. In the consumer staples sector, U.K.-based household products company Reckitt Benckiser also contributed to results.

DETRACTORS FROM PERFORMANCE

On a relative basis, utilities and communications, energy, and transportation were the fund's weakest sectors over the period. In the utilities and communications area, stock selection hurt results. In particular, our position in Japanese firm Vodafone Holdings, formerly known as Japan Telecom, had a negative impact on performance as the stock declined. We sold this position before period-end. (However, we also held a position in the firm's U.K.-based parent company, Vodafone Group*; that position increased in value over the period and made a very slight contribution to relative return.)

----------
* These holdings were not among the fund's top 10 contributors or detractors for the period.

In the energy sector, relative performance suffered because we were underweighted in the sector, which performed well. In the transportation sector, performance was held back by a combination of weak stock selection and an overweighting in the sector, which underperformed the broad market.

Stocks in other sectors that detracted from results included European semiconductor firm STMicroelectronics - which had helped performance in earlier periods - and Canadian telecommunications firm BCE, parent company of Bell Canada.

The fund's cash position, although it averaged less than 1.5% of assets over the period, was also a detractor from relative performance. In a period when equity markets in general performed well, any cash hurt performance against the MSCI Index which, like most market indices, has no cash position.

    Respectfully,

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.

-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

----------------------
Average annual
without sales charge
----------------------

                 Class
   Share       inception
   class         date        6-mo      1-yr       3-yr       5-yr     10-yr
----------------------------------------------------------------------------
     A         9/07/1993      --        29.20%      2.92%     3.14%    8.49%
----------------------------------------------------------------------------
     B        12/29/1986      --        28.24%      2.14%     2.37%    7.62%
----------------------------------------------------------------------------
     C         1/3/1994       --        28.27%      2.14%     2.36%    7.63%
----------------------------------------------------------------------------
     I         1/2/1997       --        29.50%      3.15%     3.38%    8.68%
----------------------------------------------------------------------------
     J         7/9/1999       --        28.22%      2.18%     2.45%    7.66%
----------------------------------------------------------------------------
    R1        12/31/2002      --        28.88%      2.79%     3.07%    8.45%
----------------------------------------------------------------------------
    R2        10/31/2003      --        28.41%      2.18%     2.40%    7.63%
----------------------------------------------------------------------------

----------------------
Average annual
----------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average global fund+          7.90%     30.71%     -1.18%     0.90%    7.52%
----------------------------------------------------------------------------
MSCI World Index#             8.67%     30.05%     -1.17%    -1.74%    7.25%
----------------------------------------------------------------------------

----------------------
Average annual
with sales charge
----------------------

   Share
   class                     6-mo      1-yr       3-yr       5-yr     10-yr
----------------------------------------------------------------------------
     A                        --        21.77%      0.91%     1.93%    7.84%
----------------------------------------------------------------------------
     B                        --        24.24%      1.17%     2.01%    7.62%
----------------------------------------------------------------------------
     C                        --        27.27%      2.14%     2.36%    7.63%
----------------------------------------------------------------------------
     J                        --        24.37%      1.15%     1.82%    7.33%
----------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

----------------------
Cumulative without
sales charge
----------------------

----------------------------------------------------------------------------
     A                      11.91%      29.20%      9.01%    16.74%  125.79%
----------------------------------------------------------------------------
     B                      11.54%      28.24%      6.55%    12.42%  108.34%
----------------------------------------------------------------------------
     C                      11.54%      28.27%      6.56%    12.39%  108.65%
----------------------------------------------------------------------------
     I                      12.08%      29.50%      9.75%    18.08%  129.85%
----------------------------------------------------------------------------
     J                      11.53%      28.22%      6.69%    12.84%  109.11%
----------------------------------------------------------------------------
    R1                      11.84%      28.88%      8.61%    16.32%  124.97%
----------------------------------------------------------------------------
    R2                      11.69%      28.41%      6.68%    12.56%  108.61%
----------------------------------------------------------------------------

Periods less than one year are actual, not annualized.
  + Source: Lipper Inc., an independent firm that reports mutual fund performance.
  # Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITION

THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX - measures the performance of stock markets in the developed world.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflects the deduction of the maximum 5.75% sales charge. Class B results, including sales charge, reflects the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase reflects the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class J results, including sales charge, reflects deduction of the maximum 3% sales charge and are available only to residents of Japan. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for R1 and I shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for R2 and J shares includes the performance of the fund's Class B shares for periods prior to their offering.

Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the intial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 4/30/04
----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 99.3%
----------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES          $ VALUE
----------------------------------------------------------------------------------------------
Foreign Stocks - 69.4%
----------------------------------------------------------------------------------------------
Australia - 2.4%
----------------------------------------------------------------------------------------------
News Corp., Ltd. (Broadcast & Cable TV)                               901,107       $8,249,655
----------------------------------------------------------------------------------------------
QBE Insurance Group Ltd. (Insurance)^                                 914,713        7,662,544
----------------------------------------------------------------------------------------------
                                                                                   $15,912,199
----------------------------------------------------------------------------------------------
Austria - 0.8%
----------------------------------------------------------------------------------------------
Erste Bank der Oesterreichischen Sparkassen AG (Banks &
Credit Companies)^                                                     37,200       $5,554,572
----------------------------------------------------------------------------------------------

Bermuda - 2.3%
----------------------------------------------------------------------------------------------
Accenture Ltd., "A" (Business Services)*^                             422,550      $10,044,014
----------------------------------------------------------------------------------------------
ESPRIT Holdings Ltd. (Specialty Stores)                             1,224,500        5,014,563
----------------------------------------------------------------------------------------------
                                                                                   $15,058,577
----------------------------------------------------------------------------------------------
Brazil - 0.4%
----------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone
Services)^                                                             84,600       $2,622,600
----------------------------------------------------------------------------------------------

Canada - 1.9%
----------------------------------------------------------------------------------------------
BCE, Inc. (Telephone Services)                                        249,192       $5,014,739
----------------------------------------------------------------------------------------------
Canadian National Railway Co. (Railroad & Shipping)                   102,903        3,886,646
----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                    83,600        3,280,584
----------------------------------------------------------------------------------------------
                                                                                   $12,181,969
----------------------------------------------------------------------------------------------
China - 0.1%
----------------------------------------------------------------------------------------------
Semiconductor International Manufacturing Corp.
(Electronics)*                                                      1,790,000         $431,452
----------------------------------------------------------------------------------------------

France - 9.4%
----------------------------------------------------------------------------------------------
AXA (Insurance)                                                       399,200       $8,329,121
----------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                              239,400        5,732,314
----------------------------------------------------------------------------------------------
L'Air Liquide S.A. (Specialty Chemicals)                               92,237       16,084,119
----------------------------------------------------------------------------------------------
Sanofi-Synthelabo (Pharmaceuticals)                                   162,560       10,282,099
----------------------------------------------------------------------------------------------
Schneider Electric S.A. (Electrical Equipment)                         74,349        4,985,239
----------------------------------------------------------------------------------------------
TOTAL S.A. (Energy - Independent)^                                     51,880        9,537,076
----------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric Power)                     239,900        6,346,013
----------------------------------------------------------------------------------------------
                                                                                   $61,295,981
----------------------------------------------------------------------------------------------
Germany - 1.8%
----------------------------------------------------------------------------------------------
Bayerische Motoren Werke AG (Automotive)^                             155,110       $6,661,567
----------------------------------------------------------------------------------------------
Schering AG (Pharmaceuticals)                                         103,300        5,408,539
----------------------------------------------------------------------------------------------
                                                                                   $12,070,106
----------------------------------------------------------------------------------------------
Hungary - 0.7%
----------------------------------------------------------------------------------------------
OTP Bank Ltd., GDR (Banks & Credit Companies)*                        120,200       $4,559,186
----------------------------------------------------------------------------------------------

Ireland - 0.7%
----------------------------------------------------------------------------------------------
Irish Life & Permanent PLC (Banks & Credit Companies)                 299,330       $4,624,316
----------------------------------------------------------------------------------------------

Italy - 0.8%
----------------------------------------------------------------------------------------------
Riunione Adriatica di Sicurta S.p.A. (Insurance)                      281,200       $5,131,585
----------------------------------------------------------------------------------------------

Japan - 9.7%
----------------------------------------------------------------------------------------------
Bridgestone Corp. (Automotive)                                        357,000       $6,009,407
----------------------------------------------------------------------------------------------
Canon, Inc. (Personal Computers & Peripherals)                        212,000       11,042,816
----------------------------------------------------------------------------------------------
Chugai Pharmaceutical Co., Ltd. (Pharmaceuticals)                     462,600        6,999,882
----------------------------------------------------------------------------------------------
Citizen Watch Co., Ltd. (Electronics)^                                473,000        4,750,114
----------------------------------------------------------------------------------------------
KDDI Corp. (Telephone Services)                                         2,200       13,123,679
----------------------------------------------------------------------------------------------
Seiko Epson Corp. (Electronics)                                        81,900        3,191,418
----------------------------------------------------------------------------------------------
Tokyo Broadcasting System, Inc. (Broadcast & Cable TV)                187,000        3,701,295
----------------------------------------------------------------------------------------------
Tokyo Gas Co., Ltd. (Natural Gas - Distribution)^                     972,000        3,597,585
----------------------------------------------------------------------------------------------
Toyota Motor Corp. (Automotive)                                       183,300        6,598,194
----------------------------------------------------------------------------------------------
Yamaha Corp. (Leisure & Toys)^                                        252,000        4,700,498
----------------------------------------------------------------------------------------------
                                                                                   $63,714,888
----------------------------------------------------------------------------------------------
Netherlands - 1.7%
----------------------------------------------------------------------------------------------
Reed Elsevier N.V. (Printing & Publishing)^                           473,090       $6,619,382
----------------------------------------------------------------------------------------------
STMicroelectronics N.V. (Electronics)*                                196,030        4,269,152
----------------------------------------------------------------------------------------------
                                                                                   $10,888,534
----------------------------------------------------------------------------------------------
Norway - 0.5%
----------------------------------------------------------------------------------------------
DnB Holding A.S.A. (Banks & Credit Companies)^                        485,920       $3,068,073
----------------------------------------------------------------------------------------------

Singapore - 2.3%
----------------------------------------------------------------------------------------------
DBS Group Holdings Ltd. (Banks & Credit Companies)                    696,000       $5,822,896
----------------------------------------------------------------------------------------------
Singapore Telecommunications Ltd. (Telephone Services)              3,591,000        4,919,867
----------------------------------------------------------------------------------------------
United Overseas Bank Ltd. (Banks & Credit Companies)                  543,000        4,353,075
----------------------------------------------------------------------------------------------
                                                                                   $15,095,838
----------------------------------------------------------------------------------------------
South Korea - 2.6%
----------------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd. (Electronics)                            22,300      $10,502,374
----------------------------------------------------------------------------------------------
Samsung SDI Co. Ltd. (Electrical Equipment)                            53,610        6,792,554
----------------------------------------------------------------------------------------------
                                                                                   $17,294,928
----------------------------------------------------------------------------------------------
Spain - 3.4%
----------------------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria S.A. (Banks & Credit
Companies)                                                            492,600       $6,454,815
----------------------------------------------------------------------------------------------
Iberdrola S.A. (Utilities - Electric Power)                           333,530        6,549,854
----------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)^                                 613,904        9,067,023
----------------------------------------------------------------------------------------------
                                                                                   $22,071,692
----------------------------------------------------------------------------------------------
Sweden - 4.5%
----------------------------------------------------------------------------------------------
Atlas Copco AB, "A" (Machinery & Tools)^                              192,300       $6,719,551
----------------------------------------------------------------------------------------------
Ericsson, Inc., "B" (Telecommunications - Wireline)                 1,720,700        4,588,361
----------------------------------------------------------------------------------------------
H&M Hennes & Mauritz AB, "B" (Specialty Stores)^                      368,200        8,998,885
----------------------------------------------------------------------------------------------
Sandvik AB (Machinery & Tools)^                                       285,900        9,268,139
----------------------------------------------------------------------------------------------
                                                                                   $29,574,936
----------------------------------------------------------------------------------------------
Switzerland - 7.6%
----------------------------------------------------------------------------------------------
Credit Suisse Group (Banks & Credit Companies)                        229,000       $8,031,053
----------------------------------------------------------------------------------------------
Nestle S.A. (Food & Non-Alcoholic Beverages)^                          31,370        7,910,930
----------------------------------------------------------------------------------------------
Novartis AG (Pharmaceuticals)                                         151,700        6,724,877
----------------------------------------------------------------------------------------------
Roche Holding AG (Pharmaceuticals)^                                   102,700       10,726,711
----------------------------------------------------------------------------------------------
Syngenta AG (Chemicals)                                                43,191        3,440,329
----------------------------------------------------------------------------------------------
Synthes-Stratec, Inc. (Medical Equipment)                               2,501        2,708,034
----------------------------------------------------------------------------------------------
UBS AG (Banks & Credit Companies)                                     141,245        9,977,838
----------------------------------------------------------------------------------------------
                                                                                   $49,519,772
----------------------------------------------------------------------------------------------
United Kingdom - 15.8%
----------------------------------------------------------------------------------------------
AMVESCAP PLC (Brokerage & Asset Managers)                           1,093,900       $7,148,498
----------------------------------------------------------------------------------------------
AstraZeneca PLC (Pharmaceuticals)                                     213,200        9,946,120
----------------------------------------------------------------------------------------------
BOC Group PLC (Specialty Chemicals)                                   483,140        7,748,310
----------------------------------------------------------------------------------------------
BP PLC (Energy - Integrated)                                          911,600        7,844,919
----------------------------------------------------------------------------------------------
British Sky Broadcasting Group PLC (Broadcast & Cable TV)             417,450        4,920,169
----------------------------------------------------------------------------------------------
Capital Radio PLC (Broadcast & Cable TV)                              160,260        1,350,584
----------------------------------------------------------------------------------------------
Diageo PLC (Alcoholic Beverages)                                      734,612        9,825,732
----------------------------------------------------------------------------------------------
Kingfisher PLC (Specialty Stores)*                                  1,631,617        8,155,138
----------------------------------------------------------------------------------------------
NEXT PLC (Specialty Stores)                                           197,430        4,860,681
----------------------------------------------------------------------------------------------
Reckitt Benckiser PLC (Consumer Goods & Services)                     878,340       22,808,176
----------------------------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks & Credit
Companies)                                                            171,390        5,129,902
----------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)*                       2,830,445        6,841,324
----------------------------------------------------------------------------------------------
William Hill Organization Ltd. (Gaming & Lodging)                     746,090        7,067,895
----------------------------------------------------------------------------------------------
                                                                                  $103,647,448
----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                              $454,318,652
----------------------------------------------------------------------------------------------

U.S. Stocks - 29.9%
----------------------------------------------------------------------------------------------
Banks & Credit Companies - 5.6%
----------------------------------------------------------------------------------------------
American Express Co.^                                                 221,300      $10,832,635
----------------------------------------------------------------------------------------------
Bank of America Corp.^                                                 84,000        6,761,160
----------------------------------------------------------------------------------------------
Citigroup, Inc.^                                                      205,800        9,896,922
----------------------------------------------------------------------------------------------
MBNA Corp.                                                            167,200        4,076,336
----------------------------------------------------------------------------------------------
SouthTrust Corp.                                                      162,310        5,044,595
----------------------------------------------------------------------------------------------
                                                                                   $36,611,648
----------------------------------------------------------------------------------------------
Biotechnology - 0.9%
----------------------------------------------------------------------------------------------
Genzyme Corp.*^                                                       141,700       $6,172,452
----------------------------------------------------------------------------------------------

Broadcast & Cable TV - 1.7%
----------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                    676,000      $11,370,320
----------------------------------------------------------------------------------------------

Brokerage & Asset Managers - 0.7%
----------------------------------------------------------------------------------------------
Janus Capital Group, Inc.^                                            319,100       $4,850,320
----------------------------------------------------------------------------------------------

Chemicals - 2.0%
----------------------------------------------------------------------------------------------
Air Products & Chemicals, Inc.^                                       122,860       $6,119,657
----------------------------------------------------------------------------------------------
Praxair, Inc.^                                                        183,640        6,712,042
----------------------------------------------------------------------------------------------
                                                                                   $12,831,699
----------------------------------------------------------------------------------------------
Computer Software - 1.9%
----------------------------------------------------------------------------------------------
Microsoft Corp.                                                       263,300       $6,837,901
----------------------------------------------------------------------------------------------
Network Associates, Inc.*^                                            224,910        3,526,589
----------------------------------------------------------------------------------------------
Symantec Corp.*^                                                       54,400        2,450,720
----------------------------------------------------------------------------------------------
                                                                                   $12,815,210
----------------------------------------------------------------------------------------------
Energy - Independent - 0.4%
----------------------------------------------------------------------------------------------
EOG Resources, Inc.^                                                   48,700       $2,398,475
----------------------------------------------------------------------------------------------

Entertainment - 1.3%
----------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                     219,670       $8,490,246
----------------------------------------------------------------------------------------------

Food & Non-Alcoholic Beverages - 1.4%
----------------------------------------------------------------------------------------------
J.M. Smucker Co.                                                       52,200       $2,730,060
----------------------------------------------------------------------------------------------
PepsiCo, Inc.^                                                        120,500        6,566,045
----------------------------------------------------------------------------------------------
                                                                                    $9,296,105
----------------------------------------------------------------------------------------------
Medical & Health Technology & Services - 3.0%
----------------------------------------------------------------------------------------------
Caremark Rx, Inc.*^                                                   185,059       $6,264,247
----------------------------------------------------------------------------------------------
Fisher Scientific International, Inc.*^                               155,400        9,098,670
----------------------------------------------------------------------------------------------
Lincare Holdings, Inc.*^                                              116,660        4,051,602
----------------------------------------------------------------------------------------------
                                                                                   $19,414,519
----------------------------------------------------------------------------------------------
Medical Equipment - 2.8%
----------------------------------------------------------------------------------------------
DENTSPLY International, Inc.                                           75,600       $3,663,576
----------------------------------------------------------------------------------------------
Thermo Electron Corp.*^                                               268,300        7,834,360
----------------------------------------------------------------------------------------------
Waters Corp.*^                                                        152,700        6,589,005
----------------------------------------------------------------------------------------------
                                                                                   $18,086,941
----------------------------------------------------------------------------------------------
Oil Services - 1.0%
----------------------------------------------------------------------------------------------
Noble Corp.*^                                                         182,000       $6,763,120
----------------------------------------------------------------------------------------------

Personal Computers & Peripherals - 1.0%
----------------------------------------------------------------------------------------------
Dell, Inc.*                                                           187,000       $6,490,770
----------------------------------------------------------------------------------------------

Pharmaceuticals - 1.9%
----------------------------------------------------------------------------------------------
Johnson & Johnson^                                                    229,000      $12,372,870
----------------------------------------------------------------------------------------------

Railroad & Shipping - 1.4%
----------------------------------------------------------------------------------------------
Burlington Northern Santa Fe Corp.^                                   149,100       $4,875,570
----------------------------------------------------------------------------------------------
Union Pacific Corp.^                                                   71,300        4,201,709
----------------------------------------------------------------------------------------------
                                                                                    $9,077,279
----------------------------------------------------------------------------------------------
Restaurants - 0.8%
----------------------------------------------------------------------------------------------
ARAMARK Corp., "B"^                                                   180,420       $5,160,012
----------------------------------------------------------------------------------------------

Specialty Stores - 2.1%
----------------------------------------------------------------------------------------------
Home Depot, Inc.^                                                     134,600       $4,736,574
----------------------------------------------------------------------------------------------
TJX Cos., Inc.^                                                       380,700        9,353,799
----------------------------------------------------------------------------------------------
                                                                                   $14,090,373
----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                 $196,292,359
----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $517,208,370)                                      $650,611,011
----------------------------------------------------------------------------------------------
Collateral for Securities Loaned - 20.1%
----------------------------------------------------------------------------------------------
Merrill Lynch & Co. - Repurchase Agreement, 1.07%, dated
4/30/04, due 5/03/04, total to be received $71,130,727
(secured by various U.S. Treasury and Federal Agency
obligations in an individually traded account), at Cost            71,124,370      $71,124,370
----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                       60,474,116       60,474,116
----------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned, at Amortized Cost                         $131,598,486
----------------------------------------------------------------------------------------------

Repurchase Agreements - 1.7%
----------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
ISSUER                                                       (000 Omitted)             $ VALUE
----------------------------------------------------------------------------------------------
Goldman Sachs & Co., dated 4/30/04, due 5/03/04, total to
be received $11,033,956 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account), at Cost                                                     $11,033      $11,033,000
----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $659,839,856)                                 $793,242,497
----------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - (21.1)%                                          (138,440,384)
----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                               $654,802,113
----------------------------------------------------------------------------------------------
* Non-income producing security.
^ All or a portion of this security is on loan.

As of April 30, 2004, 55 securities representing $395,817,650 and 60.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/04

ASSETS

Investments, at value, including $126,715,621 of
securities on loan (identified cost, $659,839,856)            $793,242,497
---------------------------------------------------------------------------------------------------
Cash                                                               142,369
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                    817,192
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    576,889
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                1,847,452
---------------------------------------------------------------------------------------------------
Receivable from investment adviser                                  13,260
---------------------------------------------------------------------------------------------------
Other assets                                                            10
---------------------------------------------------------------------------------------------------
Total assets                                                                           $796,639,669
---------------------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                               $7,451,410
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               2,389,885
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                     131,598,486
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                    15,288
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                       16,377
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                       9,784
---------------------------------------------------------------------------------------------------
  Administrative fee                                                   203
---------------------------------------------------------------------------------------------------
  Administrative service fee                                             1
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                             356,122
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $141,837,556
---------------------------------------------------------------------------------------------------
Net assets                                                                             $654,802,113
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                               $585,293,196
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                133,393,693
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                  (63,477,209)
---------------------------------------------------------------------------------------------------
Accumulated net investment loss                                   (407,567)
---------------------------------------------------------------------------------------------------
Net assets                                                                             $654,802,113
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                                30,321,498
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares
  Net assets                                                  $375,317,532
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            17,137,358
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                  $21.90
---------------------------------------------------------------------------------------------------
  Offering price per share (100/94.25X$21.90)                                                $23.24
---------------------------------------------------------------------------------------------------

Class B shares
  Net assets                                                  $182,706,577
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             8,636,323
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $21.16
---------------------------------------------------------------------------------------------------

Class C shares
  Net assets                                                   $35,022,399
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             1,685,763
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                               $20.78
---------------------------------------------------------------------------------------------------

Class I shares
  Net assets                                                   $31,277,163
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             1,411,007
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $22.17
---------------------------------------------------------------------------------------------------

Class J shares
  Net assets                                                   $26,999,386
---------------------------------------------------------------------------------------------------
  Shares outstanding                                             1,291,555
---------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share                                             $20.90
---------------------------------------------------------------------------------------------------
  Offering price per share (100/97X$20.90)                                                   $21.55
---------------------------------------------------------------------------------------------------

Class R1 shares
  Net assets                                                    $3,232,139
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               148,162
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $21.81
---------------------------------------------------------------------------------------------------

Class R2 shares
  Net assets                                                      $246,917
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                11,330
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                            $21.79
---------------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
------------------------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses. It also describes any gains and/or losses generated by fund operations.

FOR THE SIX MONTHS ENDED 4/30/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                       $5,932,309
--------------------------------------------------------------------------------------------------
  Interest                                                           147,753
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (528,319)
--------------------------------------------------------------------------------------------------
Total investment income                                                                 $5,551,743
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $3,040,918
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              17,132
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                        592,104
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             466,938
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                             933,219
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             178,303
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class J)                             127,395
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              5,048
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                246
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                  123
--------------------------------------------------------------------------------------------------
  Administrative fee                                                  35,356
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      242,339
--------------------------------------------------------------------------------------------------
  Printing                                                            49,198
--------------------------------------------------------------------------------------------------
  Postage                                                             41,375
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       19,224
--------------------------------------------------------------------------------------------------
  Legal fees                                                           2,724
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                      135,827
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $5,887,469
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (20,328)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $5,867,141
--------------------------------------------------------------------------------------------------
Net investment loss                                                                      $(315,398)
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
  Realized gain (loss) (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                        $38,483,467
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                     (108,985)
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $38,374,482
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation)
--------------------------------------------------------------------------------------------------
  Investments                                                    $33,190,214
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                           (15,174)
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                            $33,175,040
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                               $71,549,522
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                 $71,234,124
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
                                                           SIX MONTHS ENDED             YEAR ENDED
                                                               4/30/04                   10/31/03
                                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment loss                                           $(315,398)                 $(498,849)
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                        38,374,482                (17,445,241)
---------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                         33,175,040                109,688,739
-----------------------------------------------------      ------------               -----------
Increase in net assets from operations                      $71,234,124                $91,744,649
-----------------------------------------------------      ------------               -----------
Net decrease in net assets from fund share
transactions                                               $(21,622,439)              $(31,791,040)
-----------------------------------------------------      ------------               -----------
Redemption Fees                                                  $2,364                        $--
-----------------------------------------------------      ------------               -----------
Total increase in net assets                                $49,614,049                $59,953,609
-----------------------------------------------------      ------------               -----------

NET ASSETS

At beginning of period                                     $605,188,064               $545,234,455
---------------------------------------------------------------------------------------------------
At end of period (including accumulated net
investment loss of $407,567 and $92,169,
respectively)                                              $654,802,113               $605,188,064
---------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operation). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
                                  SIX MONTHS                                      YEAR ENDED 10/31
                                     ENDED         ---------------------------------------------------------------------------
CLASS A                             4/30/04               2003            2002             2001             2000          1999
                                  (UNAUDITED)
Net asset value, beginning of
period                              $19.57           $16.55          $17.58           $22.88           $22.50          $20.35
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment income
  (loss)                             $0.02            $0.03             $--+++        $(0.01)           $0.07             $--+++
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                2.31             2.99           (1.03)           (3.81)            2.24            3.14
--------------------------------    ------           ------          ------           ------           ------          ------
Total from investment
operations                           $2.33            $3.02          $(1.03)          $(3.82)           $2.31           $3.14
--------------------------------    ------           ------          ------           ------           ------          ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign
  currency transactions                $--              $--             $--           $(1.44)          $(1.93)         $(0.99)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized
  gain on investments and
  foreign currency
  transactions                          --               --              --            (0.04)              --              --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                  --               --              --               --+++            --              --
------------------------------------------              ---             ---              ---              ---             ---
Total distributions declared
to shareholders                        $--              $--             $--           $(1.48)          $(1.93)         $(0.99)
------------------------------------------              ---             ---              ---              ---             ---
Net asset value, end of
period                              $21.90           $19.57          $16.55           $17.58           $22.88          $22.50
------------------------------------------              ---             ---              ---              ---             ---
Total return (%)(+)                  11.91++          18.25           (5.86)          (17.67)           10.39           15.82
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS
AND SUPPLEMENTAL DATA:

Expenses##                            1.54+            1.65            1.62             1.59             1.55            1.59
-------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)          0.18+            0.19           (0.02)           (0.06)            0.28            0.00
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                      27               52              52               72               84              92
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                     $375,318         $345,783        $322,006         $348,129         $450,481        $384,436
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                          SIX MONTHS                                   YEAR ENDED 10/31
                                            ENDED         ---------------------------------------------------------------------
CLASS B                                    4/30/04               2003           2002          2001           2000          1999
                                         (UNAUDITED)
Net asset value, beginning of period       $18.97          $16.18         $17.31         $22.52          $22.17         $20.21
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment loss                      $(0.06)         $(0.09)        $(0.14)        $(0.16)         $(0.11)        $(0.09)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency           2.25            2.88          (0.99)         (3.75)           2.21           3.04
-------------------------------------------------             ---            ---            ---             ---            ---
Total from investment operations            $2.19           $2.79         $(1.13)        $(3.91)          $2.10          $2.95
-------------------------------------------------             ---            ---            ---             ---            ---

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                                $--             $--            $--         $(1.26)         $(1.75)        $(0.99)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                 --              --             --          (0.04)             --             --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                         --              --             --             --+++           --             --
-------------------------------------------------             ---            ---            ---             ---            ---
Total distributions declared to
shareholders                                  $--             $--            $--         $(1.30)         $(1.75)        $(0.99)
-------------------------------------------------             ---            ---            ---             ---            ---
Net asset value, end of period             $21.16          $18.97         $16.18         $17.31          $22.52         $22.17
-------------------------------------------------             ---            ---            ---             ---            ---
Total return (%)                            11.54++         17.24          (6.53)        (18.28)           9.60          14.90
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA:

Expenses##                                   2.30+           2.40           2.37           2.34            2.30           2.34
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                         (0.58)+         (0.56)         (0.79)         (0.81)          (0.46)         (0.76)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             27              52             52             72              84             92
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                            $182,707        $177,713       $172,094       $220,855        $301,816       $287,700
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                          SIX MONTHS                                    YEAR ENDED 10/31
                                            ENDED         ---------------------------------------------------------------------
CLASS C                                    4/30/04               2003           2002          2001           2000          1999
                                         (UNAUDITED)
Net asset value, beginning of period       $18.63          $15.89         $17.00         $22.16          $21.89         $19.97
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss                      $(0.06)         $(0.09)        $(0.14)        $(0.16)         $(0.11)        $(0.16)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency           2.21            2.83          (0.97)         (3.68)           2.18           3.07
--------------------------------------     ------          ------         ------         ------          ------         ------
Total from investment operations            $2.15           $2.74         $(1.11)        $(3.84)          $2.07          $2.91
--------------------------------------     ------          ------         ------         ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
  From net realized gain on
  investments and foreign currency
  transactions                                $--             $--            $--         $(1.28)         $(1.80)        $(0.99)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                 --              --             --          (0.04)             --             --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                         --              --             --             --+++           --             --
--------------------------------------     ------          ------         ------         ------          ------         ------
Total distributions declared to
shareholders                                  $--             $--            $--         $(1.32)         $(1.80)        $(0.99)
--------------------------------------     ------          ------         ------         ------          ------         ------
Net asset value, end of period             $20.78          $18.63         $15.89         $17.00          $22.16         $21.89
--------------------------------------     ------          ------         ------         ------          ------         ------
Total return (%)                            11.54++         17.24          (6.53)        (18.30)           9.62          14.88
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                                   2.30+           2.40           2.37           2.34            2.30           2.34
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                         (0.58)+         (0.56)         (0.78)         (0.82)          (0.47)         (0.76)
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             27              52             52             72              84             92
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                             $35,022         $33,253        $31,594        $40,789         $56,755        $47,335
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued

                                          SIX MONTHS                                    YEAR ENDED 10/31
                                            ENDED         ---------------------------------------------------------------------
CLASS I                                    4/30/04               2003           2002          2001           2000          1999
                                         (UNAUDITED)
Net asset value, beginning of period       $19.78          $16.70         $17.69         $23.04          $22.63         $20.42
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT
OPERATIONS#

  Net investment income                     $0.05           $0.09          $0.04          $0.02           $0.10          $0.06
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency           2.34            2.99          (1.03)         (3.83)           2.28           3.14
--------------------------------------     ------          ------         ------         ------          ------         ------
Total from investment operations            $2.39           $3.08         $(0.99)        $(3.81)          $2.38          $3.20
--------------------------------------     ------          ------         ------         ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS
  From net realized gain on
  investments and foreign currency
  transactions                                $--             $--            $--         $(1.50)         $(1.97)        $(0.99)
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain on
  investments and foreign currency
  transactions                                 --              --             --          (0.04)             --             --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                         --              --             --             --+++           --             --
--------------------------------------     ------          ------         ------         ------          ------         ------
Total distributions declared to
shareholders                                  $--             $--            $--         $(1.54)         $(1.97)        $(0.99)
--------------------------------------     ------          ------         ------         ------          ------         ------
Net asset value, end of period             $22.17          $19.78         $16.70         $17.69          $23.04         $22.63
--------------------------------------     ------          ------         ------         ------          ------         ------
Total return (%)                            12.08++         18.44          (5.60)        (17.54)          10.73          16.02
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                                   1.29+           1.40           1.37           1.34            1.30           1.34
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                        0.47+           0.54           0.23           0.10            0.41           0.26
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             27              52             52             72              84             92
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                             $31,277         $22,467         $2,325         $2,274          $2,312           $817
-------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                        SIX MONTHS                          YEAR ENDED 10/31                         PERIOD
                                           ENDED         ------------------------------------------------------       ENDED
CLASS J                                   4/30/04               2003          2002          2001           2000     10/31/99*
                                        (UNAUDITED)
Net asset value, beginning of period     $18.74            $15.97         $17.08         $22.36          $22.21         $22.55
-------------------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#
  Net investment loss                    $(0.05)           $(0.09)        $(0.13)        $(0.15)         $(0.06)        $(0.10)
-------------------------------------------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss) on
  investments and foreign currency         2.21              2.86          (0.98)         (3.71)           2.19          (0.24)
-----------------------------------------------               ---            ---            ---             ---            ---
Total from investment operations          $2.16             $2.77         $(1.11)        $(3.86)          $2.13         $(0.34)
-----------------------------------------------               ---            ---            ---             ---            ---

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net realized gain on
  investments and foreign currency
  transactions                              $--               $--            $--         $(1.38)         $(1.98)           $--
-------------------------------------------------------------------------------------------------------------------------------
  In excess of net realized gain
  on investments and foreign
  currency transactions                      --                --             --          (0.04)             --             --
-------------------------------------------------------------------------------------------------------------------------------
  From paid-in capital                       --                --             --             --+++           --             --
-----------------------------------------------               ---            ---            ---             ---            ---
Total distributions declared to
shareholders                                $--               $--            $--         $(1.42)         $(1.98)           $--
-----------------------------------------------               ---            ---            ---             ---            ---
Net asset value, end of period           $20.90            $18.74         $15.97         $17.08          $22.36         $22.21
-----------------------------------------------               ---            ---            ---             ---            ---
Total return (%)(+)                       11.53++           17.35          (6.50)        (18.29)           9.55         (1.42)++
-------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND
SUPPLEMENTAL DATA:
Expenses##                                 2.25+             2.34           2.32           2.29            2.25           2.37+
-------------------------------------------------------------------------------------------------------------------------------
Net investment loss                       (0.53)+           (0.53)         (0.73)         (0.78)          (0.27)         (1.34)+
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                           27                52             52             72              84             92
-------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                           $26,999           $24,701        $17,215        $15,446         $20,540           $724
-------------------------------------------------------------------------------------------------------------------------------

  * For the period from the inception of Class J, July 9, 1999, through October 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from fees paid indirectly.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                           SIX MONTHS                 PERIOD
                                                                              ENDED                    ENDED
CLASS R1                                                                     4/30/04                 10/31/03*
                                                                           (UNAUDITED)
Net asset value, beginning of period                                           $19.51                $16.67
--------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

 Net investment gain (loss)                                                     $0.01                $(0.05)
--------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments and foreign currency            2.29                  2.89
-------------------------------------------------------------------------    --------               -------
Total from investment operations                                                $2.30                 $2.84
-------------------------------------------------------------------------    --------               -------
Net asset value, end of period                                                 $21.81                $19.51
-------------------------------------------------------------------------    --------               -------
Total return (%)                                                                11.84++               17.04++
--------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                       1.78+                 1.83+
--------------------------------------------------------------------------------------------------------------
Net investment gain (loss)                                                       0.11+                (0.29)+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                 27                    52
--------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                      $3,232                $1,265
--------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                    SIX MONTHS
                                                                       ENDED
CLASS R2                                                              4/30/04
                                                                    (UNAUDITED)

Net asset value, beginning of period                                   $19.51
--------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment gain                                                   $0.04
--------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                       2.24
-----------------------------------------------------------------------------
Total from investment operations                                        $2.28
-----------------------------------------------------------------------------
Net asset value, end of period                                         $21.79
-----------------------------------------------------------------------------
Total return (%)                                                        11.69++
--------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Expenses##                                                               1.98+
--------------------------------------------------------------------------------
Net investment gain                                                      0.36+
--------------------------------------------------------------------------------
Portfolio turnover                                                         27
--------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $247
--------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Global Equity Fund (the fund) is a diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market quotations where current market quotations are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market quotations are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market quotations are not readily available or are deemed not reflective of readily available market quotations. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

SHORT TERM FEES - The fund charges a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 30 calendar days following their acquisition (either by purchase or exchange) of certain fund shares. However, for purchases made on or after July 1, 2004, the fund will charge a 2% redemption fee on proceeds from shares redeemed or exchanged within 5 business days following their acquisition. Due to systems limitations associated with the transition from applying a 30 calendar day redemption fee to a 5 business day redemption fee, the fund will not impose redemption fees with respect to purchases made in June 2004 followed by redemptions made in July 2004. The fund may determine to reinstitute the 30 calendar day redemption fee period or otherwise change the redemption fee period in the future, including in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details. These fees are accounted for as an addition to paid-in capital.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended April 30, 2004, the fund's custodian fees were reduced by $20,328 under this arrangement. This amount is shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions.

The fund paid no distributions for the years ended October 31, 2003, and October 31, 2002.

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital loss carryforward                    $(101,845,597)
        ----------------------------------------------------------
        Unrealized appreciation                        100,212,559
        ----------------------------------------------------------
        Other temporary differences                        (92,169)
        ----------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

        EXPIRATION DATE

        October 31, 2009                              $(30,917,784)
        ----------------------------------------------------------
        October 31, 2010                               (52,621,770)
        ----------------------------------------------------------
        October 31, 2011                               (18,306,043)
        ----------------------------------------------------------
        Total                                        $(101,845,597)
        ----------------------------------------------------------

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are due to differences in separate class expenses charged. Class B will convert to Class A shares approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. Effective January 1, 2004, the management fee is computed daily and paid monthly at the following annual rates:

        -------------------------------------------------------------
        First $1 billion of average net assets                  0.90%
        -------------------------------------------------------------
        Next $1 billion of average daily net assets             0.75%
        -------------------------------------------------------------
        Average net assets in excess of $2 billion              0.65%
        -------------------------------------------------------------

Prior to January 1, 2004, the management fee was computed daily and paid monthly at the following rates:

        -------------------------------------------------------------
        First $800 million of average net assets                1.00%
        -------------------------------------------------------------
        Next $200 million of average daily net assets           0.90%
        -------------------------------------------------------------
        Next $1.5 billion of average daily net assets           0.85%
        -------------------------------------------------------------
        In excess of $2.5 billion of average daily net assets   0.75%
        -------------------------------------------------------------

The management fees incurred for the six months ended April 30, 2004, were 0.94% of average daily net assets on an annualized basis.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees' compensation is a net decrease of $12,895 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $2,231 for retired Independent Trustees for the six months ended April 30, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

        First $2 billion                                      0.0175%
        -------------------------------------------------------------
        Next $2.5 billion                                     0.0130%
        -------------------------------------------------------------
        Next $2.5 billion                                     0.0005%
        -------------------------------------------------------------
        In excess of $7 billion                               0.0000%
        -------------------------------------------------------------

Effective April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

        First $2 billion                                     0.01120%
        -------------------------------------------------------------
        Next $2.5 billion                                    0.00832%
        -------------------------------------------------------------
        Next $2.5 billion                                    0.00032%
        -------------------------------------------------------------
        In excess of $7 billion                               0.0000%
        -------------------------------------------------------------

For the six months ended April 30, 2004, the fund paid MFS $35,356, equivalent to 0.0109% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $18,165 for the six months ended April 30, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class J, Class R1 and Class R2 shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                            CLASS A      CLASS B      CLASS C      CLASS J     CLASS R1     CLASS R2
Distribution Fee                              0.10%        0.75%        0.75%        0.70%        0.25%        0.25%
--------------------------------------------------------------------------------------------------------------------
Service Fee                                   0.25%        0.25%        0.25%        0.25%        0.25%        0.25%
--------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                       0.35%        1.00%        1.00%        0.95%        0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
April 30, 2004, amounted to:

                                            CLASS A      CLASS B      CLASS C      CLASS J     CLASS R1     CLASS R2

Service Fee Retained by MFD                 $12,606       $1,066         $260          $--           $4           $7
--------------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will be implemented on such a date as the Trustrees of the
Trust may determine.

Fees incurred under the distribution plan during the six months ended April 30, 2004, were as follows:

                                            CLASS A      CLASS B      CLASS C      CLASS J     CLASS R1     CLASS R2

Effective Annual Percentage Rates             0.25%        1.00%        1.00%        0.95%        0.50%        0.50%
--------------------------------------------------------------------------------------------------------------------

Class J shares are available for distribution through The Mizuho Bank Ltd. ("Mizuho Bank") and Citicorp Securities (Japan) Ltd. ("Citicorp") and their network of financial intermediaries. Mizuho Bank also serves as the fund's agent securities company in Japan, and in that capacity represents the fund before Japanese regulatory authorities. MFD will pay to Mizuho Bank and Citicorp all of the service fees and a portion of the distribution fees attributable to Class J shares. Out of the distribution fee, MFD will pay Mizuho Bank and Citicorp 0.55% per annum of average daily net assets attributable to Class J shares. A portion of the distribution fee equal to 0.05% per annum of the fund's average daily net assets attributable to Class J shares is paid to the Mizuho Bank to cover its services as the fund's agent securities company. MFD retains the remaining 0.10%.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for Class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2004, were as follows:

                                            CLASS A      CLASS B      CLASS C

Contingent Deferred Sales Charges
Imposed                                     $11,870     $116,737       $2,051
-------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets, is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average daily net assets. For the six months ended April 30, 2004, the fund paid MFSC a fee of $353,393 for shareholder services which equated to 0.1089% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $38,346 for the six months ended April 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $174,516,099 and $187,633,352, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                              $659,845,950
        ---------------------------------------------------------
        Gross unrealized appreciation               $143,948,883
        ---------------------------------------------------------
        Gross unrealized depreciation                (10,552,336)
        ---------------------------------------------------------
        Net unrealized appreciation                 $133,396,547
        ---------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Six months ended                       Year ended
                                                 4/30/04                            10/31/03
                                        SHARES            AMOUNT           SHARES             AMOUNT
CLASS A SHARES

Shares sold                              2,366,535       $50,581,454        7,680,199        $131,756,696
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (2,902,447)      (62,347,531)      (9,458,103)       (162,136,413)
----------------------------------------------------------------------------------------------------------
Net decrease                              (535,912)     $(11,766,077)      (1,777,904)       $(30,379,717)
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                                758,588       $15,755,254        1,539,414         $25,984,580
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (1,489,834)      (30,924,360)      (2,809,652)        (46,834,296)
----------------------------------------------------------------------------------------------------------
Net decrease                              (731,246)     $(15,169,106)      (1,270,238)       $(20,849,716)
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                                152,680        $3,089,426          329,696          $5,482,420
----------------------------------------------------------------------------------------------------------
Shares reacquired                         (251,821)       (5,156,063)        (533,723)         (8,716,592)
----------------------------------------------------------------------------------------------------------
Net decrease                               (99,141)      $(2,066,637)        (204,027)        $(3,234,172)
----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                561,750       $12,206,369        1,461,752         $24,857,744
----------------------------------------------------------------------------------------------------------
Shares reacquired                         (286,683)       (6,217,927)        (465,064)         (8,115,692)
----------------------------------------------------------------------------------------------------------
Net increase                               275,067        $5,988,442          996,688         $16,742,052
----------------------------------------------------------------------------------------------------------

CLASS J SHARES

Shares sold                                683,211       $13,690,137          490,824          $8,875,375
----------------------------------------------------------------------------------------------------------
Shares reacquired                         (709,733)      (14,343,878)        (250,572)         (4,115,255)
----------------------------------------------------------------------------------------------------------
Net increase (decrease)                    (26,522)        $(653,741)         240,252          $4,760,120
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 4/30/04                            10/31/03*
                                        SHARES            AMOUNT           SHARES             AMOUNT
CLASS R1 SHARES

Shares sold                                102,141        $2,209,063          129,331          $2,338,964
----------------------------------------------------------------------------------------------------------
Shares reacquired                          (18,831)         (406,510)         (64,479)         (1,173,590)
----------------------------------------------------------------------------------------------------------
Net increase                                83,310        $1,802,553           64,852          $1,165,374
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 4/30/04                           10/31/03**
                                        SHARES            AMOUNT           SHARES             AMOUNT
CLASS R2 SHARES

Shares sold                                 11,076          $242,162          255.344              $5,019
----------------------------------------------------------------------------------------------------------
Shares reacquired                               (1)              (35)              --                  --
----------------------------------------------------------------------------------------------------------
Net increase                                11,075          $242,127          255.344              $5,019
----------------------------------------------------------------------------------------------------------
 * For the period from the inception of Class R1, December 31, 2002, through October 31, 2003.
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended April 30, 2004, was $3,218 and is included in miscellaneous expense. The fund had no significant borrowings during the six months ended April 30, 2004.

(7) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

---------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
---------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is
500 Boylston Street, Boston, Massachusetts 02116.
                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                                       POSITION(s) HELD      TRUSTEE/OFFICER           DIRECTORSHIPS(2) DURING
        NAME, DATE OF BIRTH                WITH FUND             SINCE(1)                THE PAST FIVE YEARS
        -------------------            ----------------      ----------------       ------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                    Trustee and President  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

Robert J. Manning(3)                 Trustee and President  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director

Kevin R. Parke(3)                    Trustee                January 2002 until  Massachusetts Financial Services
(born 12/14/59)                                             February 2004       Company, President, Chief Investment
                                                                                Officer and Director (until February
                                                                                2004)

Robert C. Pozen(3)                   Trustee                February 2004       Massachusetts Financial Services
(born 08/08/46)                                                                 Company, Chairman (since February
                                                                                2004); Harvard Law School (education),
                                                                                John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic
                                                                                Affairs, The Commonwealth of
                                                                                Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments,
                                                                                Vice Chairman (June 2000 to December
                                                                                2001); Fidelity Management & Research
                                                                                Company (investment adviser),
                                                                                President (March 1997 to July 2001);
                                                                                The Bank of New York (financial
                                                                                services), Director; Bell Canada
                                                                                Enterprises (telecommunications),
                                                                                Director; Telesat (satellite
                                                                                communications), Director

Jeffrey L. Shames(3)                 Trustee                October 1993 until  Massachusetts Financial Services
(born 06/02/55)                                             February 2004       Company, Chairman (until February
                                                                                2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                       Chairman               February 1992       Private investor; KeySpan Corporation
(born 05/01/36)                                                                 (energy related services), Director;
                                                                                Eastern Enterprises (diversified
                                                                                services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until
                                                                                November 2000)

Lawrence H. Cohn, M.D.               Trustee                August 1993         Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                 Cardiac Surgery; Harvard Medical
                                                                                School, Professor of Surgery

David H. Gunning                     Trustee                January 2004        Cleveland-Cliffs, Inc. (mining
(born 05/30/42)                                                                 products and service provider), Vice
                                                                                Chairman/Director (since April 2001);
                                                                                Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April
                                                                                2001); Lincoln Electric Holdings, Inc.
                                                                                (welding equipment manufacturer),
                                                                                Director; Southwest Gas Corporation
                                                                                (natural gas distribution company),
                                                                                Director

William R. Gutow                     Trustee                December 1993       Private investor and real estate
(born 09/27/41)                                                                 consultant; Capitol Entertainment
                                                                                Management Company (video franchise),
                                                                                Vice Chairman

Amy B. Lane                          Trustee                January 2004        Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                                 Managing Director, Investment Banking
                                                                                Group (1997 to February 2001); Borders
                                                                                Group, Inc. (book and music retailer),
                                                                                Director; Federal Realty Investment
                                                                                Trust (real estate investment trust),
                                                                                Trustee

Lawrence T. Perera                   Trustee                July 1981           Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                    Trustee                August 1982         Private investor; Harvard University
(born 04/10/35)                                                                 Graduate School of Business
                                                                                Administration, Class of 1961 Adjunct
                                                                                Professor in Entrepreneurship
                                                                                Emeritus; CBL & Associates Properties,
                                                                                Inc. (real estate investment trust),
                                                                                Director

J. Dale Sherratt                     Trustee                August 1993         Insight Resources, Inc. (acquisition
(born 09/23/38)                                                                 planning specialists), President;
                                                                                Wellfleet Investments (investor in
                                                                                health care companies), Managing
                                                                                General Partner (since 1993);
                                                                                Cambridge Nutraceuticals (professional
                                                                                nutritional products), Chief Executive
                                                                                Officer (until May 2001)

Elaine R. Smith                      Trustee                February 1992       Independent health care industry
(born 04/25/46)                                                                 consultant

Ward Smith                           Trustee                October 1992        Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)                 President and Trustee  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director.

John W. Ballen(3)                    President and Trustee  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

James R. Bordewick, Jr.(3)           Assistant Secretary    September 1990      Massachusetts Financial Services
(born 03/06/59)                      and Assistant Clerk                        Company, Senior Vice President and
                                                                                Associate General Counsel

Stephen E. Cavan(3)                  Secretary and Clerk    December 1989       Massachusetts Financial Services
(born 11/06/53)                                             until March 2004    Company, Senior Vice President,
                                                                                General Counsel and Secretary (until
                                                                                March 2004)

Stephanie A. DeSisto(3)              Assistant Treasurer    May 2003            Massachusetts Financial Services
(born 10/01/53)                                                                 Company, Vice President (since April
                                                                                2003); Brown Brothers Harriman & Co.,
                                                                                Senior Vice President (November 2002
                                                                                to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice
                                                                                President (prior to November 2002)

Robert R. Flaherty(3)                Assistant Treasurer    August 2000         Massachusetts Financial Services
(born 09/18/63)                                                                 Company, Vice President (since August
                                                                                2000); UAM Fund Services, Senior Vice
                                                                                President (prior to August 2000)

Richard M. Hisey(3)                  Treasurer              August 2002         Massachusetts Financial Services
(born 08/29/58)                                                                 Company, Senior Vice President (since
                                                                                July 2002); The Bank of New York,
                                                                                Senior Vice President (September 2000
                                                                                to July 2002); Lexington Global Asset
                                                                                Managers, Inc., Executive Vice
                                                                                President and Chief Financial Officer
                                                                                (prior to September 2000); Lexington
                                                                                Funds, Chief Financial Officer (prior
                                                                                to September 2000)

Ellen Moynihan(3)                    Assistant Treasurer    April 1997          Massachusetts Financial Services
(born 11/13/57)                                                                 Company, Vice President

James O. Yost(3)                     Assistant Treasurer    September 1990      Massachusetts Financial Services
(born 06/12/60)                                                                 Company, Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act)
    which is the principal federal law governing investment companies like the series/the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

--------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                  CUSTODIANS
Massachusetts Financial Services                    State Street Bank and Trust Company
Company                                             225 Franklin Street, Boston, MA 02110
500 Boylston Street, Boston, MA
02116-3741                                          JP Morgan Chase Bank
                                                    One Chase Manhattan Plaza
DISTRIBUTOR                                         New York, NY 10081
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
David R. Mannheim

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                              LGE-SEM-6/04 73M

MFS(R) Mutual Funds

SEMIANNUAL REPORT 4/30/04

MFS(R) UTILITIES FUND

A path for pursuing opportunity

[graphic omitted]
                                                           [logo] M F S(R)
                                                           INVESTMENT MANAGEMENT

-------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU
-------------------------------------------------------------------------------

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

o data from investment applications and other forms

o share balances and transactional history with us, our affiliates, or others

o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) UTILITIES FUND

The fund seeks capital growth and current income (income above that available from a portfolio invested entirely in equity securities).

TABLE OF CONTENTS
----------------------------------------------------

MFS PRIVACY POLICY
----------------------------------------------------
LETTER FROM THE CEO                                1
----------------------------------------------------
MFS ORIGINAL RESEARCH(R)                           5
----------------------------------------------------
MANAGEMENT REVIEW                                  6
----------------------------------------------------
PERFORMANCE SUMMARY                                9
----------------------------------------------------
PORTFOLIO OF INVESTMENTS                          12
----------------------------------------------------
FINANCIAL STATEMENTS                              20
----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS                     35
----------------------------------------------------
TRUSTEES AND OFFICERS                             47
----------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES
OF INVESTORS                                      51
----------------------------------------------------
CONTACT INFORMATION                               52
----------------------------------------------------
ASSET ALLOCATION                                  53

--------------------------------------------------------------------------------
LETTER FROM THE CEO
--------------------------------------------------------------------------------

Dear Shareholders,

[Photo of Robert J. Manning]

Our firm was built on the strength of MFS Original Research(R), our in-depth analysis of every security we consider for our portfolios. We've been honing this process since 1932, when we created one of the mutual fund industry's first research departments. And we continue to fine-tune this process so that we can provide strong and consistent long-term investment performance to help you achieve your financial goals.

While we have achieved strong investment performance in many of our portfolios, our goal is to achieve the same strong results across all asset classes. To ensure that our portfolio teams are doing the best possible job for our firm's clients and shareholders, I am focusing the vast majority of my time on the three key elements that I believe truly differentiate MFS from its competitors: people, process, and culture.

PEOPLE

Our people have always been our most valuable resource. Our philosophy is to deliver consistent, repeatable investment results by hiring the most talented investors in our industry. We recruit from the nation's top business schools and hire experienced analysts, both domestically and around the globe.

Our analysts are the engine that powers our entire investment team because their recommendations have a direct impact on the investment performance of our portfolios. To demonstrate our ongoing commitment in this area, we increased the number of equity analysts at MFS from less than 40 at the end of 2000 to over 50 in April 2004. During that same period, we doubled the average investment experience of our new domestic equity analysts, from 2.6 years to
5.3 years, by recruiting more seasoned analysts to the firm. Moreover, our international network of investment personnel now spans key regions of the world with offices in London, Mexico City, Singapore, and Tokyo, as well as Boston.

One of the major advantages that MFS has over many of its competitors is that the position of research analyst is a long-term career for many members of our team, not simply a steppingstone toward becoming a portfolio manager. We have worked to elevate the stature of the analyst position to be on par with that of a portfolio manager. In fact, an exceptional research analyst has the opportunity to earn more at MFS than some portfolio managers.

At the same time, we look within the firm to promote talented analysts who choose a path toward becoming a portfolio manager. We rarely hire portfolio managers from our competitors because we believe the best investors are those steeped in the MFS process and culture. In the past few months, we have identified four senior research analysts who will assume roles on the management teams of several of our larger portfolios. MFS is fortunate to have a deep bench of talented investment personnel, and we welcome the opportunity to put their skills to work for our clients.

PROCESS

MFS was built on the strength of its bottom-up approach to researching securities. We have enhanced the mentoring process for our research analysts by calling on several of our most seasoned portfolio managers to supplement the work of Director of Global Equity Research David A. Antonelli. These portfolio managers will be taking a special interest in developing the careers of our research analysts and strengthening our investment process. Kenneth J. Enright of our value equity group will work with a team of domestic analysts; David E. Sette-Ducati of our small- and mid-cap equity team will work with analysts concentrating on small- and mid-cap companies; and Barnaby Wiener of our international equity team in London heads the European equity research team.

We have combined the bottom-up approach of our research process with a top-down approach to risk controls on portfolio composition. We have a very strong quantitative team under the leadership of industry veteran Deborah H. Miller, who represents the equity management department on the Management Committee of the firm. Quantitative analysis helps us generate investment ideas and, more importantly, assess the appropriate level of risk for each portfolio. The risk assessment is designed to assure that each portfolio operates within its investment objectives.

Additionally, we have increased the peripheral vision of our investment personnel across asset classes through the collaboration of our Equity, Fixed Income, Quantitative Analysis, and Risk Management teams. We recently codified this key aspect of our culture by forming an Investment Management Committee, composed of key members of these teams. This Committee will work to ensure that all teams are sharing information, actively debating investment ideas, and creating a unified investment team.

CULTURE

Teamwork is at the heart of our ability to deliver consistent and competitive investment performance over time. At MFS, each member of our team is involved in our success; we have no superstars. The collaborative nature of our process works to assure a consistent investment approach across all of our products and provides a high level of continuity in portfolio management because our investment performance never depends on the contributions of just a single individual. Our culture is based on an environment of teamwork that allows our investment personnel to be successful. In turn, we demand superior investment results from every member of our team.

We have created a meritocracy at our firm based on investment results. We hold all of our portfolio managers accountable for the performance of their portfolios and their contributions to the team. We also track the equity and fixed-income ratings of our analysts so we can evaluate them based on the performance of their recommendations. We align bonus compensation to investment performance by weighting rewards to those who have created the greatest long-term benefit for our shareholders and who contribute most successfully to the Original Research(SM) process.

The strength of our culture has resulted in a tremendous amount of stability, both in terms of people and assets under management. Although we have dismissed members of our team whose performance did not meet MFS' high standards, only one member of our investment team has voluntarily left the firm over the past six months, based on a decision to retire from the industry. Similarly, our firm's assets under management have remained quite steady in the midst of a challenging enveronment.

In short, we can help you achieve your financial goals by hiring talented people, following a disciplined process, and maintaining our firm's unique culture. The recent enhancements described in this letter reflect the collaborative spirit and the depth of resources in our investment teams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Robert J. Manning

    Robert J. Manning
    CEO, President, and Chief Investment Officer
    MFS Investment Management(R)

    May 19, 2004

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

-------------------------------------------------------------------------------
MFS ORIGINAL RESEARCH(R)
-------------------------------------------------------------------------------

THE MFS(R) DIFFERENCE

For 80 years MFS has been offering investors clear paths to pursuing specific investment objectives. Today, millions of individuals and thousands of institutions all over the world look to MFS to manage their assets with insight and care.

Our success, we believe, has to do with the fact that we see investors as people with plans, not just dollars to invest.

When you invest with MFS, you invest with a company dedicated to helping you realize your long-term financial goals.

INVESTORS CHOOSE MFS FOR OUR

o global asset management expertise across all asset classes

o time-tested money management process for pursuing consistent results

o full spectrum of investment products backed by MFS Original Research(R)

o resources and services that match real-life needs

TURNING INFORMATION INTO OPPORTUNITY

Sound investments begin with sound information. MFS has been doing its own research and analyzing findings in-house for decades. The process we use to uncover opportunity is called MFS Original Research(R).

MFS ORIGINAL RESEARCH INVOLVES:

o meeting with the management of 3,000 companies each year to assess their business plans and the managers' ability to execute those plans

o making onsite visits to more than 2,000 companies annually to gain first-hand knowledge of their operations and products

o analyzing financial statements and balance sheets

o talking extensively with companies' customers and competitors

o developing our own proprietary estimates of companies' earnings

-------------------------------------------------------------------------------
MANAGEMENT REVIEW
-------------------------------------------------------------------------------

MARKET ENVIRONMENT

During the six-month period ended April 30, 2004, rising interest rates, new dividend tax rates, and climbing energy prices were key factors affecting utility securities. Early in the period, investors, in our view, put an overly high premium on stocks of utilities with high dividend payouts. This was caused, we believe, by the combination of new, lower tax rates on dividends and historically low yields from Treasuries and other "AAA"-rated securities. In March and April, however, interest rates rose sharply as a result of improving employment numbers and indications that the Federal Reserve Board might soon raise its target federal funds rate. This caused prices of many higher-yielding utilities to fall back to what we considered reasonable valuations.

Terrorism concerns, tight production and refining capacity, and soaring demand driven by a global economic recovery led energy prices to rise sharply over the period. This was particularly bad for natural gas transmission and distribution firms, which experienced lower customer demand as prices rose.

In the wireless phone business, the key event of the period was the acquisition of AT&T Wireless by Cingular, the wireless carrier that is a joint venture of SBC Communications and Bell South. In the bidding war that preceded the deal, U.K.-based Vodafone made what we felt was an overly aggressive bid for AT&T Wireless, and Cingular finally bought AT&T Wireless at a price that we thought was relatively high. (As of period-end, the final AT&T Wireless acquisition deal had been announced but not yet completed.)

In the cable business, most firms, in our view, reported relatively good earnings over the period. However, we believe investors were worried about increasing competition among cable, satellite, and DSL (digital subscriber line) carriers. In addition, Comcast's unsuccessful bid to acquire Disney raised investor concerns that questionable mergers and acquisitions could harm profits in the industry.

In the final weeks of the period, the specter of rising interest rates also triggered large investor outflows in emerging market securities, which have tended to be particularly sensitive to the interest rate environment. This proved negative for holdings in emerging market utilities and telecommunications issues.

CONTRIBUTORS TO PERFORMANCE

For the six-month period, the fund outperformed both its peer group, as measured by the average utilities fund tracked by Lipper Inc., and the utilities sector as measured by the fund's benchmark, the S&P 500 Utilities Index.

In terms of industries, the top contributors to performance, relative to the S&P Index, were wireless communications firms and electric power generators. In the wireless (cellular telephone) area, our position in Sprint PCS was a strong contributor to relative results. The firm's stock soared during the period as the bidding war for AT&T Wireless drove up stock prices across the cellular industry. We sold most of our Sprint PCS stock into that rally. Our remaining Sprint PCS holdings became Sprint FON holdings late in the period, as Sprint's wireless and wireline stocks, which had been separated years earlier, were recombined under the Sprint FON name.

Elsewhere in the wireless area, we sold our AT&T Wireless position at a profit during the bidding war. Our holding in Mexican carrier America Movil also helped relative results. We added to our position in Vodafone Group, one of the world's largest cellular firms, when the stock dipped on negative investor reaction to Vodafone's bid for AT&T Wireless. By period-end, our Vodafone position as a whole had produced a strong relative return.

In the electric power industry, our holding in Reliant Energy was a top contributor to relative performance as the company successfully restructured itself under new management. We also benefited by largely avoiding Southern Company, one of the electric utilities with high dividend yields that we felt was overvalued in late 2003 and early 2004. Over the six-month period ended April 30, 2004, Southern's shares fell in price. Our holding in German utility E.ON helped performance as the firm's return on capital improved under new management.

DETRACTORS FROM PERFORMANCE

On an industry basis, the largest detractors from performance over the period were positions in telephone services and broadcast and cable firms. Around the globe, wireline telephone services companies in general saw slow growth and underperformed faster-growing wireless firms. Specific detractors in the industry included Cincinnati Bell as well as Brasil Telecom and Korean firm Hanaro Telecom, both of which were hurt by a general downturn in emerging market stocks late in the period.

As mentioned earlier, cable and satellite stocks were hurt by investor concerns about increased competition and questionable mergers and acquisitions. Our Comcast position lost value after its failed bid for Disney.

Some of our electric utility positions also detracted from relative results. While our stock in TXU Corp. generated a strong absolute return, we had a smaller position than our benchmark and therefore our TXU position hurt relative performance. Not owning Duke Energy also hurt relative returns as the firm's stock performed strongly. And while our position in Edison International generated a positive return, we sold out of the stock during the period and missed much of its strong return for the period as a whole.

    Respectfully,

/s/ Maura A. Shaughnessy

    Maura A. Shaughnessy
    Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market and other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any MFS Fund. References to specific securities are not recommendations of such securities, and may not be representative of any MFS Fund's current or future investments.


-------------------------------------------------------------------------------

Visit mfs.com for our latest economic and investment outlook.

o Under Updates & Announcements, click Week in Review for a summary of recent investment-related news.

o From Week in Review, link to MFS Global Perspective for our current view of the world.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
PERFORMANCE SUMMARY THROUGH 4/30/04
-------------------------------------------------------------------------------

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

VISIT MFS.COM FOR THE MOST CURRENT PERFORMANCE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

TOTAL RETURNS

--------------------
Average annual
without sales charge
--------------------

                 Class
   Share       inception
   class         date        6-mo      1-yr       3-yr       5-yr     10-yr
----------------------------------------------------------------------------
     A         2/14/1992      --        27.52%     -7.00%     1.09%   10.51%
----------------------------------------------------------------------------
     B         9/7/1993       --        26.58%     -7.67%     0.35%    9.64%
----------------------------------------------------------------------------
     C         1/3/1994       --        26.58%     -7.70%     0.33%    9.64%
----------------------------------------------------------------------------
     I         1/2/1997       --        27.96%     -6.75%     1.34%   10.73%
----------------------------------------------------------------------------
    R1        12/31/2002      --        27.04%     -7.14%     1.00%   10.46%
----------------------------------------------------------------------------
    R2        10/31/2003      --        26.73%     -7.64%     0.37%    9.66%
----------------------------------------------------------------------------

--------------------
Average annual
--------------------

Comparative benchmarks
----------------------------------------------------------------------------
Average utility fund+         8.69%     21.32%     -8.99%    -1.33%    7.39%
----------------------------------------------------------------------------
Standard & Poor's 500
Utilities Index#              8.19%     21.50%    -14.13%    -1.98%    5.77%
----------------------------------------------------------------------------

--------------------
Average annual
with sales charge
--------------------

   Share
   class                     6-mo      1-yr       3-yr       5-yr     10-yr
----------------------------------------------------------------------------
     A                        --        21.46%     -8.50%     0.11%    9.97%
----------------------------------------------------------------------------
     B                        --        22.58%     -8.57%     0.04%    9.64%
----------------------------------------------------------------------------
     C                        --        25.58%     -7.70%     0.33%    9.64%
----------------------------------------------------------------------------
I, R1 and R2 class shares do not have a sales charge. Please see Notes to Performance Summary for more details.

--------------------
Cumulative without
sales charge
--------------------

----------------------------------------------------------------------------
     A                      12.43%      27.52%    -19.57%     5.56%  171.58%
----------------------------------------------------------------------------
     B                      12.12%      26.58%    -21.30%     1.76%  151.06%
----------------------------------------------------------------------------
     C                      12.12%      26.58%    -21.37%     1.64%  151.08%
----------------------------------------------------------------------------
     I                      12.70%      27.96%    -18.91%     6.90%  177.04%
----------------------------------------------------------------------------
    R1                      12.28%      27.04%    -19.94%     5.08%  170.33%
----------------------------------------------------------------------------
    R2                      12.25%      26.73%    -21.21%     1.88%  151.36%
----------------------------------------------------------------------------

Periods less than one year are actual, not annualized.
+ Source: Lipper Inc., an independent firm that reports mutual fund performance.
# Source: Standard & Poor's Micropal, Inc.

INDEX DEFINITIONS

THE STANDARD & POOR'S 500 UTILITIES INDEX - measures the performance of the utilities sector.

It is not possible to invest directly in an index.

NOTES TO PERFORMANCE SUMMARY

Class A results, including sales charge, reflect the deduction of the maximum 4.75% sales charge. Class B results, including sales charge, reflect the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C results, including sales charge, redeemed within one year from the end of the calendar month of purchase, reflect the deduction of the 1% CDSC. Class I shares have no sales charges and are available only to certain investors. Class R1 and R2 shares have no sales charges and are available only to certain retirement plans.

Performance for R1 and I shares includes the performance of the fund's Class A shares for periods prior to their offering. Performance for R2 shares include the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Compared to performance these share classes would have experienced had they been offered for the entire period, the use of blended performance generally results in higher performance for share classes with higher operating expenses than the initial share class to which it is blended, and lower performance for share classes with lower operating expenses than the initial share class to which it is blended.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund's performance results would be less favorable. Please see the prospectus and financial statements for complete details.

KEY RISK CONSIDERATIONS

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

By concentrating on one industry or on a group of related industries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those industries than is a portfolio that invests more broadly.

Investments in high yield or lower-rated securities may provide greater returns but are subject to greater-than-average risk.

Because the portfolio invests in a limited number of companies a change in one security's value may have a more significant effect on the portfolio's value.

These risks may increase share price volatility. Please see the prospectus for further information regarding these and other risk considerations.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

-----------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (unaudited) - 4/30/04
-----------------------------------------------------------------------------------------------

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Stocks - 88.0%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 56.3%
-----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 8.1%
-----------------------------------------------------------------------------------------------
Cablevision Systems Corp., "A"*                                       26,900           $587,227
-----------------------------------------------------------------------------------------------
Citadel Broadcasting Corp.*                                          535,540          9,291,619
-----------------------------------------------------------------------------------------------
Comcast Corp., "A"*                                                   52,300          1,574,230
-----------------------------------------------------------------------------------------------
Comcast Corp., "Special A"                                           940,900         27,276,691
-----------------------------------------------------------------------------------------------
Cox Communications, Inc., "A"*                                       399,100         13,046,579
-----------------------------------------------------------------------------------------------
Cox Radio, Inc.*                                                     293,100          6,070,101
-----------------------------------------------------------------------------------------------
EchoStar Communications Corp., "A"*                                  694,990         23,066,718
-----------------------------------------------------------------------------------------------
NTL, Inc.*                                                           140,000          7,947,800
-----------------------------------------------------------------------------------------------
Time Warner, Inc.*                                                   661,400         11,124,748
-----------------------------------------------------------------------------------------------
                                                                                    $99,985,713
-----------------------------------------------------------------------------------------------
Energy - Independent - 1.1%
-----------------------------------------------------------------------------------------------
NRG Energy, Inc.*                                                    644,100        $13,976,970
-----------------------------------------------------------------------------------------------

Entertainment - 4.0%
-----------------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                                   205,200         $8,513,748
-----------------------------------------------------------------------------------------------
Fox Entertainment Group, Inc., "A"*                                  529,000         14,732,650
-----------------------------------------------------------------------------------------------
Viacom, Inc., "B"                                                    323,700         12,511,005
-----------------------------------------------------------------------------------------------
Walt Disney Co.                                                      599,600         13,808,788
-----------------------------------------------------------------------------------------------
                                                                                    $49,566,191
-----------------------------------------------------------------------------------------------
Natural Gas - Distribution - 9.2%
-----------------------------------------------------------------------------------------------
AGL Resources, Inc.                                                  209,215         $5,983,549
-----------------------------------------------------------------------------------------------
Equitable Resources, Inc.                                            792,300         37,230,177
-----------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                                                  268,316         16,155,306
-----------------------------------------------------------------------------------------------
NiSource, Inc.                                                       512,200         10,325,952
-----------------------------------------------------------------------------------------------
ONEOK, Inc.                                                          529,600         11,095,120
-----------------------------------------------------------------------------------------------
Questar Corp.                                                        349,500         12,396,765
-----------------------------------------------------------------------------------------------
Sempra Energy                                                        647,400         20,554,950
-----------------------------------------------------------------------------------------------
                                                                                   $113,741,819
-----------------------------------------------------------------------------------------------
Natural Gas - Pipeline - 0.1%
-----------------------------------------------------------------------------------------------
Williams Cos., Inc.                                                  124,600         $1,283,380
-----------------------------------------------------------------------------------------------

Oil Services - 2.6%
-----------------------------------------------------------------------------------------------
Cooper Cameron Corp.*                                                126,500         $6,116,275
-----------------------------------------------------------------------------------------------
GlobalSantaFe Corp.                                                  217,800          5,743,386
-----------------------------------------------------------------------------------------------
Halliburton Co.                                                      606,500         18,073,700
-----------------------------------------------------------------------------------------------
Noble Corp.*                                                          73,500          2,731,260
-----------------------------------------------------------------------------------------------
                                                                                    $32,664,621
-----------------------------------------------------------------------------------------------
Printing & Publishing - 0.4%
-----------------------------------------------------------------------------------------------
Lamar Advertising Co.*                                               112,700         $4,627,462
-----------------------------------------------------------------------------------------------

Telephone Services - 4.6%
-----------------------------------------------------------------------------------------------
Cincinnati Bell, Inc.*                                             1,234,100         $4,874,695
-----------------------------------------------------------------------------------------------
SBC Communications, Inc.                                             591,900         14,738,310
-----------------------------------------------------------------------------------------------
Sprint FON Group                                                     912,600         16,326,414
-----------------------------------------------------------------------------------------------
Verizon Communications, Inc.                                         550,512         20,776,323
-----------------------------------------------------------------------------------------------
                                                                                    $56,715,742
-----------------------------------------------------------------------------------------------
Utilities - Electric Power - 24.3%
-----------------------------------------------------------------------------------------------
AES Corp.*                                                         2,144,700        $18,594,549
-----------------------------------------------------------------------------------------------
Cinergy Corp.                                                        198,400          7,527,296
-----------------------------------------------------------------------------------------------
Constellation Energy Group, Inc.                                     532,600         20,494,448
-----------------------------------------------------------------------------------------------
Dominion Resources, Inc.                                             344,000         21,950,640
-----------------------------------------------------------------------------------------------
DPL, Inc.                                                            228,900          4,033,218
-----------------------------------------------------------------------------------------------
Entergy Corp.                                                        569,200         31,078,320
-----------------------------------------------------------------------------------------------
Exelon Corp.                                                         690,800         46,242,152
-----------------------------------------------------------------------------------------------
FirstEnergy Corp.                                                    293,950         11,493,445
-----------------------------------------------------------------------------------------------
MDU Resources Group, Inc.                                            784,250         17,567,200
-----------------------------------------------------------------------------------------------
PG&E Corp.*                                                          911,800         25,092,736
-----------------------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                          130,900          5,112,954
-----------------------------------------------------------------------------------------------
PPL Corp.                                                            633,400         27,141,190
-----------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc.                                183,200          7,859,280
-----------------------------------------------------------------------------------------------
Reliant Energy, Inc.*                                              2,052,400         17,055,444
-----------------------------------------------------------------------------------------------
SCANA Corp.                                                          186,800          6,425,920
-----------------------------------------------------------------------------------------------
Southern Co.                                                         200,200          5,757,752
-----------------------------------------------------------------------------------------------
TXU Corp.                                                            632,800         21,603,792
-----------------------------------------------------------------------------------------------
Westar Energy, Inc.                                                  204,600          4,175,886
-----------------------------------------------------------------------------------------------
                                                                                   $299,206,222
-----------------------------------------------------------------------------------------------
Wireless Communications - 1.9%
-----------------------------------------------------------------------------------------------
Alamosa Holdings, Inc.*                                              107,220           $771,984
-----------------------------------------------------------------------------------------------
American Tower Corp., "A"*                                           543,800          6,770,310
-----------------------------------------------------------------------------------------------
Crown Castle International Corp.*                                    602,010          8,398,040
-----------------------------------------------------------------------------------------------
SpectraSite, Inc.*                                                   187,100          6,991,927
-----------------------------------------------------------------------------------------------
                                                                                    $22,932,261
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $694,700,381
-----------------------------------------------------------------------------------------------

Foreign Stocks - 31.7%
-----------------------------------------------------------------------------------------------
Australia - 1.3%
-----------------------------------------------------------------------------------------------
News Corp. Ltd., Preferred, ADR (Broadcast & Cable TV)               468,500        $15,811,875
-----------------------------------------------------------------------------------------------

Brazil - 0.9%
-----------------------------------------------------------------------------------------------
Brasil Telecom Participacoes S.A., ADR (Telephone
Services)                                                            327,500        $10,152,500
-----------------------------------------------------------------------------------------------
Companhia Energetica de Minas Gerais - CEMIG
(Utilities - Electric Power)                                      66,900,000          1,023,283
-----------------------------------------------------------------------------------------------
                                                                                    $11,175,783
-----------------------------------------------------------------------------------------------
Canada - 1.2%
-----------------------------------------------------------------------------------------------
EnCana Corp. (Energy - Independent)                                  261,300        $10,253,786
-----------------------------------------------------------------------------------------------
Nortel Networks Corp. (Telecommunications - Wireline)*             1,077,000          4,027,980
-----------------------------------------------------------------------------------------------
TELUS Corp. (Telephone Services)                                      71,400          1,124,902
-----------------------------------------------------------------------------------------------
                                                                                    $15,406,668
-----------------------------------------------------------------------------------------------
Chile - 0.9%
-----------------------------------------------------------------------------------------------
Empresa Nacional de Electricidad S.A., ADR (Utilities -
Electric Power)                                                      212,900         $2,820,925
-----------------------------------------------------------------------------------------------
Enersis S.A., ADR (Utilities - Electric Power)                     1,353,100          8,186,255
-----------------------------------------------------------------------------------------------
                                                                                    $11,007,180
-----------------------------------------------------------------------------------------------
France - 3.1%
-----------------------------------------------------------------------------------------------
France Telecom S.A. (Telephone Services)                             578,500        $13,851,896
-----------------------------------------------------------------------------------------------
Suez S.A. (Utilities - Electric Power)                               353,800          7,033,353
-----------------------------------------------------------------------------------------------
Veolia Environnement (Utilities - Electric Power)^                  643,711         17,027,922
-----------------------------------------------------------------------------------------------
                                                                                    $37,913,171
-----------------------------------------------------------------------------------------------
Germany - 2.6%
-----------------------------------------------------------------------------------------------
Deutsche Telekom AG (Telephone Services)*                            780,700        $13,424,917
-----------------------------------------------------------------------------------------------
E.ON AG (Conglomerates)^                                            291,900         19,273,655
-----------------------------------------------------------------------------------------------
                                                                                    $32,698,572
-----------------------------------------------------------------------------------------------
Greece - 0.1%
-----------------------------------------------------------------------------------------------
Cosmote Mobile Telecommunications S.A. (Telephone
Services)                                                            101,000         $1,610,728
-----------------------------------------------------------------------------------------------

Italy - 2.1%
-----------------------------------------------------------------------------------------------
Enel S.p.A. (Utilities - Electric Power)^                         1,628,600        $12,944,065
-----------------------------------------------------------------------------------------------
Snam Rete Gas S.p.A. (Natural Gas - Distribution)                  2,577,800         11,414,822
-----------------------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone Services)                           193,000            614,664
-----------------------------------------------------------------------------------------------
Telecom Italia S.p.A. (Telephone Services)*                          280,900            650,464
-----------------------------------------------------------------------------------------------
                                                                                    $25,624,015
-----------------------------------------------------------------------------------------------
Japan - 0.5%
-----------------------------------------------------------------------------------------------
SOFTBANK Corp. (Business Services)                                   142,000         $6,360,530
-----------------------------------------------------------------------------------------------

Mexico - 5.6%
-----------------------------------------------------------------------------------------------
America Movil S.A. de C.V., ADR (Wireless
Communications)                                                      663,400        $22,422,920
-----------------------------------------------------------------------------------------------
Grupo Televisa S.A., ADR (Broadcast & Cable TV)                      276,400         12,048,276
-----------------------------------------------------------------------------------------------
Telefonos de Mexico S.A. de C.V., ADR (Telephone
Services)                                                            577,900         19,729,506
-----------------------------------------------------------------------------------------------
TV Azteca S.A. de C.V., ADR (Broadcast & Cable TV)                 1,624,900         14,867,835
-----------------------------------------------------------------------------------------------
                                                                                    $69,068,537
-----------------------------------------------------------------------------------------------
Netherlands - 1.0%
-----------------------------------------------------------------------------------------------
Completel Europe N.V. (Telephone Services)*                           34,388         $1,317,090
-----------------------------------------------------------------------------------------------
Royal KPN N.V. (Telephone Services)                                1,536,000         11,030,648
-----------------------------------------------------------------------------------------------
                                                                                    $12,347,738
-----------------------------------------------------------------------------------------------
New Zealand - 0.6%
-----------------------------------------------------------------------------------------------
Telecom Corp. of New Zealand Ltd. (Telephone Services)^           1,999,427         $7,052,135
-----------------------------------------------------------------------------------------------

Singapore - 0.6%
-----------------------------------------------------------------------------------------------
MobileOne Ltd. (Wireless Communications)                           9,196,000         $7,945,059
-----------------------------------------------------------------------------------------------

South Korea - 1.7%
-----------------------------------------------------------------------------------------------
Hanaro Telecom, Inc. (Telephone Services)*                         2,142,900         $4,838,398
-----------------------------------------------------------------------------------------------
KT Corp., ADR (Telephone Services)                                   277,450          5,132,825
-----------------------------------------------------------------------------------------------
KT Freetel (Telephone Services)                                      345,500          5,587,135
-----------------------------------------------------------------------------------------------
SK Telecom Co. Ltd. (Wireless Communications)                         30,990          5,261,737
-----------------------------------------------------------------------------------------------
                                                                                    $20,820,095
-----------------------------------------------------------------------------------------------
Spain - 4.4%
-----------------------------------------------------------------------------------------------
Enagas S.A. (Natural Gas - Pipeline)^                             2,068,555        $23,368,296
-----------------------------------------------------------------------------------------------
Endesa S.A. (Utilities - Electric Power)^                           708,400         12,931,492
-----------------------------------------------------------------------------------------------
Red Electrica de Espana S.A. (Utilities - Electric
Power)                                                               352,320          5,713,373
-----------------------------------------------------------------------------------------------
Telefonica S.A. (Telephone Services)^                               790,600         11,676,725
-----------------------------------------------------------------------------------------------
                                                                                    $53,689,886
-----------------------------------------------------------------------------------------------
United Kingdom - 5.1%
-----------------------------------------------------------------------------------------------
AWG PLC (Utilities - Electric Power)                                 428,600         $4,410,451
-----------------------------------------------------------------------------------------------
National Grid Transco PLC (Utilities - Electric Power)             2,023,500         15,295,800
-----------------------------------------------------------------------------------------------
Scottish Power PLC (Utilities - Electric Power)                      248,400          1,682,991
-----------------------------------------------------------------------------------------------
Severn Trent PLC (Utilities - Electric Power)                        211,500          2,938,157
-----------------------------------------------------------------------------------------------
United Utilities PLC (Utilities - Electric Power)                    486,054          4,631,002
-----------------------------------------------------------------------------------------------
United Utilities PLC, "A" (Utilities - Electric Power)             1,327,307          8,035,613
-----------------------------------------------------------------------------------------------
Vodafone Group PLC (Wireless Communications)                      10,645,646         25,731,048
-----------------------------------------------------------------------------------------------
                                                                                    $62,725,062
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $391,257,034
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,036,187,428)                                   $1,085,957,415
-----------------------------------------------------------------------------------------------

Bonds - 7.9%
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Bonds - 6.6%
-----------------------------------------------------------------------------------------------
Asset Backed & Securitized - 0.2%
-----------------------------------------------------------------------------------------------
Falcon Franchise Loan LLC, 3.0746%, 2023##                            $4,656           $660,767
-----------------------------------------------------------------------------------------------
TIAA Real Estate CDO, Ltd., 7.17%, 2032##                              1,934          2,081,673
-----------------------------------------------------------------------------------------------
                                                                                     $2,742,440
-----------------------------------------------------------------------------------------------
Broadcast & Cable TV - 0.2%
-----------------------------------------------------------------------------------------------
CSC Holdings, Inc., 8.125%, 2009                                        $990         $1,056,825
-----------------------------------------------------------------------------------------------
Continental Cablevision, Inc., 9.5%, 2013                                412            463,733
-----------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.8%, 2012                                     664            847,667
-----------------------------------------------------------------------------------------------
                                                                                     $2,368,225
-----------------------------------------------------------------------------------------------
Building - 0.1%
-----------------------------------------------------------------------------------------------
American Standard Cos., Inc., 7.375%, 2008                              $730           $799,350
-----------------------------------------------------------------------------------------------

Natural Gas - Distribution - 0.6%
-----------------------------------------------------------------------------------------------
CenterPoint Energy Resources Corp., 7.875%, 2013                      $6,659         $7,509,680
-----------------------------------------------------------------------------------------------

Natural Gas - Pipeline - 0.2%
-----------------------------------------------------------------------------------------------
Kern River Funding Corp., 4.893%, 2018##                              $1,073         $1,046,363
-----------------------------------------------------------------------------------------------
Kinder Morgan Energy Partners LP, 7.3%, 2033                             707            767,758
-----------------------------------------------------------------------------------------------
                                                                                     $1,814,121
-----------------------------------------------------------------------------------------------
Telecommunications - Wireline - 0%
-----------------------------------------------------------------------------------------------
Sprint Capital Corp., 6.875%, 2028                                      $420           $412,331
-----------------------------------------------------------------------------------------------

U.S. Treasury Obligations - 0.3%
-----------------------------------------------------------------------------------------------
U.S. Treasury Notes, 3.625%, 2008                                     $2,915         $3,207,758
-----------------------------------------------------------------------------------------------

Utilities - Electric Power - 5.0%
-----------------------------------------------------------------------------------------------
AES Corp., 8.75%, 2013##                                              $2,450         $2,664,375
-----------------------------------------------------------------------------------------------
AES Corp., 9%, 2015##                                                  2,500          2,725,000
-----------------------------------------------------------------------------------------------
Beaver Valley Funding Corp., 9%, 2017                                  3,147          3,584,203
-----------------------------------------------------------------------------------------------
Calpine Corp., 8.5%, 2011                                              7,431          5,201,700
-----------------------------------------------------------------------------------------------
Calpine Corp., 8.75%, 2013##                                           3,935          3,482,475
-----------------------------------------------------------------------------------------------
DPL, Inc., 6.875%, 2011                                                6,304          6,209,440
-----------------------------------------------------------------------------------------------
FirstEnergy Corp., 6.45%, 2011                                         6,100          6,422,074
-----------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875%, 2012                          2,416          2,497,359
-----------------------------------------------------------------------------------------------
MidAmerican Funding LLC, 6.927%, 2029                                  1,310          1,390,044
-----------------------------------------------------------------------------------------------
NiSource Finance Corp., 7.875%, 2010                                   4,826          5,617,922
-----------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 7.75%, 2007                                  5,140          5,371,300
-----------------------------------------------------------------------------------------------
PSEG Energy Holdings LLC, 8.625%, 2008                                 4,541          4,881,575
-----------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.25%, 2010                                   3,135          3,354,450
-----------------------------------------------------------------------------------------------
Reliant Resources, Inc., 9.5%, 2013                                    6,320          6,857,200
-----------------------------------------------------------------------------------------------
TXU Corp., 6.375%, 2006                                                1,772          1,883,636
-----------------------------------------------------------------------------------------------
                                                                                    $62,142,753
-----------------------------------------------------------------------------------------------
Wireless Communications - 0%
-----------------------------------------------------------------------------------------------
Verizon Wireless Capital LLC, 5.375%, 2006                              $537           $566,651
-----------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                    $81,563,309
-----------------------------------------------------------------------------------------------

Foreign Bonds - 1.3%
-----------------------------------------------------------------------------------------------
Chile - 1.3%
-----------------------------------------------------------------------------------------------
Empresa Nacional de Electricidad S.A., 8.35%, 2013
(Utilities - Electric Power)                                          $6,885         $7,387,330
-----------------------------------------------------------------------------------------------
Enersis S.A., 7.375%, 2014 (Utilities - Electric
Power)##                                                               8,317          8,188,893
-----------------------------------------------------------------------------------------------
                                                                                    $15,576,223
-----------------------------------------------------------------------------------------------
United Kingdom - 0%
-----------------------------------------------------------------------------------------------
TXU Eastern Funding Co., 6.75%, 2009 (Utilities -
Electric Power)                                                         $793           $109,038
-----------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                 $15,685,261
-----------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $96,950,400)                                          $97,248,570
-----------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 1.5%
-----------------------------------------------------------------------------------------------
ISSUER                                                                SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
U.S. Stocks - 1.5%
-----------------------------------------------------------------------------------------------
Natural Gas - Distribution - 0.3%
-----------------------------------------------------------------------------------------------
Sempra Energy, 8.5%                                                  124,800         $3,551,808
-----------------------------------------------------------------------------------------------

Utilities - Electric Power - 1.1%
-----------------------------------------------------------------------------------------------
AES Trust III, 6.75%                                                 120,700         $5,069,400
-----------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.75%                                       72,800          4,051,320
-----------------------------------------------------------------------------------------------
Public Service Enterprise Group, Inc., 10.25%                         66,500          3,998,645
-----------------------------------------------------------------------------------------------
                                                                                    $13,119,365
-----------------------------------------------------------------------------------------------
Wireless Communications - 0.1%
-----------------------------------------------------------------------------------------------
Crown Castle International Corp., 6.25%                               31,800         $1,451,034
-----------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
(Identified Cost, $18,672,493)                                                      $18,122,207
-----------------------------------------------------------------------------------------------

Short-Term Obligations - 0.7%
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
Citicorp, due 6/02/04, at Amortized Cost                              $9,200         $9,191,495
-----------------------------------------------------------------------------------------------

Collateral for Securities Loaned - 9.7%
-----------------------------------------------------------------------------------------------
                                                                PRINCIPAL
ISSUER                                                         AMOUNT/SHARES            $ VALUE
-----------------------------------------------------------------------------------------------
Merrill Lynch Repurchase Agreement, dated 4/30/04, due
5/03/04, total to be received $56,896,500 (secured by
various U.S. Treasury and Federal Agency obligations in
an individually traded account), at Cost                         $56,891,415        $56,891,415
-----------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                      63,392,806         63,392,806
-----------------------------------------------------------------------------------------------
Total Collateral for Securities Loaned                                             $120,284,221
-----------------------------------------------------------------------------------------------

Repurchase Agreements - 0.2%
-----------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT
ISSUER                                                      (000 Omitted)               $ VALUE
-----------------------------------------------------------------------------------------------
Goldman Sachs, dated 4/30/04, due 5/03/04, total to be
received $1,973,171 (secured by various U.S. Treasury
and Federal Agency obligations in a jointly traded
account), at Cost                                                     $1,973         $1,973,000
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,283,259,037)                              $1,332,776,908
-----------------------------------------------------------------------------------------------

Other Assets, Less Liabilities - (8.0)%                                             (99,021,850)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                              $1,233,755,058
-----------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.
 ^ All or a portion of this security is on loan.

As of April 30, 2004, 21 securities representing $233,830,616 and 19.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF ASSETS AND LIABILITIES (unaudited)
---------------------------------------------------------------------------------------------------

This statement represents your fund's balance sheet, which details the assets and liabilities composing the total value of your fund.

AT 4/30/04

ASSETS

Investments, at value, including $116,031,452 of
securities on loan (identified cost, $1,283,259,037)        $1,332,776,908
---------------------------------------------------------------------------------------------------
Cash                                                               618,006
---------------------------------------------------------------------------------------------------
Receivable for forward foreign currency exchange
contracts                                                          735,496
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                 34,754,919
---------------------------------------------------------------------------------------------------
Receivable for fund shares sold                                    963,533
---------------------------------------------------------------------------------------------------
Interest and dividends receivable                                3,477,478
---------------------------------------------------------------------------------------------------
Receivable from investment adviser                                   7,355
---------------------------------------------------------------------------------------------------
Other assets                                                         5,798
---------------------------------------------------------------------------------------------------
Total assets                                                                         $1,373,339,493
---------------------------------------------------------------------------------------------------

LIABILITIES

Distributions payable                                             $954,937
---------------------------------------------------------------------------------------------------
Payable for investments purchased                               15,726,704
---------------------------------------------------------------------------------------------------
Payable for fund shares reacquired                               2,069,114
---------------------------------------------------------------------------------------------------
Collateral for securities loaned, at value                     120,284,221
---------------------------------------------------------------------------------------------------
Payable to affiliates
---------------------------------------------------------------------------------------------------
  Management fee                                                    19,139
---------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      178,337
---------------------------------------------------------------------------------------------------
  Distribution and service fee                                      22,860
---------------------------------------------------------------------------------------------------
  Administrative fee                                                   353
---------------------------------------------------------------------------------------------------
Accrued expenses and other liabilities                             328,770
---------------------------------------------------------------------------------------------------
Total liabilities                                                                      $139,584,435
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,233,755,058
---------------------------------------------------------------------------------------------------

NET ASSETS CONSIST OF

Paid-in capital                                             $2,062,904,560
---------------------------------------------------------------------------------------------------
Unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                 50,260,446
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and
foreign currency transactions                                 (879,467,301)
---------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income                     57,353
---------------------------------------------------------------------------------------------------
Net assets                                                                           $1,233,755,058
---------------------------------------------------------------------------------------------------
Shares of beneficial interest outstanding                                               140,397,500
---------------------------------------------------------------------------------------------------

Statement of Assets and Liabilities (unaudited) - continued

Class A shares

  Net assets                                                  $512,695,637
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            58,246,242
---------------------------------------------------------------------------------------------------
  Net asset value per share                                                                   $8.80
---------------------------------------------------------------------------------------------------
  Offering price per share (100/95.25X$8.80)                                                  $9.24
---------------------------------------------------------------------------------------------------

Class B shares

  Net assets                                                  $547,885,031
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            62,437,089
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $8.77
---------------------------------------------------------------------------------------------------

Class C shares

  Net assets                                                  $169,875,073
---------------------------------------------------------------------------------------------------
  Shares outstanding                                            19,339,501
---------------------------------------------------------------------------------------------------
  Net asset value and offering price per share                                                $8.78
---------------------------------------------------------------------------------------------------

Class I shares

  Net assets                                                    $1,954,007
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               221,666
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                             $8.82
---------------------------------------------------------------------------------------------------

Class R1 shares

  Net assets                                                    $1,297,464
---------------------------------------------------------------------------------------------------
  Shares outstanding                                               147,562
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                             $8.79
---------------------------------------------------------------------------------------------------

Class R2 shares

  Net assets                                                       $47,846
---------------------------------------------------------------------------------------------------
  Shares outstanding                                                 5,440
---------------------------------------------------------------------------------------------------
  Net asset value, offering price, and redemption
  price per share                                                                             $8.80
---------------------------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF OPERATIONS (unaudited)
---------------------------------------------------------------------------------------------------

This statement describes how much your fund received in investment income and paid in expenses.
It also describes any gains and/or losses generated by fund operations.

SIX MONTHS ENDED 4/30/04

NET INVESTMENT INCOME (LOSS)

Income
--------------------------------------------------------------------------------------------------
  Dividends                                                      $12,906,594
--------------------------------------------------------------------------------------------------
  Interest                                                         3,950,599
--------------------------------------------------------------------------------------------------
  Foreign taxes withheld                                            (537,383)
--------------------------------------------------------------------------------------------------
Total investment income                                                                $16,319,810
--------------------------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------------------------
  Management fee                                                  $3,732,774
--------------------------------------------------------------------------------------------------
  Trustees' compensation                                              22,605
--------------------------------------------------------------------------------------------------
  Shareholder servicing costs                                      1,300,744
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class A)                             635,944
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class B)                           2,812,181
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class C)                             853,599
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R1)                              1,938
--------------------------------------------------------------------------------------------------
  Distribution and service fee (Class R2)                                 48
--------------------------------------------------------------------------------------------------
  Administrative service fee (Class R2)                                   24
--------------------------------------------------------------------------------------------------
  Administrative fee                                                  67,740
--------------------------------------------------------------------------------------------------
  Custodian fee                                                      241,984
--------------------------------------------------------------------------------------------------
  Printing                                                            63,530
--------------------------------------------------------------------------------------------------
  Postage                                                             42,095
--------------------------------------------------------------------------------------------------
  Auditing fees                                                       18,145
--------------------------------------------------------------------------------------------------
  Legal fees                                                           3,544
--------------------------------------------------------------------------------------------------
  Miscellaneous                                                      111,472
--------------------------------------------------------------------------------------------------
Total expenses                                                                          $9,908,367
--------------------------------------------------------------------------------------------------
  Fees paid indirectly                                               (23,782)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            $9,884,585
--------------------------------------------------------------------------------------------------
Net investment income                                                                   $6,435,225
--------------------------------------------------------------------------------------------------

Statement of Operations (unaudited) - continued

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
--------------------------------------------------------------------------------------------------
  Realized gain (identified cost basis)
--------------------------------------------------------------------------------------------------
  Investment transactions                                        $89,344,267
--------------------------------------------------------------------------------------------------
  Foreign currency transactions                                      180,340
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign currency
transactions                                                                           $89,524,607
--------------------------------------------------------------------------------------------------
Net increase from gains realized on the disposal of
investments in violation of restrictions                                                  $106,590
--------------------------------------------------------------------------------------------------
Change in unrealized appreciation
--------------------------------------------------------------------------------------------------
  Investments                                                    $43,944,419
--------------------------------------------------------------------------------------------------
  Translation of assets and liabilities in foreign
currencies                                                           742,620
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign currency
translation                                                                            $44,687,039
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain on investments and foreign
currency                                                                              $134,318,236
--------------------------------------------------------------------------------------------------
Increase in net assets from operations                                                $140,753,461
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------

This statement describes the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

                                                           SIX MONTHS ENDED             YEAR ENDED
                                                               4/30/04                   10/31/03
                                                             (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS

FROM OPERATIONS

Net investment income                                        $6,435,225                $17,926,040
--------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                        89,524,607                 58,216,170
--------------------------------------------------------------------------------------------------
Net increase from gains realized on the disposal of
investments in violation of restrictions                        106,590                         --
--------------------------------------------------------------------------------------------------
Net unrealized gain on investments and foreign
currency translation                                         44,687,039                209,643,026
------------------------------------------------------    -------------              -------------
Increase in net assets from operations                     $140,753,461               $285,785,236
------------------------------------------------------    -------------              -------------

DISTRIBUTIONS DECLARED TO SHAREHOLDERS

From net investment income
--------------------------------------------------------------------------------------------------
  (Class A)                                                 $(4,711,046)               $(8,984,210)
--------------------------------------------------------------------------------------------------
  (Class B)                                                  (2,817,379)                (7,157,688)
--------------------------------------------------------------------------------------------------
  (Class C)                                                    (850,216)                (2,150,766)
--------------------------------------------------------------------------------------------------
  (Class I)                                                     (20,550)                   (35,688)
--------------------------------------------------------------------------------------------------
  (Class R1)                                                     (5,442)                    (1,573)
--------------------------------------------------------------------------------------------------
  (Class R2)                                                        (94)                        --
------------------------------------------------------    -------------              -------------
Total distributions declared to shareholders                $(8,404,727)              $(18,329,925)
------------------------------------------------------    -------------              -------------
Net decrease in net assets from fund share
transactions                                               $(55,484,584)             $(120,804,015)
------------------------------------------------------    -------------              -------------
Total increase in net assets                                $76,864,150               $146,651,296
------------------------------------------------------    -------------              -------------

NET ASSETS

At beginning of period                                   $1,156,890,908             $1,010,239,612
--------------------------------------------------------------------------------------------------
At end of period (including accumulated
undistributed net investment income of $57,353 and
$2,026,855, respectively)                                $1,233,755,058             $1,156,890,908
--------------------------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years (or, if shorter, the period of the fund's operations). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all distributions) held for the entire period.
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         ------------------------------------------------------------------------
CLASS A                                 4/30/04               2003            2002            2001           2000          1999
                                      (UNAUDITED)
Net asset value, beginning of
period                                  $7.89              $6.13           $8.68          $13.66          $12.23         $10.76
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS(S)(S)#

  Net investment income(S)              $0.06              $0.15           $0.16           $0.21           $0.55          $0.21
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments and
  foreign currency                       0.93               1.76           (2.55)          (3.70)           2.40           2.13
----------------------------------     ------             ------          ------          ------          ------         ------
Total from investment operations        $0.99              $1.91          $(2.39)         $(3.49)          $2.95          $2.34
----------------------------------     ------             ------          ------          ------          ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income           $(0.08)            $(0.15)         $(0.16)         $(0.27)         $(0.42)        $(0.25)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                    --                 --              --           (1.19)          (1.10)         (0.61)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                   --                 --              --              --              --          (0.01)
----------------------------------     ------             ------          ------          ------          ------         ------
  In excess of net realized gain
  on investments and foreign
  currency transactions                    --                 --              --           (0.03)             --             --
----------------------------------     ------             ------          ------          ------          ------         ------
Total distributions declared to
shareholders                           $(0.08)            $(0.15)         $(0.16)         $(1.49)         $(1.52)        $(0.87)
----------------------------------     ------             ------          ------          ------          ------         ------
Net asset value, end of period          $8.80              $7.89           $6.13           $8.68          $13.66         $12.23
----------------------------------     ------             ------          ------          ------          ------         ------
Total return (%)(+)                     12.43++^           31.69          (27.78)         (27.72)          25.88          23.05
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                        SIX MONTHS                                   YEAR ENDED 10/31
                                          ENDED         ----------------------------------------------------------------------
CLASS A (CONTINUED)                      4/30/04              2003           2002           2001           2000           1999
                                       (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                               1.16+              1.19            1.11            1.03            0.98           1.05
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)              1.48+              2.11            2.10            1.95            4.11           1.88
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                         52                144              80             110             113            137
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                        $512,696           $464,832        $382,712        $733,848        $899,682       $447,121
--------------------------------------------------------------------------------------------------------------------------------
(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                     $--                $--           $0.15           $0.21           $0.53          $0.20
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                 --                 --            1.15            1.06            1.16           1.10
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                      --                 --            2.06            1.92            3.93           1.83
--------------------------------------------------------------------------------------------------------------------------------

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to
       November 1, 2001 have not been restated to reflect this change in presentation.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
     ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April 30, 2004 would have been approximately 12.42%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                        ENDED         -------------------------------------------------------------------------
CLASS B                                4/30/04               2003            2002            2001            2000          1999
                                     (UNAUDITED)
Net asset value, beginning of
period                                 $7.87              $6.11           $8.65          $13.62           $12.19         $10.73
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS(S)(S)#

  Net investment income(S)             $0.03              $0.10           $0.10           $0.13            $0.45          $0.12
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  0.91               1.76           (2.53)          (3.69)            2.40           2.12
----------------------------------    ------             ------          ------          ------           ------         ------
Total from investment
operations                             $0.94              $1.86          $(2.43)         $(3.56)           $2.85          $2.24
----------------------------------    ------             ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income          $(0.04)            $(0.10)         $(0.11)         $(0.19)          $(0.32)        $(0.16)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                   --                 --              --           (1.19)           (1.10)         (0.61)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                  --                 --              --              --               --          (0.01)
----------------------------------    ------             ------          ------          ------           ------         ------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --                 --              --           (0.03)              --             --
----------------------------------    ------             ------          ------          ------           ------         ------
Total distributions declared to
shareholders                          $(0.04)            $(0.10)         $(0.11)         $(1.41)          $(1.42)        $(0.78)
----------------------------------    ------             ------          ------          ------           ------         ------
Net asset value, end of period         $8.77              $7.87           $6.11           $8.65           $13.62         $12.19
----------------------------------    ------             ------          ------          ------           ------         ------
Total return (%)                       12.12++^           30.66          (28.30)         (28.28)           25.04          22.11
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                       SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         -----------------------------------------------------------------------
CLASS B (CONTINUED)                     4/30/04              2003           2002           2001            2000           1999
                                      (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                              1.91+              1.94            1.86            1.78             1.73           1.80
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)             0.73+              1.38            1.35            1.20             3.40           1.08
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        52                144              80             110              113            137
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                       $547,885           $531,008        $481,361        $984,740       $1,279,547       $691,115
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                    $--                $--           $0.10           $0.13            $0.43          $0.11
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                --                 --            1.90            1.81             1.91           1.85
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                     --                 --            1.31            1.17             3.22           1.03
--------------------------------------------------------------------------------------------------------------------------------

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to
       November 1, 2001 have not been restated to reflect this change in presentation.
     ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April 30, 2004 would have been approximately 12.11%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                        ENDED         -------------------------------------------------------------------------
CLASS C                                4/30/04               2003            2002            2001            2000          1999
                                     (UNAUDITED)
Net asset value, beginning of
period                                 $7.87              $6.11           $8.66          $13.63           $12.21         $10.75
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS(S)(S)#

  Net investment income(S)             $0.03              $0.10           $0.10           $0.13            $0.44          $0.12
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  0.92               1.76           (2.54)          (3.69)            2.40           2.12
----------------------------------    ------             ------          ------          ------           ------         ------
Total from investment
operations                             $0.95              $1.86          $(2.44)         $(3.56)           $2.84          $2.24
----------------------------------    ------             ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income          $(0.04)            $(0.10)         $(0.11)         $(0.19)          $(0.32)        $(0.16)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                   --                 --              --           (1.19)           (1.10)         (0.61)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                  --                 --              --                               --          (0.01)
----------------------------------    ------             ------          ------          ------           ------         ------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --                 --              --           (0.03)              --             --
----------------------------------    ------             ------          ------          ------           ------         ------
Total distributions declared to
shareholders                          $(0.04)            $(0.10)         $(0.11)         $(1.41)          $(1.42)        $(0.78)
----------------------------------    ------             ------          ------          ------           ------         ------
Net asset value, end of period         $8.78              $7.87           $6.11           $8.66           $13.63         $12.21
----------------------------------    ------             ------          ------          ------           ------         ------
Total return (%)                       12.12++^           30.66          (28.38)         (28.26)           24.91          22.18
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued

                                      SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         -----------------------------------------------------------------------
CLASS C (CONTINUED)                     4/30/04              2003           2002           2001            2000           1999
                                      (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                              1.90+              1.94            1.86            1.78             1.73           1.81
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)             0.73+              1.38            1.35            1.20             3.35           1.08
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        52                144              80             110              113            137
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                       $169,875           $159,113        $144,861        $327,715         $433,998       $211,924
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                    $--                $--           $0.10           $0.13            $0.42          $0.11
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                --                 --            1.90            1.81             1.91           1.86
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                     --                 --            1.31            1.17             3.17           1.03
--------------------------------------------------------------------------------------------------------------------------------

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to
       November 1, 2001 have not been restated to reflect this change in presentation.
     ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April 30, 2004 would have been approximately 12.11%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                        ENDED         -------------------------------------------------------------------------
CLASS I                                4/30/04               2003            2002            2001            2000          1999
                                     (UNAUDITED)
Net asset value, beginning of
period                                 $7.91              $6.14           $8.69          $13.68           $12.25         $10.78
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT
OPERATIONS(S)(S)#

  Net investment income(S)             $0.08              $0.17           $0.18           $0.24            $0.57          $0.24
--------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investments
  and foreign currency                  0.92               1.77           (2.55)          (3.71)            2.41           2.13
----------------------------------    ------             ------          ------          ------           ------         ------
Total from investment
operations                             $1.00              $1.94          $(2.37)         $(3.47)           $2.98          $2.37
----------------------------------    ------             ------          ------          ------           ------         ------

LESS DISTRIBUTIONS DECLARED
TO SHAREHOLDERS

  From net investment income          $(0.09)            $(0.17)         $(0.18)         $(0.30)          $(0.45)        $(0.28)
--------------------------------------------------------------------------------------------------------------------------------
  From net realized gain on
  investments and foreign
  currency transactions                   --                 --              --           (1.19)           (1.10)         (0.61)
--------------------------------------------------------------------------------------------------------------------------------
  In excess of net investment
  income                                  --                 --              --                               --          (0.01)
----------------------------------    ------             ------          ------          ------           ------         ------
  In excess of net realized
  gain on investments and
  foreign currency transactions           --                 --              --           (0.03)              --             --
----------------------------------    ------             ------          ------          ------           ------         ------
Total distributions declared to
shareholders                          $(0.09)            $(0.17)         $(0.18)         $(1.52)          $(1.55)        $(0.90)
----------------------------------    ------             ------          ------          ------           ------         ------
Net asset value, end of period         $8.82              $7.91           $6.14           $8.69           $13.68         $12.25
----------------------------------    ------             ------          ------          ------           ------         ------
Total return (%)                       12.70++^           31.96          (27.56)         (27.58)           26.14          23.44
--------------------------------------------------------------------------------------------------------------------------------

Financial Highlights - continued
                                      SIX MONTHS                                   YEAR ENDED 10/31
                                         ENDED         -----------------------------------------------------------------------
CLASS I (CONTINUED)                     4/30/04              2003           2002           2001            2000           1999
                                      (UNAUDITED)
RATIOS (%) TO AVERAGE
NET ASSETS AND
SUPPLEMENTAL DATA(S):

Expenses##                              0.91+              0.94            0.86            0.78             0.73           0.80
--------------------------------------------------------------------------------------------------------------------------------
Net investment income(S)(S)             1.74+              2.36            2.33            2.19             4.38           2.14
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                        52                144              80             110              113            137
--------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period
(000 Omitted)                         $1,954             $1,744          $1,306          $2,604           $4,155         $1,437
--------------------------------------------------------------------------------------------------------------------------------

(S) The investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. If this fee had been incurred by the fund, the net investment income per share and the ratios would have been:

Net investment income                    $--                $--           $0.17           $0.24            $0.55          $0.23
--------------------------------------------------------------------------------------------------------------------------------

RATIOS (%) (TO AVERAGE NET ASSETS):

Expenses##                                --                 --            0.90            0.81             0.91           0.85
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                     --                 --            2.29            2.17             4.20           2.09
--------------------------------------------------------------------------------------------------------------------------------

     + Annualized.
    ++ Not annualized.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from fees paid indirectly.
(S)(S) As required, effective November 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended
       October 31, 2002 was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.04%. Per share, ratios, and supplemental data for periods prior to
       November 1, 2001 have not been restated to reflect this change in presentation.
     ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April 30, 2004 would have been approximately 12.69%.

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights - continued
                                                                         SIX MONTHS                 PERIOD
                                                                            ENDED                    ENDED
CLASS R1                                                                   4/30/04                 10/31/03*
                                                                         (UNAUDITED)
Net asset value, beginning of period                                          $7.89                 $6.43
------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                       $0.06                 $0.11
------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and foreign currency         0.91                  1.44
------------------------------------------------------------------------    -------                ------
Total from investment operations                                              $0.97                 $1.55
------------------------------------------------------------------------    -------                ------
Less distributions declared to shareholders from net investment income       $(0.07)               $(0.09)
------------------------------------------------------------------------    -------                ------
Net asset value, end of period                                                $8.79                 $7.89
------------------------------------------------------------------------    -------                ------
Total return (%)                                                              12.28++^             24.19++
------------------------------------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                                     1.40+                 1.42+
------------------------------------------------------------------------------------------------------------
Net investment income                                                          1.29+                 1.47+
------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                               52                   144
------------------------------------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                    $1,297                  $189
------------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April
   30, 2004 would have been approximately 12.27%.

SEE NOTES TO FINANCIAL STATEMENTS

                                                                   SIX MONTHS
                                                                      ENDED
CLASS R2                                                             4/30/04
                                                                   (UNAUDITED)

Net asset value, beginning of period                                   $7.89
-------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS#

  Net investment income                                                $0.05
-------------------------------------------------------------------------------
  Net realized and unrealized gain on investments and
  foreign currency                                                      0.92
----------------------------------------------------------------------------
Total from investment operations                                       $0.97
----------------------------------------------------------------------------
Less distributions declared to shareholders from net
investment income                                                     $(0.06)
----------------------------------------------------------------------------
Net asset value, end of period                                         $8.80
----------------------------------------------------------------------------
Total return (%)                                                       12.25++^
-------------------------------------------------------------------------------

RATIOS (%) TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:

Expenses##                                                              1.64+
-------------------------------------------------------------------------------
Net investment income                                                   1.04+
-------------------------------------------------------------------------------
Portfolio turnover                                                        52
-------------------------------------------------------------------------------
Net assets at end of period (000 Omitted)                                $48
-------------------------------------------------------------------------------

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.
 ^ The fund's total return calculation includes a net increase from gains realized on the disposal of investments in violation of restrictions. The gains resulted in an increase in net asset value of $0.0007 per share based on shares outstanding on the day the gains were realized. Excluding the offset of these gains from the fund's ending net asset value per share, the total return for the six months ended April 30, 2004 would have been approximately 12.24%.

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  (unaudited)
-------------------------------------------------------------------------------

(1) BUSINESS AND ORGANIZATION

MFS Utilities Fund (the fund) is a non-diversified series of MFS Series Trust VI (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS - The fund uses independent pricing services approved by the Board of Trustees wherever possible to value its portfolio securities. Portfolio securities are valued at current market quotations where current market quotations are readily available, or the fund may fair value portfolio securities under the direction of the Board of Trustees when a determination is made that current market quotations are not readily available. Equity securities in the fund's portfolio for which market quotations are available are valued at the last sale or official closing price as reported by an independent pricing service on the primary market or exchange on which they are primarily traded, or at the last quoted bid price for securities in which there were no sales during the day. Equity securities traded over the counter are valued at the last sales price traded each day as reported by an independent pricing service, or to the extent there are no sales reported, such securities are valued on the basis of quotations obtained from brokers and dealers. Equity securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. The fund may also fair value foreign equity securities in cases where closing market quotations are not readily available or are deemed not reflective of readily available market quotations. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In these cases, the fund may utilize information from an external vendor or other sources to adjust closing market quotations of foreign equity securities to reflect what it believes to be the fair value of the securities as of the fund's valuation time. Because the frequency of significant events is not predictable, fair valuation of foreign equity securities may occur on a frequent basis. Bonds and other fixed income securities (other than short-term obligations) in the fund's portfolio are valued at an evaluated bid price as reported by an independent pricing service, or to the extent a valuation is not reported by a pricing service, such securities are valued on the basis of quotes from brokers and dealers. Prices obtained from pricing services utilize both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Bonds and other fixed income securities for which it is determined that current market quotations are not readily available will be fair valued under the direction of the Board of Trustees. Forward foreign currency contracts are valued using spot rates and forward points as reported by an independent pricing source. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer-supplied valuations. All other short-term obligations in the fund's portfolio are valued at amortized cost, which constitutes market value as determined by the Board of Trustees. Money market mutual funds are valued at net asset value. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates.

REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

FOREIGN CURRENCY TRANSLATION - Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

SECURITY LOANS - State Street Bank and Trust Company ("State Street") and J.P. Morgan Chase and Co. ("Chase"), as lending agents, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provide the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in a money market fund or short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agents. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The fund may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SHORT TERM FEES - Effective July 1, 2004, the fund will charge a 2% redemption fee (which is retained by the fund) on proceeds from shares redeemed or exchanged within 5 business days following the acquisition (either by purchase or exchange) of certain fund shares. The fund may change the redemption fee period in the future, including in connection with pending Securities and Exchange Commission rules. See the fund's prospectus for details.

INVESTMENT TRANSACTIONS AND INCOME - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with accounting principles generally accepted in the United States of America. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

FEES PAID INDIRECTLY - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the six months ended April 30, 2004, the fund's custodian fees were reduced by $7,759 under this arrangement. The fund has entered into a commission recapture agreement, under which certain brokers will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the six months ended April 30, 2004, the fund's miscellaneous expenses were reduced by $16,023 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, defaulted bonds, and capital loss.

The tax character of distributions declared for the periods ended
October 31, 2003 and October 31, 2002 was as follows:

                                                10/31/03        10/31/02
        Distributions declared from:
        ----------------------------------------------------------------
          Ordinary income                    $18,329,925     $26,027,521
        ----------------------------------------------------------------
          Total distributions declared       $18,329,925     $26,027,521
        ----------------------------------------------------------------

As of October 31, 2003, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

        Undistributed ordinary income                         $2,400,045
        ----------------------------------------------------------------
        Capital loss carryforward                           (966,349,986)
        ----------------------------------------------------------------
        Unrealized appreciation                                2,824,895
        ----------------------------------------------------------------
        Other temporary differences                             (373,190)
        ----------------------------------------------------------------

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on October 31, 2009 $(292,928,006) and October 31, 2010 $(673,421,980).

MULTIPLE CLASSES OF SHARES OF BENEFICIAL INTEREST - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares, approximately eight years after purchase.

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets.

During the six months ended April 30, 2004, the fund realized a gain on disposition of a security purchased in violation of the fund's investment restrictions. The amount of the gain was $106,590. This amount is separately disclosed in the Statement of Operations and the Statement of Changes in Net Assets. The effect of this gain on the fund's total return is disclosed in the Financial Highlights.

The fund pays compensation to its Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons, and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The fund has an unfunded, defined benefit plan for retired Independent Trustees and an unfunded retirement benefit deferral plan for certain current Independent Trustees. Included in Trustees' compensation is a net decrease of $13,645 as a result of the change in the fund's unfunded retirement benefit deferral plan for certain current Independent Trustees and a pension expense of $1,367 for retired Independent Trustees for the six months ended April 30, 2004.

ADMINISTRATOR - MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to certain funds for which MFS acts as investment adviser. Under an administrative services agreement between the funds and MFS, MFS is entitled to partial reimbursement of the costs MFS incurs to provide these services, subject to review and approval by the Board of Trustees. Each fund is allocated a portion of these administrative costs based on its size and relative average net assets. Prior to April 1, 2004, the fund paid MFS an administrative fee up to the following annual percentage rates of the fund's average daily net assets:

            First $2 billion                        0.0175%
            -----------------------------------------------
            Next $2.5 billion                       0.0130%
            -----------------------------------------------
            Next $2.5 billion                       0.0005%
            -----------------------------------------------
            In excess of $7 billion                 0.0000%
            -----------------------------------------------

Effective April 1, 2004 the maximum amount is based on the following annual percentages of the fund's average daily net assets:

            First $2 billion                       0.01120%
            -----------------------------------------------
            Next $2.5 billion                      0.00832%
            -----------------------------------------------
            Next $2.5 billion                      0.00032%
            -----------------------------------------------
            In excess of $7 billion                 0.0000%
            -----------------------------------------------

For the six months ended April 30, 2004, the fund paid MFS $67,740 equivalent to 0.0109% of average daily net assets, to partially reimburse MFS for the costs of providing administrative services.

In addition to the administrative services provided by MFS to the fund as described above, MFS is responsible for providing certain administrative services with respect to Class R2 shares. These services include various administrative, recordkeeping, and communication/educational services with respect to the retirement plans which invest in Class R2 shares, and may be provided directly by MFS or by a third party. The fund pays an annual 0.25% administrative service fee solely from the assets of Class R2 shares to MFS for the provision of these services.

DISTRIBUTOR - MFD, a wholly owned subsidiary of MFS, as distributor, received $63,424 for the six months ended April 30, 2004, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, Class R1, Class R2, shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2

Distribution Fee                           0.10%           0.75%           0.75%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Service Fee                                0.25%           0.25%           0.25%           0.25%           0.25%
----------------------------------------------------------------------------------------------------------------
Total Distribution Plan                    0.35%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine.

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended
April 30, 2004, amounted to:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Service Fee Retained by MFD              $33,683          $2,566          $7,731              $4             $--
----------------------------------------------------------------------------------------------------------------

Fees incurred under the distribution plan during the six months ended April 30, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C        CLASS R1        CLASS R2
Effective Annual Percentage
Rates                                      0.25%           1.00%           1.00%           0.50%           0.50%
----------------------------------------------------------------------------------------------------------------

Certain Class A, and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within, for class A shares, 12 months following the purchase, and, for Class C shares, the first year from the end of the calendar month of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years from the end of the calendar month of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 2004, were as follows:

                                         CLASS A         CLASS B         CLASS C

Contingent Deferred Sales
Charges Imposed                          $12,393        $676,873          $4,739
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT - Included in shareholder servicing costs is a fee paid to MFSC, a wholly owned subsidiary of MFS, for its services as shareholder servicing agent. The fee, which is calculated as a percentage of the fund's average daily net assets is set periodically under the supervision of the fund's Trustees. Prior to April 1, 2004, the fee was set at 0.11% of the fund's average daily net assets. Effective April 1, 2004, the fee is set at 0.10% of the fund's average daily net assets. For the six months ended April 30, 2004, the fund paid MFSC a fee of $674,226 for shareholder services which equated to 0.11% of the fund's average net assets. Also included in shareholder servicing costs are out-of-pocket expenses, paid to MFSC, which amounted to $271,903 for the six months ended April 30, 2004, as well as other expenses paid to unaffiliated vendors.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES

U.S. government securities                        $3,236,888               $--
--------------------------------------------------------------------------------
Investments (non-U.S. government
securities)                                     $620,654,157      $691,593,473
--------------------------------------------------------------------------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

        Aggregate cost                             $1,285,478,527
        ---------------------------------------------------------
        Gross unrealized appreciation                 $98,762,449
        ---------------------------------------------------------
        Gross unrealized depreciation                 (51,464,068)
        ---------------------------------------------------------
        Net unrealized appreciation                   $47,298,381
        ---------------------------------------------------------

(5) SHARES OF BENEFICIAL INTEREST

The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                            Six months ended                       Year ended
                                                 4/30/04                            10/31/03
                                        SHARES            AMOUNT           SHARES             AMOUNT
CLASS A SHARES

Shares sold                              7,343,710       $63,985,956       29,411,981        $204,065,280
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              462,694         3,948,887        1,177,872           7,933,393
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (8,439,988)      (73,122,709)     (34,151,195)       (233,821,571)
----------------------------------------------------------------------------------------------------------
Net decrease                              (633,584)      $(5,187,866)      (3,561,342)       $(21,822,898)
----------------------------------------------------------------------------------------------------------

CLASS B SHARES

Shares sold                              2,565,123       $22,205,693        6,183,701         $44,054,947
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions              276,618         2,342,802          990,470           6,542,842
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (7,913,016)      (68,600,363)     (18,481,270)       (126,226,720)
----------------------------------------------------------------------------------------------------------
Net decrease                            (5,071,275)     $(44,051,868)     (11,307,099)       $(75,628,931)
----------------------------------------------------------------------------------------------------------

CLASS C SHARES

Shares sold                              1,916,279       $16,714,854        2,694,297         $18,899,016
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions               72,171           612,100          259,106           1,713,421
----------------------------------------------------------------------------------------------------------
Shares reacquired                       (2,857,430)      (24,676,018)      (6,440,055)        (44,194,896)
----------------------------------------------------------------------------------------------------------
Net decrease                              (868,980)      $(7,359,064)      (3,486,652)       $(23,582,459)
----------------------------------------------------------------------------------------------------------

CLASS I SHARES

Shares sold                                 19,253          $168,164           90,555            $644,051
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                2,241            19,162            5,066              34,403
----------------------------------------------------------------------------------------------------------
Shares reacquired                          (20,436)         (181,983)         (87,741)           (620,683)
----------------------------------------------------------------------------------------------------------
Net increase                                 1,058            $5,343            7,880             $57,771
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 4/30/04                            10/31/03*
                                        SHARES            AMOUNT           SHARES             AMOUNT
CLASS R1 SHARES

Shares sold                                238,628        $2,001,854          106,011            $788,750
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                  471             4,053              165               1,240
----------------------------------------------------------------------------------------------------------
Shares reacquired                         (115,467)         (940,555)         (82,246)           (622,511)
----------------------------------------------------------------------------------------------------------
Net increase                               123,632        $1,065,352           23,930            $167,479
----------------------------------------------------------------------------------------------------------

                                            Six months ended                      Period ended
                                                 4/30/04                           10/31/03**
CLASS R2 SHARES

Shares sold                                  4,797           $48,459              636              $5,023
----------------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions                    7                60               --                  --
----------------------------------------------------------------------------------------------------------
Net increase                                 4,804           $43,519              636              $5,023
----------------------------------------------------------------------------------------------------------

 * For the period from the inception of Class R1 shares, December 31, 2002, through October 31, 2003.
** Class R2 shares, which commenced operations on October 31, 2003, had no operating activity.

(6) LINE OF CREDIT

The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate plus 0.50%. In addition, a commitment fee, based on the average daily, unused portion of the line of credit, is allocated among the participating funds at the end of each calendar quarter. The commitment fee allocated to the fund for the six months ended April 30, 2004, was $2,024, and is included in miscellaneous expense. The fund had no significant borrowings during the six months ended April 30, 2004.

(7) FINANCIAL INSTRUMENTS

The fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

-----------
SALES
-----------
                                                                        NET
                                                                     UNREALIZED
                     CONTRACTS TO                      CONTRACTS    APPRECIATION
SETTLEMENT DATE    DELIVER/RECEIVE   IN EXCHANGE FOR   AT VALUE

      5/17/04      EUR  85,042,086   $101,992,297    $101,803,221      $189,076
      5/17/04      GBP  13,858,769     25,095,547      24,549,127       546,420
                                     ------------    ------------      --------
                                     $127,087,844    $126,352,348      $735,496
                                     ============    ============      ========

At April 30, 2004, the fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) LEGAL PROCEEDINGS

On March 31, 2004, MFS settled an administrative proceeding with the Securities and Exchange Commission ("SEC") regarding disclosure of brokerage allocation practices in connection with fund sales. Under the terms of the settlement, in which MFS neither admitted nor denied any wrongdoing, MFS agreed to pay (one dollar) $1.00 in disgorgement and $50 million in penalty to certain MFS funds, pursuant to a plan administered by an independent distribution consultant. The agreement with the SEC is reflected in an order of the SEC. The settlement order states that MFS failed to adequately disclose to the Boards and Trustees and to shareholders of the MFS funds the specifics of its preferred arrangements with certain brokerage firms selling MFS fund shares. The settlement order states that MFS had in place policies designed to obtain best execution of all fund trades. As part of the settlement, MFS has retained an independent compliance consultant to review the completeness of its disclosure to fund trustees and to fund shareholders of strategic alliances between MFS or its affiliates and broker-dealers and other financial advisers who support the sale of fund shares. The brokerage allocation practices which were the subject of this proceeding were discontinued by MFS in November 2003.

In addition, in February, 2004, MFS reached agreement with the SEC, the New York Attorney General ("NYAG") and the Bureau of Securities Regulation of the State of New Hampshire ("NH") to settle administrative proceedings alleging false and misleading information in certain MFS fund prospectuses regarding market timing and related matters (the "February Settlements"). These regulators alleged that prospectus language for certain MFS funds was false and misleading because, although the prospectuses for those funds in the regulators' view indicated that the funds prohibited market timing, MFS did not limit trading activity in 11 domestic large cap stock, high grade bond and money market funds. MFS' former Chief Executive Officer, John W. Ballen, and former President, Kevin R. Parke, also reached agreement with the SEC in which they agreed to, among other terms, monetary fines and temporary suspensions from association with any investment adviser or registered investment company. Messrs. Ballen and Parke have resigned their positions with, and will not be returning to, MFS and the MFS funds. Under the terms of the February Settlements, MFS and the executives neither admit nor deny wrongdoing.

Under the terms of the February Settlements, a $225 million pool has been established for distribution to shareholders in certain of the MFS funds offered to retail investors ("Retail Funds"), which has been funded by MFS and of which $50 million is characterized as a penalty. This pool will be distributed in accordance with a methodology developed by an independent distribution consultant in consultation with MFS and the Board of Trustees of the Retail Funds, and acceptable to the SEC. MFS has further agreed with NYAG to reduce its management fees in the aggregate amount of approximately $25 million annually over the next five years, and not to increase certain management fees during this period. MFS has also paid an administrative fine to NH in the amount of $1 million, which will be used for investor education purposes (NH retained $250,000 and $750,000 was contributed to the North American Securities Administrators Association's Investor Protection Trust). In addition, under the terms of the February Settlements, MFS is in the process of adopting certain governance changes and reviewing its policies and procedures.

Since December 2003, MFS, Sun Life Financial Inc., various MFS funds, the Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the funds during specified periods, as class actions on behalf of participants in certain retirement plan accounts, or as derivative actions on behalf of the MFS funds. The lawsuits generally allege that some or all of the defendants (i) permitted or acquiesced in market timing and/or late trading in some of the MFS funds, inadequately disclosed MFS' internal policies concerning market timing and such matters, and received excessive compensation as fiduciaries to the MFS funds, or (ii) permitted or acquiesced in the improper use of fund assets by MFS to support the distribution of fund shares and inadequately disclosed MFS' use of fund assets in this manner. The actions assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, the Employee Retirement Income Security Act of 1974, as well as fiduciary duties and other violations of common law. The lawsuits seek unspecified compensatory damages. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the funds. The defendants are reviewing the allegations of the multiple complaints and will respond appropriately. Additional lawsuits based on similar allegations may be filed in the future.

Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against MFS, the MFS funds, or any other named defendant. As noted above, as part of the regulatory settlements, MFS has established a restitution pool in the amount of $225 million to compensate certain shareholders of the Retail Funds for damages that they allegedly sustained as a result of market timing or late trading in certain of the funds, and will pay $50 million to compensate certain MFS funds based upon the amount of brokerage commissions allocated in recognition of fund sales. It is not clear whether these amounts will be sufficient to compensate shareholders for all of the damage they allegedly sustained, whether certain shareholders or putative class members may have additional claims to compensation, or whether the damages that may be awarded in any of the actions will exceed these amounts. In the event the MFS funds incur any losses, costs or expenses in connection with such lawsuits, the Boards of Trustees of the affected funds may pursue claims on behalf of such funds against any party that may have liability to the funds in respect thereof.

Review of these matters by the independent Trustees of the MFS funds and their counsel is continuing. There can be no assurance that these regulatory actions and lawsuits, or the adverse publicity associated with these developments, will not result in increased fund redemptions, reduced sales of fund shares, or other adverse consequences to the funds.

---------------------------------------------------------------------------------------------------------------------
TRUSTEES AND OFFICERS -- IDENTIFICATION AND BACKGROUND
---------------------------------------------------------------------------------------------------------------------

The Trustees and officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The business address of each Trustee and officer is
500 Boylston Street, Boston, Massachusetts 02116.

                                                                                    PRINCIPAL OCCUPATIONS & OTHER
                                       POSITION(s) HELD      TRUSTEE/OFFICER           DIRECTORSHIPS(2) DURING
        NAME, DATE OF BIRTH                WITH FUND             SINCE(1)                THE PAST FIVE YEARS
        -------------------            ----------------      ----------------       ------------------------------
INTERESTED TRUSTEES
John W. Ballen(3)                    Trustee and President  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

Robert J. Manning(3)                 Trustee and President  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director

Kevin R. Parke(3)                    Trustee                January 2002 until  Massachusetts Financial Services
(born 12/14/59)                                             February 2004       Company, President, Chief Investment
                                                                                Officer and Director (until February
                                                                                2004)

Robert C. Pozen(3)                   Trustee                February 2004       Massachusetts Financial Services
(born 08/08/46)                                                                 Company, Chairman (since February
                                                                                2004); Harvard Law School (education),
                                                                                John Olin Visiting Professor (since
                                                                                July 2002); Secretary of Economic
                                                                                Affairs, The Commonwealth of
                                                                                Massachusetts (January 2002 to
                                                                                December 2002); Fidelity Investments,
                                                                                Vice Chairman (June 2000 to December
                                                                                2001); Fidelity Management & Research
                                                                                Company (investment adviser),
                                                                                President (March 1997 to July 2001);
                                                                                The Bank of New York (financial
                                                                                services), Director; Bell Canada
                                                                                Enterprises (telecommunications),
                                                                                Director; Telesat (satellite
                                                                                communications), Director

Jeffrey L. Shames(3)                 Trustee                October 1993 until  Massachusetts Financial Services
(born 06/02/55)                                             February 2004       Company, Chairman (until February
                                                                                2004)

INDEPENDENT TRUSTEES
J. Atwood Ives                       Chairman               February 1992       Private investor; KeySpan Corporation
(born 05/01/36)                                                                 (energy related services), Director;
                                                                                Eastern Enterprises (diversified
                                                                                services company), Chairman, Trustee
                                                                                and Chief Executive Officer (until
                                                                                November 2000)

Lawrence H. Cohn, M.D.               Trustee                August 1993         Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                 Cardiac Surgery; Harvard Medical
                                                                                School, Professor of Surgery

David H. Gunning                     Trustee                January 2004        Cleveland-Cliffs, Inc. (mining
(born 05/30/42)                                                                 products and service provider), Vice
                                                                                Chairman/Director (since April 2001);
                                                                                Encinitos Ventures (private investment
                                                                                company), Principal (1997 to April
                                                                                2001); Lincoln Electric Holdings, Inc.
                                                                                (welding equipment manufacturer),
                                                                                Director; Southwest Gas Corporation
                                                                                (natural gas distribution company),
                                                                                Director

William R. Gutow                     Trustee                December 1993       Private investor and real estate
(born 09/27/41)                                                                 consultant; Capitol Entertainment
                                                                                Management Company (video franchise),
                                                                                Vice Chairman

Amy B. Lane                          Trustee                January 2004        Retired; Merrill Lynch & Co., Inc.,
(born 02/08/53)                                                                 Managing Director, Investment Banking
                                                                                Group (1997 to February 2001); Borders
                                                                                Group, Inc. (book and music retailer),
                                                                                Director; Federal Realty Investment
                                                                                Trust (real estate investment trust),
                                                                                Trustee

Lawrence T. Perera                   Trustee                July 1981           Hemenway & Barnes (attorneys), Partner
(born 06/23/35)

William J. Poorvu                    Trustee                August 1982         Private investor; Harvard University
(born 04/10/35)                                                                 Graduate School of Business
                                                                                Administration, Class of 1961 Adjunct
                                                                                Professor in Entrepreneurship
                                                                                Emeritus; CBL & Associates Properties,
                                                                                Inc. (real estate investment trust),
                                                                                Director

J. Dale Sherratt                     Trustee                August 1993         Insight Resources, Inc. (acquisition
(born 09/23/38)                                                                 planning specialists), President;
                                                                                Wellfleet Investments (investor in
                                                                                health care companies), Managing
                                                                                General Partner (since 1993);
                                                                                Cambridge Nutraceuticals (professional
                                                                                nutritional products), Chief Executive
                                                                                Officer (until May 2001)

Elaine R. Smith                      Trustee                February 1992       Independent health care industry
(born 04/25/46)                                                                 consultant

Ward Smith                           Trustee                October 1992        Private investor
(born 09/13/30)

OFFICERS
Robert J. Manning(3)                 President and Trustee  February 2004       Massachusetts Financial Services
(born 10/20/63)                                                                 Company, Chief Executive Officer,
                                                                                President, Chief Investment Officer
                                                                                and Director.

John W. Ballen(3)                    President and Trustee  August 2001 until   Massachusetts Financial Services
(born 09/12/59)                                             February 2004       Company, Chief Executive Officer and
                                                                                Director (until February 2004)

James R. Bordewick, Jr.(3)           Assistant Secretary    September 1990      Massachusetts Financial Services
(born 03/06/59)                      and Assistant Clerk                        Company, Senior Vice President and
                                                                                Associate General Counsel

Stephen E. Cavan(3)                  Secretary and Clerk    December 1989       Massachusetts Financial Services
(born 11/06/53)                                             until March 2004    Company, Senior Vice President,
                                                                                General Counsel and Secretary (until
                                                                                March 2004)

Stephanie A. DeSisto(3)              Assistant Treasurer    May 2003            Massachusetts Financial Services
(born 10/01/53)                                                                 Company, Vice President (since April
                                                                                2003); Brown Brothers Harriman & Co.,
                                                                                Senior Vice President (November 2002
                                                                                to April 2003); ING Groep N.V./Aeltus
                                                                                Investment Management, Senior Vice
                                                                                President (prior to November 2002)

Robert R. Flaherty(3)                Assistant Treasurer    August 2000         Massachusetts Financial Services
(born 09/18/63)                                                                 Company, Vice President (since August
                                                                                2000); UAM Fund Services, Senior Vice
                                                                                President (prior to August 2000)

Richard M. Hisey(3)                  Treasurer              August 2002         Massachusetts Financial Services
(born 08/29/58)                                                                 Company, Senior Vice President (since
                                                                                July 2002); The Bank of New York,
                                                                                Senior Vice President (September 2000
                                                                                to July 2002); Lexington Global Asset
                                                                                Managers, Inc., Executive Vice
                                                                                President and Chief Financial Officer
                                                                                (prior to September 2000); Lexington
                                                                                Funds, Chief Financial Officer (prior
                                                                                to September 2000)

Ellen Moynihan(3)                    Assistant Treasurer    April 1997          Massachusetts Financial Services
(born 11/13/57)                                                                 Company, Vice President

James O. Yost(3)                     Assistant Treasurer    September 1990      Massachusetts Financial Services
(born 06/12/60)                                                                 Company, Senior Vice President

------------------
(1) Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act)
    which is the principal federal law governing investment companies like the series/the fund. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. The Trust will hold a shareholders' meeting in 2005 and at least once every five years thereafter to elect Trustees. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of
MFS. Each Trustee serves as a board member of 109 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

---------------------------------------------------------------------------------------------------------------------

INVESTMENT ADVISER                                CUSTODIANS
Massachusetts Financial Services                  State Street Bank and Trust Company
Company                                           225 Franklin Street, Boston, MA 02110
500 Boylston Street, Boston, MA
02116-3741                                        JP Morgan Chase Bank
                                                  One Chase Manhattan Plaza
DISTRIBUTOR                                       New York, NY 10081
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA
02116-3741

PORTFOLIO MANAGER
Maura Shaughnessy

-------------------------------------------------------------------------------
MONEY MANAGEMENT FOR ALL TYPES OF INVESTORS
-------------------------------------------------------------------------------

YOUR GOALS ARE IMPORTANT

MFS offers a complete range of investments and investment services to address specific financial needs over time. When your investing goals change, you can easily stay with MFS for the products you need, when you need them. Whether you're investing for college or retirement expenses or for tax management or estate planning, MFS will be there.

Ask your investment professional how MFS can help you move toward the goals you've set.

            MFS FAMILY OF FUNDS(R)

            More than 50 portfolios offer domestic and international equity and fixed-income investment across the full risk spectrum

            VARIABLE ANNUITIES

            A selection of annuity products with advantages for building and preserving wealth

            MFS 401(k) AND IRA SUITES

            Retirement plans for businesses and individuals

            MFS COLLEGE SAVINGS PLANS

            Investment products to help meet education expenses

            MFS PRIVATE PORTFOLIO SERVICES

            Investment advisory services that provide custom products for high-net-worth individuals

A prospectus for any MFS product can be obtained from your investment professional. You should read the prospectus carefully before investing as it contains complete information on the fund's investment objective(s), the risks associated with an investment in the fund, and the fees, charges, and expenses involved. These elements, as well as other information contained in the prospectus, should be considered carefully before investing.

Variable annuities are offered through MFS/Sun Life Financial Distributors,
Inc.

-------------------------------------------------------------------------------
CONTACT INFORMATION
-------------------------------------------------------------------------------

INVESTOR INFORMATION

For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-225-2606 any business day from 8 a.m. to 8 p.m. Eastern time.

A general description of the MFS Funds proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the About MFS section of mfs.com or by visiting the SEC's website at http://www.sec. gov.

INVESTOR SERVICE

Write to us at: MFS Service Center, Inc.
                P.O. Box 55824
                Boston, MA 02205-5824

Type of Information            Phone number           Hours, Eastern Time
--------------------------------------------------------------------------------
General information            1-800-225-2606         8 a.m. to 8 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Speech- or hearing-impaired    1-800-637-6576         9 a.m. to 5 p.m., any
                                                      business day
--------------------------------------------------------------------------------
Shares prices, account         1-800-MFS-TALK
balances exchanges             (1-800-637-8255)       24 hours a day, 365 days a
or stock and bond outlooks     touch-tone required    year
--------------------------------------------------------------------------------

WORLD WIDE WEB

Go to MFS.COM for a clear view of market events, investor education, account access, and product and performance insights.

Go paperless with EDELIVERY: Join your fellow shareholders who are already taking advantage of this great new benefit from MFS. With eDelivery, we send you prospectuses, reports, and proxies electronically. You get timely information without mailbox clutter (and help your fund save printing and postage costs).

SIGN-UP instructions: If your account is registered with us, go to mfs.com, log in to your account via MFS Access, and select the eDelivery sign up options.

If you own your MFS fund shares through a financial institution or through a retirement plan, MFS Talk, MFS Access, and eDelivery may not be available to you.

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C) 2004 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
                                                             MMU-SEM-6/04 163M

ITEM 2. CODE OF ETHICS.

Applicable for semi-annual reports if the registrant has amended the code of ethics during the period covered by the report or has granted a waiver, including an implicit waiver, from a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable at this time. [Applicable for periods ending on or after July 9, 2004 (beginning with Form N-CSRs filed at the end of September, 2004 for July 31, 2004 reporting period.)]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11.  EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

    (1) [**An amendment to the code of ethics, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: The amendment is attached hereto.**][**APPLICABLE IF THE REGISTRANT HAS AMENDED ITS CODE OF ETHICS DURING THE PERIOD COVERED BY REPORT**]

    (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2): Attached hereto.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST VI


By (Signature and Title)*  ROBERT J. MANNING
                           --------------------------------------------------
                           Robert J. Manning, President

Date: June 23, 2004
      -------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By (Signature and Title)*  ROBERT J. MANNING
                           --------------------------------------------------
                           Robert J. Manning, President (Principal Executive Officer)

Date: June 23, 2004
      -------------


By (Signature and Title)*  RICHARD M. HISEY
                           --------------------------------------------------
                           Richard M. Hisey, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 23, 2004
      -------------


* Print name and title of each signing officer under his or her signature.